                                         FIRST AMENDMENT TO THE
                              LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                                                    OF
                                    WELLSFORD/WHITEHALL GROUP, L.L.C.

                  This FIRST AMENDMENT (this "First Amendment") to the LIMITED
LIABILITY COMPANY OPERATING AGREEMENT of WELLSFORD/WHITEHALL
GROUP, L.L.C. (the "Operating Agreement"), is made as of December 21, 2000, by and among WHWEL Real Estate Limited Partnership, a Delaware limited partnership
("WHWEL"), Wellsford Commercial Properties Trust, a Maryland real estate investment trust ("WCPT"), WXI/WWG Realty, L.L.C., a Delaware limited liability company
("Whitehall XI"), W/W Group Holdings, L.L.C., a Delaware limited liability company
("Holding Co."), and WP Commercial, L.L.C., a Delaware limited liability company
("Management Co.").

                                                 RECITALS

                  WHEREAS, WHWEL, WCPT, Whitehall XI, Holding Co. and the
additional Members set forth on Schedule 1 annexed to the Operating Agreement are parties to the Operating Agreement, dated as of May 28, 1999;

                  WHEREAS, concurrently with the execution of this First Amendment,
WHWEL is transferring Membership Units to Management Co.;  and

                  WHEREAS, the parties hereto agree (i) that WCPT shall no longer act as the Manager of the Company, and that such event shall not be deemed to be a removal with Cause (as defined in the Operating Agreement), (ii) that Management Co. is admitted as a Member of the Company and  appointed as the Manager of the Company and (iii) to otherwise amend the Operating Agreement as set forth in this First
Amendment.

                  NOW, THEREFORE, in order to carry out their intent as expressed above and in consideration of the mutual agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

                                                ARTICLE I.

                                   DEFINITIONS; RECITALS; EFFECTIVENESS

                  Section 1.1.      Capitalized terms used but not defined in this First
Amendment shall have the meanings given to such terms in the Operating Agreement.

                  Section 1.2.      The Recitals are hereby incorporated into the First
                  ------------
Amendment and it is acknowledged and agreed that (i) WCPT shall no longer act as the

                                                   -1-

Manager of the Company, and that such event shall not be deemed to be a removal with
Cause (as defined in the Operating Agreement) and (ii) Management Co. is admitted as a
Member.  As of the Effective Date, Management Co. is hereby appointed as the Manager of the Company.  From and after the Effective Date, WCPT shall have no further right to exercise any of the powers and duties granted to the Manager under the Operating
Agreement, as amended by this First Amendment.

                  Section 1.3.      This First Amendment shall automatically become effective
as of January 1, 2001.

                                               ARTICLE II.

                                  AMENDMENTS TO THE OPERATING AGREEMENT

                  The Operating Agreement is hereby amended as follows:

                  Section 2.1.

                  (a)  Each of the following terms and definitions contained in Section 1.1 of the Operating Agreement is hereby amended and restated to read in its entirety as follows:

                  "'Agreement' shall mean this Limited Liability Company Operating
         Agreement, as amended by the First Amendment, and as further amended or modified from time to time."

                  "'Available Cash' shall mean, for any fiscal period, the excess, if any, of
         (A) the sum of (i) the amount of all cash receipts of the Company during such period from whatever source, other than Capital Proceeds, and (ii) Permitted
         Reserves and any other cash reserves of the Company existing at the start of such period (other than reserves funded from Capital Proceeds) over (B) the sum of
         (i) all cash amounts paid or payable (without duplication) in such period on account of expenses and capital expenditures incurred in connection with the
         Company's business (including general operating expenses, taxes and principal repayments or interest on any debt of the Company (including the repayment of the Short-Term Advances and the payment of interest thereon)) and (ii) Permitted
         Reserves that are established and continue to be maintained in accordance with this Agreement by the Manager in such fiscal period plus such other cash reserves that are established and continue to be maintained in accordance with the terms of this Agreement in such fiscal period which may be required for the working capital and future needs of the Company; provided that in the case of cash reserves other than Permitted Reserves, the amount thereof must be approved by the Management Committee or, failing such approval, such other cash reserves shall not exceed the amount required under any loan documents to which the
         Company or its Subsidiaries are a party.  For the avoidance of doubt, cash released from Permitted Reserves or other cash reserves funded from Capital Proceeds as a result of a determination by or an obligation of the Manager to reduce the amount of such reserves (but not a reduction resulting from the application of such

                                                   -2-

         reserves for their intended purpose) will be deemed to constitute Capital Proceeds, and cash released from Permitted Reserves or other cash reserves funded other than from Capital Proceeds as a result of a determination by or an obligation of the Manager to reduce the amount of such reserves (but not a reduction resulting from the application of such reserves for their intended purpose) will be deemed to constitute Available Cash.  Furthermore, expenses paid from Capital Proceeds
         (including expenses associated with the Capital Event giving rise to such Capital
         Proceeds) shall not be deducted pursuant to clause (B)(i) above."

                  "'Capital Commitment' shall mean, as of the Effective Date, with respect to each Member listed below, the amount set forth opposite such Member's name less the cumulative amounts actually funded, from time to time, by such Member after the Effective Date:

                  WHWEL:                    $5,902,876
                  Whitehall XI:             $41,345,789
                  WCPT:                     $8,468,213
                  Total:                    $55,716,878

         To the extent any Interim Capital Contribution made by a Managing Member is subsequently returned to such Managing Member pursuant to Section 7.1(b)(i)
         within five (5) months of the date such Interim Capital Contribution was made and in any event prior to December 31, 2001, the amount so returned shall be added back to such Managing Member's outstanding Capital Commitment on the date returned as if it had not been funded.  To the extent a Member receives a distribution from the Company in connection with the sale of a Recently Acquired
         Asset to an Affiliate of the Whitehall Group as contemplated by Section 3.4A(i)
         hereof, the amount so received by such Member representing a return of capital
         (as opposed to a return on capital) shall be added back to such Member's outstanding Capital Commitment on the date received as if it had not been funded."

                  "'Capital Proceeds' shall mean the net amount of cash proceeds received by the Company (including the net amount of cash proceeds received from an
         Affiliate but excluding the net amount of proceeds from a sale of a Property in connection with a Section 1031 Transaction that are reinvested in new assets)
         from the occurrence of one or more of the following events: (i) a merger
         (including a triangular merger), consolidation or other combination with or into another Person, (ii) the direct or indirect sale, lease (other than space leases), exchange or other disposition or transfer of any Property or Company Asset,
         (iii) an eminent domain taking, insurance recovery or condemnation award, (iv)
         any refinancing or borrowing by the Company or its Affiliates, (v) any issuance of equity securities of the Company or its Affiliates; and (vi) Capital Contributions."

                  "'Deemed Value Per Membership Unit' shall, from and after October 25,
         2000, mean an amount equal to (x) $18.00 minus (y) the amount equal to the quotient of the amount of any Capital Proceeds distributed after October 25, 2000 and prior to December 31, 2001 divided by the number of outstanding

                                                   -3-

         Membership Units at the time of each such distribution (it being agreed that any distributions of Capital Proceeds resulting from the Whitehall Group's purchase of any Recently Acquired Asset will not reduce the then Deemed Value Per
         Membership Unit); provided, however, that the Deemed Value Per Membership
         Unit may be changed at any time with the prior consent of the Management
         Committee, provided that it may only be reduced below $15.85 if prior to giving effect to such reduction the Company receives a fairness opinion with respect to the fairness of the revised Deemed Value Per Membership Unit from any of
         Valuation Research Corporation, Arthur Andersen LLP, PricewaterhouseCoopers
         LLP or other independent, disinterested appraiser reasonably acceptable to the
         Saracen Members; provided, further, that if a New Member acquires Membership
         Units from the Company, the Deemed Value Per Membership Unit shall thereafter equal the (x) the sum of the cash plus the agreed net fair market value of property contributed to the Company by the Person who most recently became a New
         Member (including on such date), which amount was solely attributable to the
         Membership Units issued and referred to in clause (y) below, divided by (y) the total number of Membership Units issued to such New Member in respect of such contributions."

                  "'Funding Percentage' shall mean, with respect to each Managing Member listed below, such Managing Member's pro rata share of the capital contribution required by a Mandatory Capital Call or a Capital Call, as the case may be, determined by dividing (x) the amount remaining for such Managing Member's
         Capital Commitment by (y) the sum of the amounts remaining for the Capital
         Commitments of all of the Managing Members.  The Funding Percentage for each
         Managing Member as of the Effective Date is as follows:

                  WHWEL:                    10.6%
                  Whitehall XI:             74.2%
                  WCPT:                     15.2%
                  Total:                    100.0%

                  Notwithstanding the foregoing, Whitehall XI may elect to fund all or any portion of the amount of any Mandatory Capital Call that would otherwise be required to be funded by WHWEL.

                  "'Manager' shall mean (i) Management Co. upon the Effective Date and
                    -------
         (ii) if for any reason Management Co. ceases to be the Manager, shall thereafter mean another Person appointed by the Management Committee."

                  "'Mandatory Capital Call' shall mean a Capital Call for any capital contributions that would be required pursuant to Section 5.2(a) or Section 5.2(f)."

                  "'Members' shall mean WHWEL, WCPT, Saracen, Whitehall XI, Holding
         Co. and Management Co. (for as long as such Persons are still members of the
         Company), their successors and permitted assigns and any other members of the
         Company admitted in accordance with Article VIII.

                                                   -4-

                  "'Promote' shall mean the WCPT Promote and the Manager Promote, collectively, or, if the context so requires, either the WCPT Promote or the
         Manager Promote."

                  "'Promote Payments' shall mean an amount, as determined from time to time, equal to: (i) with respect to WHWEL, the sum of all amounts paid to (A)
         WCPT pursuant to Sections 7.1(c)(iii)(x) or 7.1(c)(iv)(x) or (B) the Manager
         pursuant to Sections 7.1(c)(iii)(y) or 7.1(c)(iv)(y), and not returned to WHWEL pursuant to Section 7.2; (ii) with respect to Whitehall XI, the sum of all amounts paid to (A) WCPT pursuant to Sections 7.1(d)(iii)(x) or 7.1(d)(iv)(x) or (B) the
         Manager pursuant to Sections 7.1(d)(iii)(y) or 7.1(d)(iv)(y), and not returned to
         Whitehall XI pursuant to Section 7.2; (iii) with respect to Holding Co., the sum of all amounts paid to (A) WCPT pursuant to Sections 7.1(e)(iii)(x) or 7.1(e)(iv)(x)
         or (B) the Manager pursuant to Sections 7.1(e)(iii)(y) or 7.1(e)(iv)(y), and not
         returned to Holding Co. pursuant to Section 7.2; (iv) with respect to WCPT, the sum of all amounts paid to (A) WCPT pursuant to (1) Sections 7.1(f)(iii)(x) or
         7.1(f)(iv)(x) and (2) Sections 7.1(g)(iii)(x) or 7.1(g)(iv)(x) or (B) the Manager
         pursuant to (1) Sections 7.1(f)(iii)(y) or 7.1(f)(iv)(y) and (2) Sections 7.1(g)(iii)(y)
         or 7.1(g)(iv)(y), and not returned to WCPT pursuant to Section 7.2; and (v) with respect to Management Co., the sum of all amounts paid to (A) WCPT pursuant to
         Sections 7.1(h)(iii)(x) or 7.1(h)(iv)(x) or (B) the Manager pursuant to Sections
         7.1(h)(iii)(y) or 7.1(h)(iv)(y), and not returned to Management Co. pursuant to
         Section 7.2."

                  "'WCPT I Distributions' shall mean, as of any date, an amount equal to the product of (x) the distributions made to WCPT, WHWEL, Whitehall XI, Holding
         Co. and Management Co. pursuant to Section 7.1(b)(iv)(B) multiplied by (y) the quotient (expressed as a percentage rounded up to the nearest one ten-thousandth
         (0.0001)) of the WCPT I Percentage Interest divided by the Combined
         Whitehall/WCPT Percentage Interest."

                  "'WCPT II Distributions' shall mean, as of any date, an amount equal to the product of (x) the distributions made to WCPT, WHWEL, Whitehall XI,
         Holding Co. and Management Co. pursuant to Section 7.1(b)(iv)(B) multiplied by
         (y) the quotient (expressed as a percentage rounded up to the nearest one ten-
         thousandth (0.0001)) of the WCPT II Percentage Interest divided by the
         Combined Whitehall/WCPT Percentage Interest."

                  "'WCPT I Percentage Interest' shall mean, as of any date, the percentage obtained by dividing (A) the number of Membership Units issued to WCPT as of the Effective Date in respect of WCPT Phase I Capital Contributions, plus the number of Membership Units issued to WCPT after the Effective Date in respect of the WCPT Phase I Capital Contribution by (B) the total number of Membership
         Units issued to all Members."

                  "'WCPT II Percentage Interest' shall mean, as of any date, the percentage obtained by dividing (A) the number of Membership Units issued to WCPT as of the Effective Date with respect to WCPT Phase II Capital Contributions, plus the

                                                   -5-

         number of Membership Units issued to WCPT after the Effective Date in respect of the WCPT Phase II Capital Contribution by (B) the total number of
         Membership Units issued to all Members."

                  "'Whitehall Group' shall mean, collectively, WHWEL, Whitehall XI,
                    ---------------
         Holding Co. and Management Co., together with any assignees or transferees to the extent permitted hereunder."

                  (b)  Section 1.1 of the Operating Agreement is hereby amended by inserting the following terms and definitions in their appropriate alphabetical order:

                  "'Absolute Net Rent' shall mean, for any lease, the initial full service gross annual rent per square foot on the effective date of such lease, minus (i) an amount equal to the initial annual operating expenses per square foot, minus (ii)
         an amount per square foot equal to the quotient of (A) the present value of all free rent, commissions, tenant improvements and other deal-related costs as of the effective date of such lease per square foot (utilizing a discount rate of 11% per annum) divided by (B) the number of years in the term of the lease, plus (iii) an amount per square foot equal to the quotient of (I) the sum of the present value of each rent increase per square foot during the then current term of such lease
         (utilizing a discount rate of 11% per annum) divided by (II) the number of years in the term of the lease."

                  "'Actual Debt Level' shall have the meaning set forth in Section
         8.2(c)(vii)(C)."

                  "'Additional Services' shall have the meaning set forth in
         Section 8.2(b)(vi)."

                  "'All-In Acquisition Cost' shall mean, with respect to any Property, the sum of (i) the purchase price paid to seller, plus (ii) without duplication, the amount of debt in connection with such acquisition either assumed by the
         Company or its Subsidiary or to which the Company or its Subsidiary takes subject, plus (iii) all attorneys' fees and expenses and other transaction costs
         (including third-party due diligence costs) paid by the Company or its Subsidiary in connection with the acquisition of such Property."

                  "'Approved Company' shall mean any company listed on Schedule 8.2(a)
         or its affiliated operating limited partnership, and any successors or assigns thereof."

                  "'Approved Counsel' shall mean (i) Sullivan & Cromwell, (ii) Robinson
         Silverman Pearce Aronsohn & Berman LLP, (iii) Arent Fox Kintner Plotkin &
         Kahn, (iv) Fried, Frank, Harris, Shriver & Jacobson and (v) any other law firm in the States where the Properties are located that has previously been engaged by the Company and/or its Subsidiaries or that is approved by WCPT."

                                                   -6-

                  "'Approved Extraordinary Transaction' shall mean any (A) merger, consolidation or similar business combination or (B) sale of all or substantially all of the Properties in a single transaction.  A transaction otherwise permitted under clause (ii), (iii) or (iv) of Section 8.2(a) shall not be deemed to be an Approved
         Extraordinary Transaction."

                  "'Assumed Debt Level' shall have the meaning set forth in Section
         8.2(c)(i)."

                  "'Base Value' shall mean an amount equal to $700 million, minus (i) the
         Initial Allocated Value of any Property (or the Equity Value in the case of a Credit
         Lease Property) that is sold by the Company, (provided that such reduction shall take effect only on the day that is one day after the day that is six months after the sale of such Property), plus (ii) the All-In Acquisition Cost of all Properties (other than Credit Lease Properties) acquired by the Company or its Subsidiaries after the Effective Date; provided, that (a) with respect to any property acquired in a
         Section 1031 Transaction, such increase shall become effective on the date that is one day after the day that is six months after the date of the acquisition of such
         Property in a Section 1031 Transaction and (b) such increase shall become effective immediately upon the acquisition by the Company of any Property other than in a Section 1031 Transaction. The Base Value will also be increased with respect to each Credit Lease Property acquired by the Company by an amount equal to the Equity Value of such Credit Lease Property and such increase shall become effective on the date that is one day after the day that is six months after the date of the acquisition of such Credit Lease Property."

                  "'Borrowing Base' shall mean the sum total of the Initial Borrowing Base
         Allocated Values for each of the Properties, which will initially be equal to $700 million.  The Borrowing Base will (x) be reduced by the Borrowing Base
         Allocated Value of any Property that is sold and by a pro rata portion of the
         Borrowing Base Allocated Value of any asset that is subject to an unrestored casualty or condemnation (based on the portion of such Property that is subject to such a casualty or condemnation) and (y) exclude any Credit Lease Property that is financed pursuant to Section 3.9."

                  "'Borrowing Base Allocated Value' shall mean, with respect to any
         Property, the Initial Borrowing Base Allocated Value for such Property, provided that the Borrowing Base Allocated Value of any Property shall, upon closing of any re-financing of such Property, be increased or decreased to equal either the appraised value of such Property as determined in connection with such financing
         (if the Company obtains a copy thereof) or, in the event no such appraisal is made by, or made available to, the Company, the implied valuation of such Property
         (i.e., based on the gross loan amount (or, in the case of a financing of multiple
         Properties, the portion of the loan allocated to such Property) divided by the loan-
         to-value ratio for the entire financing, regardless of whether a third party appraisal is procured); provided, however, that in connection with financings that permit or contemplate additional advances, the Borrowing Base Allocated Value of any
         Property shall be increased, upon each additional advance, by an amount equal to

                                                   -7-

         the increase of the implied valuation of such Property directly or indirectly evidenced by such additional advance (i.e., an amount obtained by dividing the principal amount of such advance by the original loan-to-value ratio for the entire financing).  In the event that neither an appraisal nor an implied valuation based on the loan-to-value ratio is made available to the Company, and WCPT and the
         Whitehall Group are unable to agree upon the adjustments to the Borrowing Base
         Allocated Value in connection with the closing of a refinancing of a Property, the
         Company will, at its sole expense, hire an independent real estate appraisal firm
         (reasonably acceptable to WCPT and the Whitehall Group) to determine the value of the refinanced Property."

                  "'Cash Equivalent Assets' shall include: (i) cash and cash equivalents
         (including cash the use of which is restricted by contract), (ii) the fair market value of any interest rate caps or hedging instruments to which the Company is a party, (iii) accounts receivable (net of reserves for credit losses), (iv) prepaid insurance, prepaid real estate taxes and other prepaid costs having value in the future, (v) utility, performance bonds and other cash or cash equivalent deposits having value in the future.  'Cash Equivalent Assets' shall exclude straight-line rents, deferred financing costs and corporate furniture fixtures and equipment (it being understood and agreed that if categories of assets are different at the time of the Global Buy-Sell from those listed above, such differently classified categories of assets will constitute 'Cash Equivalent Assets' if the nature of such categories of assets is economically substantially similar to the 'Cash Equivalent Assets' listed above such that they would be properly characterized as 'Cash Equivalent Assets'
         if they existed on the date hereof)."

                  "'Cash Equivalent Liabilities' shall include: (i) accounts payable and accrued expenses, (ii) accrued debt interest payments, (iii) advance rent receipts,
         (iv) the outstanding principal balance of the Saracen Notes and (v) security deposits made by tenants to the Company or its Subsidiaries.  'Cash Equivalent
         Liabilities' shall exclude the effect of straight lining ground lease obligations and capitalized ground lease liabilities (it being understood and agreed that if categories of liabilities are different at the time of the Global Buy-Sell from those listed above, such differently classified categories of liabilities will constitute
         'Cash Equivalent Liabilities' if the nature of such categories of liabilities is economically substantially similar to the 'Cash Equivalent Liabilities' listed above such that they would be properly characterized as 'Cash Equivalent Liabilities' if they existed on the date hereof)."

                  "'Cash Equivalent Net Worth' shall mean the Cash Equivalent Assets minus the Cash Equivalent Liabilities."

                  "'Claims' shall mean, collectively, the claims, demands, losses, damages, liabilities, lawsuits and other proceedings, judgements and awards, and costs and expenses (including but not limited to reasonable attorneys' fees and expenses)
         alleged against or incurred by any Person."

                                                   -8-

                  "'Closing Balance Sheet' shall have the meaning set forth in Section
         8.2(c)(vii)."

                  "'Closing Cash Equivalent Net Worth' shall mean the consolidated Cash
         Equivalent Net Worth of the Company and its Subsidiaries on a consolidated basis as reflected on the Closing Balance Sheet for the Company."

                  "'Company Value' shall have the meaning set forth in Section 8.2(c)(ii)."

                  "'Controlled Affiliate' shall mean an Affiliate of WRP that is at least 51%
         owned by, and solely controlled directly or indirectly by, WRP.  For purposes of this definition and Section 8.2, 'controlled' shall mean, when used with respect to any Person, the power to direct the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise."

                  "'Conversion Price' shall have the meaning set forth in Section 8.2(c)(i)."

                  "'Covered Indebtedness' shall mean all Indebtedness for borrowed money incurred by the Company or any of the Subsidiaries (whether or not such
         Indebtedness is secured by mortgages or other security interests on any of the
         Properties), together with any preferred equity issued by the Company after the
         Effective Date to a mezzanine lender (for the avoidance of doubt, it is understood and agreed that Covered Indebtedness shall not include the Series A Preferred
         Membership Units and any amounts funded by the Members pursuant to Section
         5.2(f))."

                  "'Credit Lease Property' shall mean any property to be owned or, if a part of an acquisition of a pool of properties that also includes fee-owned properties, ground leased by the Company (or a Subsidiary) that is encumbered by one or more Credit Tenant Leases."

                  "'Credit Tenant Lease' shall mean any lease to a tenant having a credit rating of at least 'Baa' by Moody's or 'BBB+' by S&P."

                  "'Development Assets' shall mean any Property as to which, at the relevant time of determination, more than $1 million of tenant improvements, base building or renovation work, in the aggregate, relating to such Property set forth in any Approved Budget remains to be completed."

                  "'Effective Date' shall mean January 1, 2001."

                  "'Equity Value' shall mean, with respect to any Credit Lease Property, the excess of the All-In-Acquisition Cost of such Credit Lease Property over the principal amount of any loan secured by such Credit Lease Property."

                  "'Estimated Balance Sheet' shall have the meaning set forth in Section
         8.2(c)(vii)(B)."

                                                   -9-

                  "'Estimated Cash Equivalent Net Worth' shall have the meaning set forth in Section 8.2(c)(vii)(B)."

                  "'Financing Parameters' shall mean the conditions set forth in clauses (a),
         (b) and (c) of Section 3.9."

                  "'First Amendment' shall mean the First Amendment to the Limited
         Liability Operating Agreement of Wellsford/Whitehall Group, L.L.C., dated as of the Effective Date, by and among all of the Members of the Company as of the
         Effective Date."

                  "'GAAP' shall mean United States generally accepted accounting principles as in effect from time to time."

                  "'Global Buying Party' shall have the meaning set forth in Section
         8.2(c)(ii)."

                  "'Global Buy-Sell' shall have the meaning set forth in Section 8.2(c)."

                  "'Global Buy-Sell Closing Date' shall have the meaning set forth in Section
         8.2 (c)(vii)(B)."

                  "'Global Buy-Sell Notice' shall have the meaning set forth in Section
         8.2(c)(i)."

                  "'Global Election Notice' shall have the meaning set forth in Section
         8.2(c)(i)."

                  "'Global Non-Triggering Party' shall have the meaning set forth in Section
         8.2(c)(i)."

                  "'Global Non-Triggering Party Interest' shall have the meaning set forth in
         Section 8.2(c)(i)."

                  "'Global Offer to Buy' shall have the meaning set forth in
         Section 8.2(c)(i)."

                  "'Global Offer to Sell' shall have the meaning set forth in
         Section 8.2(c)(i)."

                  "'Global/Portfolio Buy-Sell' shall have the meaning set forth in
         Section 8.2(d)."

                  "'Global/Portfolio Buy-Sell Notice' shall have the meaning set forth in
         Section 8.2(d)(i)."

                                                   -10-

                  "'Global/Portfolio Election Notice' shall have the meaning set forth in
         Section 8.2(d)(i)."

                  "'Global Selling Party' shall have the meaning set forth in
         Section 8.2(c)(ii)."

                  "'Global Triggering Party' shall have the meaning set forth in
         Section 8.2(c)."

                  "'Global Triggering Party Interest' shall have the meaning set forth in
         Section 8.2(c)(i)."

                  "'Initial Allocated Value' shall mean, with respect to any Property, the value set forth opposite the name of such Property on Schedule A hereto."

                  "'Initial Borrowing Base Allocated Value' shall mean, with respect to any
         Property, the value set forth opposite the name of such Property on Schedule B hereto."

                  "'LIBOR' shall mean, as of the date of calculation, the rate for deposits in
         U.S. Dollars for such applicable period as determined by the Manager that appears on Telerate Page 3750 as of 11:00 a.m., London time, on such calculation date.  If such rate does not appear on Telerate Page 3750 as of 11:00 a.m., London time, on the applicable calculation date, LIBOR will be the arithmetic mean of the offered rates for deposits in U.S. Dollars for such applicable period that appear on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on such calculation date."

                  "'Loan' shall mean any loan for borrowed money made to the Company and its Subsidiaries."

                  "'Management Co.' shall mean WP Commercial, L.L.C., a Delaware
                    --------------
         limited liability company."

                  "'Management Co. Cause' shall mean the fraud, criminal felony indictment, gross negligence or willful misconduct of Management Co. in connection with the business of the Company or any of its Subsidiaries; provided, however, that such fraud, gross negligence or willful misconduct shall not in any event constitute 'Management Co. Cause' unless (i) WCPT has provided written notice to the Whitehall Group of the conduct it believes constitutes 'Management
         Co. Cause' and such conduct shall remain unremedied for a period of 45 days after such written notice is provided, (ii) if the Whitehall Group or Management Co.
         contests whether such conduct constitutes 'Management Co. Cause', an arbitrator selected pursuant to Section 5.10 shall have issued its final determination that such conduct does in fact constitute 'Management Co. Cause' and (iii) such fraud, gross negligence or willful misconduct results in damages, in any one instance or in all instances collectively, to the Company or any of its Subsidiaries in an
         amount equal to $50,000."

                                                   -11-

                  "'Manager Promote' shall mean the aggregate distributions that would be made to the Manager pursuant to Sections 7.1(c)(iii)(y), 7.1(c)(iv)(y),
         7.1(d)(iii)(y), 7.1(d)(iv)(y), 7.1(e)(iii)(y), 7.1(e)(iv)(y), 7.1(f)(iii)(y), 7.1(f)(iv)(y),
         7.1(g)(iii)(y), 7.1(g)(iv)(y), 7.1(h)(iii)(y) and 7.1(h)(iv)(y)."

                  "'Master Environmental Services Agreement' shall mean the
         Environmental Master Services Agreement in the form set forth in Schedule F."

                  "'Moody's' shall mean Moody's Investor Services, Inc. or any successor
                    -------
         thereto."

                  "'Other Assets' shall mean those Properties other than the Nomura
         Properties and the Non-Nomura Properties, as more particularly described in
         Schedule 2.4(I)."

                  "'Permitted Reserves' shall mean, as of any date, reserves determined and made by the Manager in an amount equal to not greater than the sum of (1) the sum of (A) $1,000,000 of Company-level reserves (less any reserves held by the
         Subsidiaries other than Property-level reserves) plus (B) Property-level reserves of up to 0.5% of the book value of the applicable Property; (2) an amount equal to the amount that may be payable in respect of potential claims from a purchaser of one or more of the Properties for breach of representations and warranties and any other claims or liabilities under a purchase and sale agreement (as such reserves or potential liabilities are determined in the Whitehall Group's reasonable discretion)
         after the sale of such Property (provided that no such reserve shall exceed 5% of the purchase price of the Property in respect of which such reserve is made or be withheld for more than 18 months following the closing of such sale, even though the dollar limit on and duration of the Company's (or Subsidiary's) liability under any sales agreement may exceed such amounts and duration if the Manager and the Whitehall Group so determine); and (3) an amount equal to the aggregate principal amount of Indebtedness of the Company or any of its Subsidiaries
         maturing or otherwise becoming payable within 120 days after the date of the sale of such Property (and accrued interest on Indebtedness that is not current and interest that will accrue on other Indebtedness within the following 120 days to the extent the Company's projected unrestricted cash flow will not otherwise be sufficient to pay interest on a current basis), provided, however that in the event such Indebtedness maturing or otherwise becoming payable within 120 days after the date of the sale of such Property is repaid, refinanced or the maturity date of such Indebtedness is extended to another date beyond 120 days from the date of extension, the remaining amounts previously reserved for such Indebtedness shall cease to constitute Permitted Reserves and shall be distributed under Section
         7.1(b) as a Capital Proceeds Distribution Amount.  Reserves established under this definition will be funded from Capital Proceeds or, if the Manager reasonably determines (and certifies in writing to WCPT) that the failure to establish such reserves could be materially detrimental to the Company, from other sources."

                  "'Pointview' shall mean the property located at Berdan Avenue, Township of Wayne, New Jersey."

                                                   -12-

                  "'Pointview Buying Party' shall have the meaning set froth in Section
         8.2(b)(ii)."

                  "'Pointview Buy-Sell' shall have the meaning set forth in Section
         8.2(b)(i)."

                  "'Pointview Election Notice' shall have the meaning set forth in Section
         8.2(b)(i)."

                  "'Pointview Offer Price' shall have the meaning set forth in Section
         8.2(b)(i)."

                  "'Pointview Offer to Buy' shall have the meaning set forth in Section
         8.2(b)(i)."

                  "'Pointview Offer to Sell' shall have the meaning set forth in Section
         8.2(b)(i)."

                  "'Portfolio' shall have the meaning set forth in Section 8.2(d)."

                  "'Portfolio Buying Party' shall have the meaning set forth in Section
         8.2(d)(ii)."

                  "'Portfolio Non-Triggering Party' shall have the meaning set forth in
         Section 8.2(d)(i)."

                  "'Portfolio Offer to Buy' shall have the meaning set forth in Section
         8.2(d)(i)."

                  "'Portfolio Offer to Sell' shall have the meaning set forth in Section
         8.2(d)(i)."

                  "'Portfolio Offer Price' shall have the meaning set forth in Section
         8.2(d)(i)."

                  "'Portfolio Purchase Price' shall have the meaning set forth in Section
         8.2(d)(iv)."

                  "'Portfolio Selling Party' shall have the meaning set forth in Section
         8.2(d)(ii)."

                  "'Portfolio Triggering Party' shall have the meaning set forth in Section
         8.2(d)."

                  "'Qualified OP Units' shall mean partnership interests or units in a partnership that may have 'lock-up' restrictions prohibiting their transfer so long as such restrictions are for 6 months or less and will, after such 'lock-up,' be convertible into or exchangeable for common stock (or preferred stock that is

                                                   -13-

         convertible into or exchangeable for common stock) registered with the Securities
         Act or common stock (or preferred stock that is convertible into or exchangeable for common stock) entitled to registration rights reasonably deemed acceptable by the Manager."

                  "'Recently Acquired Asset Capital' shall mean, with respect to any
         Recently Acquired Asset, the total amount of capital contributed by the Company to the Subsidiary owning such Recently Acquired Asset (less amounts distributed to the Company by such Subsidiary prior to the Effective Date), plus all attorneys'
         fees and expenses and other transaction costs (including third-party due diligence costs) paid for by the Company rather than the applicable Subsidiary.  As of the date hereof, the Recently Acquired Asset Capital for each Recently Acquired
         Asset is set forth on Schedule D."

                  "'Recently Acquired Assets' shall mean the properties commonly known as
         'Channel Lumber' (located at 945 Rt. 10, Whippany, NJ), '250 Elm Street' (located at 250 Elm Street, Dedham, MA) and 'BF Goodrich' (located at 197 Ridgedale
         Avenue, Cedar Knolls, NJ)."

                  "'REIT Distribution Notice' shall have the meaning set forth in Section
         7.1(o)."

                  "'Requisite Manager Promote' shall mean an amount, as determined from time to time, equal to:

                  (i) with respect to WHWEL, the sum of (a) 4.6484% of the total distributions distributed to WHWEL pursuant to Section 7.1(b) in excess of a
         17.5% Internal Rate of Return (but only with respect to any such distributions that, after deducting the amount of the distributions made by WHWEL on account of the Manager Promote, provide WHWEL with an Internal Rate of Return of up to 22.5%), plus (b) 5.9766% of the total distributions distributed to WHWEL pursuant to Section 7.1(b) that, after deducting the amount of the distributions made by WHWEL on account of the Manager Promote, provide WHWEL with an
         Internal Rate of Return in excess of 22.5%;

                  (ii) with respect to Whitehall XI, the sum of (a) 5.8438% of the total distributions distributed to Whitehall XI pursuant to Section 7.1(b) in excess of a
         15% Internal Rate of Return (but only with respect to any such distributions that, after deducting the amount of the distributions made by Whitehall XI on account of the Manager Promote, provide Whitehall XI with an Internal Rate of Return of up to 25%), plus (b) 7.3047% of the total distributions distributed to Whitehall XI pursuant to Section 7.1(b) that, after deducting the amount of the distributions made by Whitehall XI on account of the Manager Promote, provide Whitehall XI with an Internal Rate of Return in excess in excess of 25%;

                  (iii) with respect to Holding Co., the sum of (a) 5.8438% of the total distributions distributed to Holding Co. pursuant to Section 7.1(b) in excess of a
         15% Internal Rate of Return (but only with respect to any such distributions that,

                                                   -14-

         after deducting the amount of the distributions made by Holding Co. on account of the Manager Promote, provide Holding Co. with an Internal Rate of Return of up to 25%), plus (b) 7.3047% of the total distributions distributed to Holding Co.
         pursuant to Section 7.1(b) that, after deducting the amount of the distributions made by Holding Co. on account of the Manager Promote, provide Holding Co.
         with an Internal Rate of Return in excess in excess of 25%;

                  (iv) with respect to WCPT on account of the WCPT I Distributions, the sum of (a) 7.4375% of the total distributions distributed to WCPT pursuant to
         Section 7.1(b) in excess of a 17.5% Internal Rate of Return with respect to the
         WCPT Phase I Capital Contributions  (but only with respect to any such distributions that, after deducting the amount of the distributions made by WCPT on account of the Manager Promote, provide WCPT with an Internal Rate of
         Return of up to 22.5% with respect to the WCPT Phase I Capital Contributions), plus (b) 9.5625% of the total distributions distributed to WCPT pursuant to
         Section 7.1(b) that, after deducting the amount of the distributions made by
         WCPT on account of the Manager Promote, provide WCPT with an Internal Rate of Return in excess of 22.5% with respect to the WCPT Phase I Capital
         Contributions;

                  (v) with respect to WCPT on account of its WCPT II Distributions, the sum of (a) 9.35% of the total distributions distributed to WCPT pursuant to
         Section 7.1(b) in excess of a 15% Internal Rate of Return with respect to the
         WCPT Phase II Capital Contributions (but only with respect to any such distributions that, after deducting the amount of the distributions made by WCPT on account of the Manager Promote, provide WCPT with an Internal Rate of
         Return of up to 25% with respect to the WCPT Phase II Capital Contributions), plus (b) 11.6875% of the total distributions distributed to WCPT pursuant to
         Section 7.1(b) that, after deducting the amount of the distributions made by
         WCPT on account of the Manager Promote, provide WCPT with an Internal Rate of Return in excess in excess of 25%; and

                  (vi) with respect to Management Co., the sum of (a) 4.6484% of the total distributions distributed to Management Co. pursuant to Section 7.1(b) in excess of a 17.5% Internal Rate of Return (but only with respect to any such distributions that, after deducting the amount of the distributions made by Management Co.
         account of the Manager Promote, provide Management Co. with an Internal Rate of Return of up to 22.5%), plus (b) 5.9766% of the total distributions distributed to Management Co. pursuant to Section 7.1(b) that, after deducting the amount of the distributions made by Management Co. on account of the Manager Promote, provide Management Co. with an Internal Rate of Return in excess of 22.5%."

                  "'Requisite WCPT Promote' shall mean an amount, as determined from time to time, equal to:

                  (i) with respect to WHWEL, the sum of (a) 10.0625% of the total distributions distributed to WHWEL pursuant to Section 7.1(b) in excess of a
         17.5% Internal Rate of Return (but only with respect to any such distributions

                                                   -15-

         that, after deducting the amount of the distributions made by WHWEL on account of the WCPT Promote, provide WHWEL with an Internal Rate of Return of up to
         22.5%), plus (b) 12.9375% of the total distributions distributed to WHWEL pursuant to Section 7.1(b) that, after deducting the amount of the distributions made by WHWEL on account of the WCPT Promote, provide WHWEL with an
         Internal Rate of Return in excess of 22.5%;

                  (ii) with respect to Whitehall XI, the sum of (a) 10.65% of the total distributions distributed to Whitehall XI pursuant to Section 7.1(b) in excess of a
         15% Internal Rate of Return (but only with respect to any such distributions that, after deducting the amount of the distributions made by Whitehall XI on account of the WCPT Promote, provide Whitehall XI with an Internal Rate of Return of up to 25%), plus (b) 13.3125% of the total distributions distributed to Whitehall
         XI pursuant to Section 7.1(b) that, after deducting the amount of the distributions made by Whitehall XI on account of the WCPT Promote, provide Whitehall XI with an Internal Rate of Return in excess in excess of 25%;

                  (iii) with respect to Holding Co., the sum of (a) 10.65% of the total distributions distributed to Holding Co. pursuant to Section 7.1(b) in excess of a
         15% Internal Rate of Return (but only with respect to any such distributions that, after deducting the amount of the distributions made by Holding Co. on account of the WCPT Promote, provide Holding Co. with an Internal Rate of Return of up to 25%), plus (b) 13.3125% of the total distributions distributed to Holding Co.
         pursuant to Section 7.1(b) that, after deducting the amount of the distributions made by Holding Co. on account of the WCPT Promote, provide Holding Co.
         with an Internal Rate of Return in excess in excess of 25%;

                  (iv) with respect to WCPT on account of the WCPT I Distributions, the sum of (a) 10.0625% of the total distributions distributed to WCPT pursuant to
         Section 7.1(b) in excess of a 17.5% Internal Rate of Return with respect to the
         WCPT Phase I Capital Contributions  (but only with respect to any such distributions that, after deducting the amount of the distributions made by WCPT on account of the WCPT Promote, provide WCPT with an Internal Rate of Return of up to 22.5% with respect to the WCPT Phase I Capital Contributions), plus (b)
         12.9375% of the total distributions distributed to WCPT pursuant to Section
         7.1(b) that, after deducting the amount of the distributions made by WCPT on account of the WCPT Promote, provide WCPT with an Internal Rate of Return in excess of 22.5% with respect to the WCPT Phase I Capital Contributions;

                  (v) with respect to WCPT on account of its WCPT II Distributions, the sum of (a) 10.65% of the total distributions distributed to WCPT pursuant to
         Section 7.1(b) in excess of a 15% Internal Rate of Return with respect to the
         WCPT Phase II Capital Contributions (but only with respect to any such distributions that, after deducting the amount of the distributions made by WCPT on account of the WCPT Promote, provide WCPT with an Internal Rate of Return of up to 25% with respect to the WCPT Phase II Capital Contributions), plus (b)
         13.3125% of the total distributions distributed to WCPT pursuant to Section
         7.1(b) that, after deducting the amount of the distributions made by WCPT on

                                                   -16-

         account of the WCPT Promote, provide WCPT with an Internal Rate of Return in excess in excess of 25%; and

                  (vi) with respect to Management Co., the sum of (a) 10.0625% of the total distributions distributed to Management Co. pursuant to Section 7.1(b) in excess of a 17.5% Internal Rate of Return (but only with respect to any such distributions that, after deducting the amount of the distributions made by Management Co. on account of the WCPT Promote, provide Management Co. with an Internal Rate of
         Return of up to 22.5%), plus (b) 12.9375% of the total distributions distributed to
                                 ----
         Management Co. pursuant to Section 7.1(b) that, after deducting the amount of the distributions made by Management Co. on account of the WCPT Promote, provide Management Co. with an Internal Rate of Return in excess of 22.5%."

                  "'Reuters Screen LIBO Page' shall mean the display designated as page
         'LIBO' on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service) for the purpose of displaying interbank rates from London in U.S. Dollars."

                  "'Sales Parameters' shall mean the conditions set forth in clauses (ii)
         through (v) of Section 8.2(a)."

                  "'Saracen Notes' shall mean, collectively, (i) the note in the principal amount of $333,333.33, dated January 21, 1999, by WCPT in favor of Dominic J.
         Saraceno, (ii) the note in the principal amount of $333,333.33, dated January 21,
         1999, by WCPT in favor of Carleton G. Tarpinian and (iii) the note in the principal amount of $333,333.33, dated January 21, 1999, by WCPT in favor of
         Kurt Saraceno."

                  "'Section 1031 Transaction' shall mean a transaction involving the exchange of one or more Properties by the Company or one or more of its
         Subsidiaries for other real property(ies), which transaction qualifies as an exchange of property held for productive use in a trade or business or for investment for property of like kind which is to be held either for productive use in a trade or business or for investment under Section 1031(a)(1) of the Code."

                  "'Securities Act' means the Securities Act of 1933, as amended."

                  "'Sell' shall mean sell, assign, convey, transfer or otherwise dispose of any asset by any means whatsoever, whether directly or indirectly, including by means of a transfer of ownership interests in the entities owning such asset.  The terms
         'Selling' and 'Sale' shall have the meanings correlative to the foregoing."

                  "'Short-Term Advances' shall have the meaning set forth in Section
         3.4B.(i)."

                                                   -17-

                  "'S&P' shall mean Standard & Poor's Ratings Services, a division of The
         McGraw-Hill Companies, Inc., or any successor thereto."

                  "'Standard Member Recourse Carveouts' shall mean liabilities for or guaranties of liabilities set forth in Schedule 3.9A or, if the Manager determines in good faith that additional recourse carveouts are reasonably necessary for the purpose of entering into a financing for the Company or its Subsidiaries, similar matters consistent with market practice."

                  "'Standard Parent Recourse Carveouts' shall mean liabilities for or guaranties of liabilities set forth in Schedule 3.9B or, if the Manager determines in good faith that additional recourse carveouts are reasonably necessary for the purpose of entering into a financing for the Company or its Subsidiaries, similar matters consistent with market practice."

                  "'Subordinated Preferred Equity' shall mean any amounts contributed by the Whitehall Group or WCPT pursuant to Section 5.2(f) to the extent the
         Manager designates such amounts so contributed pursuant to Section 5.2(f) as preferred equity in the Mandatory Capital Call made in respect of such contributions."

                  "'Tax Opinion' shall mean an opinion of an Approved Counsel or another firm approved by WCPT addressed to the Company to the effect that either a
         Section 1031 Transaction as set forth in Section 8.2 or, if and to the extent such an opinion is required pursuant to Section 3.9(c), a financing 'should' not result in a liability under the tax indemnification in favor of Saracen under Section 8.2A."

                  "'Telerate Page 3750' shall mean the display designated as 'Page 3750' on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service) or such other service as may be nominated by the British Bankers'
         Association as the information vendor for the purpose of displaying British
         Bankers' Association Interest Settlement Rates for U.S. Dollar deposits."

                  "'Unit Price' shall have the meaning set forth in Section 8.2(c)(i)."

                  "'WCPT Employee Claim' shall have the meaning set forth in Section
         3.1(f).'"

                  "'WCPT Promote' shall mean the aggregate distributions that would be made to WCPT pursuant to Sections 7.1(c)(iii)(x), 7.1(c)(iv)(x), 7.1(d)(iii)(x),
         7.1(d)(iv)(x), 7.1(e)(iii)(x), 7.1(e)(iv)(x), 7.1(f)(iii)(x), 7.1(f)(iv)(x), 7.1(g)(iii)(x),
         7.1(g)(iv)(x), 7.1(h)(iii)(x) and 7.1(h)(iv)(x)."

                  "'Weighted Average Interest Rate' shall mean, as of the date of calculation, the quotient of (i) the summation of the total annual interest payments to be made on all of the Loans outstanding on such date (calculated by multiplying (x) the interest rate specified for each outstanding Loan by (y) the outstanding principal

                                                   -18-

         balance of such outstanding Loan as of such date), divided by (ii) the aggregate outstanding principal balance of all such Loans as of such date."

                  "'Whitehall Funds' shall mean any of Whitehall Street Real Estate Limited
         Partnership V, a Delaware limited partnership, Whitehall Street Real Estate
         Limited Partnership VII, a Delaware limited partnership, Whitehall Street Real
         Estate Limited Partnership XI, a Delaware limited partnership, and Whitehall
         Street Real Estate Limited Partnership XIII, a Delaware limited partnership or any other multi-investor fund sponsored by Goldman, Sachs & Co. or one of its
         Affiliates that invests in real estate or real estate related investments."

                  (c)  The following terms and definitions appearing in Section 1.1 are hereby deleted:  "Administration Fee", "Cause", "Determination Date", "Executive
Officer", "Insurance Program", "Marketing Member", "Marketing Period", "Marketing
Plan", "New Warrant Agreement", "New WRP Warrants", "Non-Marketing Member",
"Requisite Promote",  "Sales Notice", "Section 8.2(c) Termination Date", "Subject
Asset", "Warrant Agreement", "WCPT Amount", "WRP At-Market Shares", "WRP
Letter Agreement", "WRP Shares"and "WRP Warrants".

                  (d)  The definition of "Interim Capital Contribution" is hereby amended by deleting the reference to "December 31, 2000" and replacing such deleted text with the date "December 31, 2001".

                  (e)  The definition of "Internal Rate of Return" is hereby amended by adding the following language at the end of such definition:

                  "Amounts distributed to WHWEL pursuant to Section 7.1(c)(iii)(z) and
         7.1(c)(iv)(z) shall be disregarded (and not deemed distributed to WHWEL) for purposes of calculating WHWEL's Internal Rate of Return except solely for purposes of determining whether the 15% Internal Rate of Return specified in
         Section 7.1(m) has been satisfied.  Amounts distributed to Whitehall XI pursuant to Section 7.1(d)(iii)(z) and 7.1(d)(iv)(z) shall be disregarded (and not deemed distributed to Whitehall XI) for purposes of calculating Whitehall XI's Internal
         Rate of Return except solely for purposes of determining whether the 15%
         Internal Rate of Return specified in Section 7.1(l) has been satisfied.  Amounts distributed to Holding Co. pursuant to Section 7.1(e)(iii)(z) and 7.1(e)(iv)(z) shall be disregarded (and not deemed distributed to Holding Co.) for purposes of calculating Holding Co.'s Internal Rate of Return except solely for purposes of determining whether the 15% Internal Rate of Return specified in Section 7.1(l)
         has been satisfied.  Amounts distributed to Management Co. pursuant to Section
         7.1(h)(iii)(z) and 7.1(h)(iv)(z) shall be disregarded (and not deemed distributed to
         Management Co.) for purposes of calculating Management Co.'s Internal Rate of
         Return except solely for purposes of determining whether the 15% Internal Rate of Return specified in Section 7.1(m) has been satisfied."

                  (f)  The definition of "Membership Unit" is hereby amended by deleting the second sentence thereof.

                                                   -19-

                  (g)  The definition of "Percentage Interest" is hereby amended by deleting the reference to "Schedule 5.1" and replacing such deleted text with "Schedule 5.1A", and the Operating Agreement is hereby further amended by replacing Schedule 5.1 thereto with "Schedule 5.1A" attached to this First Amendment.

                  Section 2.2.  Section 2.4 of the Operating Agreement is hereby amended by deleting references to "Schedule 2.4A" and "Schedule 2.4B" and replacing such deleted text with "Schedule 2.4(I)" and "Schedule 2.4(II)", respectively, and the Operating
Agreement is hereby further amended by replacing Schedule 2.4A and Schedule 2.4B thereto with "Schedule 2.4(I)" and "Schedule 2.4(II)", respectively, attached to this First
Amendment.

                  Section 2.2.      Section 2.5 of the Operating Agreement is hereby amended
and restated  to read in its entirety as follows:

                  "2.5.  Principal Office; Registered Agent.  The principal office of the
         Company shall be c/o WP Commercial, L.L.C., 85 Broad Street, 10th Floor, New
         York, New York 10004.  The Company may change its place of business to such location or locations as may at any time or from time to time be determined by the
         Management Committee.  The mailing address of the Company shall be c/o
         Goldman, Sachs & Co., 100 Crescent Court, Suite 1000, Dallas, Texas 75201, or
         such other address as may be selected from time to time by the Management
         Committee.  The Company shall maintain a registered office at The Corporation
         Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New
         Castle County, Delaware 19801.  The name and address of the Company's registered agent is The Corporation Trust Company, Corporation Trust Center,
         1209 Orange Street, Wilmington, New Castle County, Delaware 19801."

                  Section 2.3.      Section 2.8 of the Operating Agreement is hereby amended
by adding the following language as paragraph (d) thereof:

                  "(d)     Each of WHWEL, Holding Co. and Whitehall XI hereby represents and warrants to the other Members that, as of the Effective Date, WHWEL,
         Holding Co., and Whitehall XI collectively own more than 51% of the limited liability company interests in Management Co.  It is understood and agreed by the
         Company and the Members that the representation and warranty contained in this paragraph (d) is merely a representation of the state of facts as of the Effective
         Date and that the limited liability company interests in Management Co. may be transferred or assigned from time to time after the Effective Date to any Person without notice to, or the consent or approval of, the Company or the Members."

                  Section 2.4.      Article II of the Operating Agreement is hereby amended
by adding the following language as Section 2.11 thereof:

                  "2.11.   Saracen Notes.  (a)  WCPT hereby represents and warrants that (i)
                           -------------
         the total outstanding principal balance of the Saracen Notes is $999,999.99 and

                                                   -20-

         (ii) that the loans evidenced by the Saracen Notes are not in default with respect to the payment of interest or principal or in any other manner.

                  (b)  The Company hereby assumes and agrees to make all payments of principal and interest due under the Saracen Notes after the date hereof."

                  Section 2.5.      Section 3.1(a) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "(a)     Except as otherwise specifically set forth in this Agreement, including Sections 3.1(c), 3.2, 3.3, 3.4, 3.5 and 3.6, the Manager shall have the right, power and authority, without the consent of the Management Committee or
         WCPT, to conduct the business and affairs of the Company (whether for the
         Company itself or where the Company is acting in its capacity as a direct or indirect member, partner or owner of any Subsidiary) and to do all things necessary or desirable to carry on the business of the Company, and Manager is hereby authorized, without the consent of the Management Committee or WCPT, to execute, deliver and perform any and all agreements, instruments or other documents in the name and on behalf of the Company and to do or take any other actions of any kind as the Manager deems necessary or appropriate in accordance with the provisions of this Agreement and applicable law.  The Manager shall have the authority, without the consent of the Management Committee or WCPT, to carry out the Business Plan approved by the Management Committee for each
         Property subject to the limitations therein and in the Approved Budget."

                  Section 2.6.      Section 3.1(b) of the Operating Agreement is hereby
                  ------------
amended and restated to read in its entirety as follows:  "Intentionally Omitted".

                  Section 2.7.      Section 3.1 of the Operating Agreement is hereby further
amended by adding the following language as paragraphs (e) and (f) thereof:

                  "(e)     Subject to paragraph (f) below, WCPT shall indemnify and hold harmless the Manager, the Company, its Subsidiaries and the Members and their
         Affiliates from and against any and all Claims for which WCPT would otherwise have been liable under Section 3.1(c) (as in effect prior to the Effective Date).

                  (f)      The Manager, WCPT,  WRP and the Company expressly
         acknowledge and agree that the Manager does not assume, and is not liable for, liabilities for Claims made by employees of WCPT, WRP or the Company relating to the business of the Company or the Subsidiaries or the Properties that arise from the period prior to the Effective Date ("WCPT Employee Claims").
         WRP and WCPT hereby indemnify and hold harmless the Manager from and against any WCPT Employee Claims arising, directly or indirectly, in whole or in part, out of the illegal or tortious actions taken (or failed to be taken) or allegedly taken (or allegedly failed to be taken) by WCPT, WRP or the Company, including the gross negligence, fraud, breach of fiduciary duty or willful misconduct of
         WRP, WCPT or the Company; provided that the indemnity provided in this sentence shall not limit the Company's obligations, if any, under Section 4.3(a) to

                                                   -21-

         indemnify WCPT in its capacity as former manager of the Company.  The
         Company hereby indemnifies and holds harmless the Manager, the Whitehall
         Group, WCPT, WRP and their respective Affiliates from and against any WCPT
         Employee Claims arising out of any breach or alleged breach of any written or oral agreement occurring prior to the Effective Date for salary, bonus or other compensation or benefits.  For the avoidance of doubt, the immediately preceding two sentences do not limit the scope of the first sentence of this subparagraph (f), but rather allocate responsibility for all WCPT Employee Claims among WRP,
         WCPT and the Company. Notwithstanding the foregoing, but subject to the reimbursement obligations of WCPT under the Agreement Regarding Employees of WRP and Fees, dated as of the Effective Date, by and among WRP, WCPT,
         WHWEL, Whitehall XI, Holding Co., the Company and Management Co., the
         Manager shall be liable for any amounts of bonuses that have been declared by and reimbursed to the Manager but that have not been paid by the Manager to employees that are entitled to such bonuses."

                  Section 2.8.      Section 3.2(a)(iv) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "(iv)  procuring all necessary insurance to the extent available at commercially reasonable rates for the Company and its Subsidiaries (provided that
         Manager will use reasonable efforts to obtain or maintain an insurance program at competitive rates for similar coverages for the Properties and, if a blanket policy is utilized that covers the Properties in addition to other properties, to ensure that the insurance costs for the Properties will be fairly allocated among the Properties and such other properties covered by the policy and provided that the Manager shall increase any insurance coverage carried by the Company and its Subsidiaries or procure any additional insurance coverage if required under the terms of any
         Property Loan); causing the Members to be named as additional insureds on all liability policies maintained by the Company and its Subsidiaries; delivering to the members of the Management Committee copies of all insurance policies maintained by the Company and its Subsidiaries from time to time, including renewals or replacements of any expiring policies prior to the expiration thereof;"

                  Section 2.9.      Section 3.3 of the Operating Agreement is hereby amended
by deleting each occurrence of the words "and/or WRP" contained therein.

                  Section 2.10.     Section 3.4 of the Operating Agreement is hereby amended
and restated to read in its entirety as follows:

                  "3.4.  Decisions Requiring Approval of the Management Committee.
         Notwithstanding anything to the contrary in this Agreement, except with respect to such matters expressly set forth in Section 3.4 as requiring the consent of the
         Management Committee or WCPT, the Manager shall have the right, power and authority to act, expend such sums, make any decision or incur any obligation on behalf of the Company (in its own behalf or in its capacity as a member, partner or other equity holder of any Subsidiary).  The provisions of this Agreement relating to the management and control of the business and affairs of the Company shall

                                                   -22-

         also be construed to be fully applicable to the management and control of each
         Subsidiary and any and all matters listed in Part A below in this Section 3.4 shall constitute Major Decisions for purposes hereof whether such matter relates to the
         Company or any Subsidiary of the Company and any and all matters listed in
         Part B below in this Section 3.4 shall constitute Operational Decisions for purposes hereof whether such matter relates to the Company or any Subsidiary of the Company.  The consent of the Management Committee shall be required only with respect to the Major Decisions and Operational Decisions set forth in this
         Section 3.4, and prior to taking the actions described in Parts A or B of this
         Section 3.4, the Manager shall obtain such Required Committee Approval pursuant to and in accordance with Sections 3.4 and 3.5, shall make such request of the Management Committee in writing and shall provide each member of the
         Management Committee with any information reasonably necessary for the
         Management Committee to make an informed decision.  The Manager shall use its reasonable efforts to keep the Management Committee informed of the status of any matter regarding which the Manager intends to request the Management
         Committee's consent under this Section 3.4.

                  A.       The 'Major Decisions' are:
                                ---------------

                           (a)      altering the nature of the business of the Company or its
                  Subsidiaries from the businesses permitted by Section 2.4(a);

                           (b)      taking any action in contravention of, amending, modifying or waiving, the provisions of this Agreement or the Certificate of
                  Formation, or taking any action in contravention of, amending, modifying or waiving the provisions of any Organizational Documents for any
                  Subsidiary;

                           (c)      making a Capital Call except as permitted by Section 5.2;

                           (d)      instituting proceedings to adjudicate the Company or any
                  Subsidiary a bankrupt, or consent to the filing of a bankruptcy proceeding against the Company or any Subsidiary, or file a petition or answer or consent seeking reorganization of the Company or any Subsidiary under the Federal Bankruptcy Act or any other similar applicable federal or state law, or consent to the filing of any such petition against the Company or any Subsidiary, or consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any
                  Subsidiary or of its property, or make an assignment for the benefit of creditors of the Company or any Subsidiary, or admit the Company's or any Subsidiary's inability to pay its debts generally as they become due;

                           (e)      extending the term of the Company or any of its
                  Subsidiaries beyond December 31, 2045;

                           (f)      approving any Annual Capital Budget, Annual Operating
                  Budget or Business Plan or modifying (or deviating from) any of the

                                                   -23-

                  foregoing except to the extent the Manager is so permitted by this Section
                  3.4;

                           (g)      establishing any reserve for the Company in excess of $1
                  million (less any reserves held by the Company's Subsidiaries other than
                  Property-level reserves) or establishing any Property-level reserves in excess of 0.5% of the book value of the applicable Property (before depreciation)); provided that the Manager shall have the right, power and authority, without the consent of the Management Committee or WCPT, to establish or cause the Company and/or its Subsidiaries to establish
                  Permitted Reserves (it being understood and agreed that the Manager shall not establish any reserve that is duplicative of any reserves permitted under clause (1) of the definition of 'Permitted Reserves');

                           (h)      selecting or varying depreciation and accounting methods
                  which would have a material effect on the income, loss, gain or deduction of the Company or any of its Subsidiaries other than any such changes that are required by GAAP as determined by Ernst & Young (or such other accounting firm as may then be serving as auditors for the Company) and making any other decisions or elections with respect to federal, state, local or foreign tax matters or other financial purposes;

                           (i)      Selling or pledging all or any portion of any Property or any
                  Subsidiary or any interest in any of the foregoing; provided that each of the
                  Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the
                  Management Committee or WCPT, (i) to cause the Company and/or its
                  Subsidiaries to Sell the Recently Acquired Assets to an Affiliate of the
                  Whitehall Group for a purchase price equal to the sum of the Recently
                  Acquired Asset Capital plus a return on the equity invested by the
                  Company (or a Subsidiary of the Company) at a rate equal to LIBOR plus
                  400 basis points (4%) per annum during the period beginning on the applicable date that funds were advanced by the Company in connection with such action (including the payment of a deposit, the payment of out-
                  of-pocket expenses and the payment of the purchase price) and ending on the date of the sale by the Company (or its Subsidiary) of such Recently
                  Acquired Asset to an Affiliate of the Whitehall Group, (ii) to (x) Sell or
                  cause the Sale of any or all of the Properties or of the Company itself or any of its Subsidiaries or (y) cause the Company to engage in an Approved
                  Extraordinary Transaction, in each case pursuant to Section 8.2 and (iii) to pledge, hypothecate, assign or otherwise grant security interests in the
                  Properties or any other assets of the Company and/or its Subsidiaries in connection with financings entered into in accordance with the Financing
                  Parameters;

                           (j)      extending credit, making loans or becoming or acting as a
                  surety, guarantor, endorser or accommodation endorser (or materially modifying any obligations relating to the foregoing); provided that each of

                                                   -24-

                  the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or WCPT, to (i) negotiate checks or other instruments received by the Company (or any Subsidiary), (ii) take or cause the Company and/or its Subsidiaries to take any of the foregoing actions in respect of immaterial amounts in the ordinary course of business and (iii) take or cause the Company and/or its Subsidiaries to take any of the foregoing actions in respect of Indebtedness incurred pursuant to
                  Section 3.9;

                           (k)      selecting the Company's or any Subsidiary's accountants
                  and independent auditors (unless such accountants or auditors are Ernst &
                  Young); and approving financial statements prepared by the Company's or any Subsidiary's auditors;

                           (l)      making or agreeing to any material changes to the zoning of any Property, and approving the material terms and provisions of any material restrictive covenants or easement agreements or any material documents establishing a cooperative, condominium or similar association or related entity affecting any Property or any portion thereof; provided that each of the Manager and each or any of the members of the Whitehall
                  Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or WCPT, to (i) enter into or cause the Company and/or its Subsidiaries to enter into utility easements or other non-material easements necessary for the operation or development of a
                  Property and (ii) execute, deliver and perform or cause the Company and/or its Subsidiaries to execute, deliver and perform all agreements, instruments and other documents to effect or implement any change in zoning that (x) results in a higher floor to area ratio for any Property without causing the Company to incur costs that are not set forth in a
                  Business Plan, (y) is part of or required to implement a Business Plan, or
                  (z) would cost no more than $100,000 in excess of the amounts specified in a Business Plan, provided that in case of this clause (z) the Manager will not expend such amount unless it reasonably expects that doing so will result in a higher floor to area ratio than specified in such Business
                  Plan;

                           (m)      obtaining financing or incurring Indebtedness, or entering into any amendment or modification of existing agreements regarding
                  Indebtedness, provided that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or
                  WCPT, to obtain or cause the Company and/or its Subsidiaries to obtain any financing pursuant to Section 3.9, and to (i) execute, deliver and perform, all agreements, instruments and other documents incurring, evidencing or relating to Indebtedness as long as the Financing Parameters will be satisfied after giving effect to the incurrence of such Indebtedness and (ii) execute, deliver and perform any amendments or modifications of

                                                   -25-

                  any of the foregoing as long as the Financing Parameters will be satisfied after giving effect to such amendment or modification;

                           (n)      approving the admission to the Company of a successor or
                  a New Member or removing any Member, issuing any additional
                  Membership Units, designating or approving the classification of any new class of Membership Units issued to a New Member (and establishing the designations, preferences and relative, participating, optional or other special rights, powers and duties of each class of Membership Units) or approving the admission to any Subsidiary of a successor or an additional partner or member or other equity owner; provided that each of the
                  Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the
                  Management Committee or WCPT, to (i) admit to the Company one or more 'mezzanine lenders' as New Members of the Company and issue one or more new classes of Membership Units to such New Member, as long as the terms of such Membership Units provide the holder thereof prior to a default with only those voting/approval rights as are customarily provided to lenders of indebtedness as the Manager reasonably determines,
                  (ii) admit to the Company Management Co. as a New Member of the
                  Company and issue one or more new classes of Membership Units to any such New Member so long as (x) the issue price of such Membership
                  Units equals or exceeds the Deemed Value Per Membership Unit (except that any member of the Whitehall Group may transfer a portion of its
                  Membership Units to the Manager at any price it deems appropriate) and
                  (y) the terms of such Membership Units do not provide to the holder thereof with voting rights and (iii) issue Membership Units in connection with Capital Contributions made hereafter pursuant to the terms of this
                  Agreement;

                           (o)      terminating and dissolving the Company (or causing or
                  consenting to any such action relating to a Subsidiary) except in accordance with Article X below and except that the Manager shall be permitted to terminate and dissolve any Subsidiary that no longer owns a
                  Property;

                           (p)      acquiring any land or other real property or any interest
                  therein; provided that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or WCPT, to acquire or cause the Company and/or its Subsidiaries to acquire new assets pursuant to Section 8.2(a)(ii) or (iii) and to execute and perform all agreements, instruments and other documents relating to the acquisition of any new assets (including Credit Lease Properties);

                           (q)      [Intentionally Omitted];

                                                   -26-

                           (r)      except as the Manager is otherwise permitted pursuant to
                  the terms of this Article III, modifying the material terms of any material agreement after the same has been approved by the Members or the
                  Management Committee (but only if  the consent of the Management
                  Committee was required as a condition to the Manager's executing such material agreement by the terms of this Agreement);

                           (s)      approving or entering into an Extraordinary Transaction
                  with respect to the Company or any Subsidiary or causing the Company
                  (or any Subsidiary) to sell ownership interests or other equity securities in a public or private offering or otherwise (or taking any action which has substantially the same effect or commits the Company or any Subsidiary to do any of the foregoing); provided that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management
                  Committee or WCPT, (i) to approve and enter into or cause the Company and/or its Subsidiaries to approve and enter into, and to execute and perform all agreements, instruments and other documents implementing or relating to, any Approved Extraordinary Transactions pursuant to Section
                  8.2(a) and (ii) to take actions that the Manager is permitted to take pursuant to the other terms of this Agreement, including Section 3.4A (i)
                  or (n);

                           (t)      taking any action or giving or withholding any consent,
                  waiver or approval or exercising any right that requires the approval of the
                  Management Committee pursuant to the terms of this Agreement;

                           (u)      forming any subsidiary of the Company other than those
                  listed in Schedule 2.4(II); provided that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management
                  Committee or WCPT, to form subsidiaries that are directly or indirectly wholly owned by the Company; or

                           (v)      material changes to the development plans and construction budget (which plans and budget will be subject to WCPT's approval) for
                  Pointview, if such changes result in more than a 10% increase in the development and construction budget for the development of Pointview or result in material new uses for Pointview not contemplated by any approved development plan or plans.

                                                   -27-

                  B.       The 'Operational Decisions' are:
                                ---------------------

                           (a)      (i) terminating any lease covering premises greater than
                  25,000 rentable square feet or, (ii) executing or modifying any lease covering premises greater than 25,000 rentable square feet if the Absolute
                  Net Rent is less than 90% of the amount set forth in the Leasing Plan;
                  provided, however, that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or
                  WCPT, to terminate any lease (and bring eviction and legal proceedings against the tenant thereunder) where the tenant has defaulted in its rent payments or is otherwise in material default;

                           (b)      [Intentionally Omitted];

                           (c)      retaining legal counsel for the Company or its Subsidiaries in connection with any major financing or other capital event (including a merger, combination or public offering of the Company); provided that each of the Manager and each or any of the members of the Whitehall
                  Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or WCPT, to retain any Approved
                  Counsel;

                           (d)      taking any action in respect of any Property relating to
                  environmental matters; provided that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or WCPT, (i) to obtain environmental studies and reports and conduct (or arrange for) evaluations and analyses thereof and (ii) to remediate any environmental contamination or other similar matters with respect to any
                  Property as required by law if the cost of such remediation with respect to such Property would not exceed $250,000;

                           (e)      settling an insurance claim or condemnation action
                  involving a claim in excess of $500,000 or which, when added to all other insurance or condemnation claims during a single calendar year, exceeds
                  $1,000,000; provided that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or
                  WCPT, to settle and execute, deliver and perform all agreements, instruments or other documents necessary for the implementation of the settlement, or any settlement, of the pending litigation claim relating to
                  Pointview if the amount of such settlement exceeds $1.5 million in excess of litigation and arbitrations costs;

                           (f)      utilizing the proceeds of the Company's casualty insurance policies or condemnation awards to repair or rebuild any Property in case of damage resulting in the destruction of more than 10% of the rentable

                                                   -28-

                  square footage of any improvements on such Property arising out of a casualty or condemnation (it being understood that Manager may, without the consent of the Management Committee or WCPT, choose not to repair or rebuild any damage arising out of a casualty or condemnation);
                  provided that each of the Manager and each or any of the members of the
                  Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or WCPT, (i) to make such emergency repairs as may be necessary to protect such Property and
                  (ii) to repair or rebuild any Property if the Company or any Subsidiary is required to do so by any ground lease or mortgage encumbering any
                  Property;

                           (g)      making any expenditure or incurring any cost or obligation which, when added to any other expenditure, cost or obligation of the
                  Company (or its Subsidiaries, as the case may be), either exceeds the applicable Approved Budget applicable to the Budget Year when such expenditure was made or cost or obligation was incurred or exceeds any line items specified in such Approved Budget; provided, however that each of the Manager and each or any of the members of the Whitehall
                  Group, acting alone, may, without the approval of the Management
                  Committee or WCPT, make or incur or cause the Company and/or its
                  Subsidiaries to make or incur any of the following: (i) expenditures or obligations necessitated by the occurrence of an event which was not in the control of the Manager or relating to a non-discretionary expenditure
                  (e.g., taxes, utilities and insurance), (ii) except as permitted under Section
                  3.4A(v) with respect to the development and construction budget for
                  Pointview, such expenditures or obligations that are within a 5% variance from the line item in question set forth in such Approved Budget (taking into account all other expenditures in excess of such line item during the same Budget Year not previously approved by the Management
                  Committee), as long as such expenditure or obligation would not cause the applicable Property Loan, if any, to be in default, (iii) up to $100,000 of expenses with respect to any Property in any Budget Year, provided that such expenses result from an event or occurrence that was not expressly contemplated by the Approved Budget relating to such Budget Year and that the total variances would not exceed 5% of the total expenditures in such Approved Budget in the aggregate, (iv) expenses or expenditures funded or reimbursed from the proceeds of a casualty or liability insurance policy used to restore damage caused by the casualty covered by such policy or in connection with a liability covered by such policy, as applicable and (v) expenses to purchase interest rate cap agreements and similar hedge agreements for the purpose of hedging interest rates on financings entered into in accordance with the Financing Parameters, provided that the annual expense of such agreement, calculated on a straight-line basis over the term of the applicable financing, will be considered part of the interest expense for such financing for purposes of calculating compliance with Section 3.9(b);

                                                   -29-

                           (h)      giving or withholding any consent, waiver or approval or
                  exercising any right that the Company or any Subsidiary has the right to give, withhold or exercise under or with respect to the Organizational
                  Document of any Subsidiary to the extent that the Management Committee would have the right to approve, consent or exercise rights hereunder regarding such matter;

                           (i)      entering into any property management, leasing,
                  development or other agreements with the Manager or any Affiliate of the
                  Manager or the Whitehall Group; provided that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the approval of the
                  Management Committee or WCPT, to (i) enter into and perform property management agreements with Affiliates of the Manager with the consent of WCPT, which consent shall not be unreasonably withheld; (ii) enter into and perform the Additional Services at such rates set forth in
                  Schedule C; (iii) enter into and perform the Master Environmental
                  Services Agreement, provided that the rates for the services under such agreement shall be commercially reasonable; (iv) obtain any unsecured short-term advances or other unsecured short-term financing from the
                  Manager or any member of the Whitehall Group or their Affiliate
                  (collectively, the "Short-Term Advances"), and to execute, deliver and perform, all agreements, instruments and other documents incurring, evidencing or relating thereto, provided that (x) the Short-Term Advances do not exceed $20 million, in the aggregate, outstanding at any time and shall accrue interest at a rate per annum of LIBOR plus 500 basis points
                  (5%)) and (y) after giving effect to the incurrence of such financing or advances, the Company remains in compliance with the Financing
                  Parameters or (v) obtain any financing in compliance with the Financing
                  Parameters from Goldman Sachs Mortgage Company or the Goldman
                  Sachs Group or any Affiliate thereof, and to execute, deliver and perform, all agreements, instruments and other documents incurring, evidencing or relating thereto, provided that Goldman Sachs Mortgage Company or the
                  Goldman Sachs Group or any Affiliate thereof makes such loan as part of a syndicate of lenders and is not acting as the lead agent or bank in connection with such financing; or

                           (j)      replacing any third party leasing, development and property management agreement in effect as of the date hereof or subsequent replacement with another third party if the terms of any such new agreement are less favorable to the Company than the existing terms of any such agreement."

                  Section 2.11.     Section 3.5(c)(iv) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                           "(iv)    The Committee Representatives effective as of the
         Effective Date hereof shall be as follows:

                                                   -30-

         WHWEL:                     Steven M. Feldman and Richard Previdi

         Whitehall XI:              Ronald L. Bernstein and Todd A. Williams.

         WCPT:                      Jeffrey H. Lynford, Edward Lowenthal, James Burns and
                                    Marc Kwestel

         Saracen:                   Michael Vallace and Kurt W. Saraceno, which Committee
                                    Representatives shall have been appointed pursuant to
                                    Section 3.5(e)(vi) below."

                  Section 2.12.     Section 3.7 of the Operating Agreement is hereby amended
and restated to read in its entirety as follows:

                  "3.7.    Members Shall Not Have Power to Bind Company.  No Member
         shall transact business for the Company nor shall any Member have the power or authority to sign, act for or bind the Company, all of such powers being vested solely and exclusively in the Manager and the Management Committee, provided that each of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority described in Sections 3.4,
         3.9 and 8.2 to Sell or cause the Sale of Properties, Subsidiaries of the Company and/or the Company itself as set forth in Section 8.2."

                  Section 2.13.     The Operating Agreement is hereby amended by adding the
following Section 3.9 thereto:

                  "3.9.    Financing Parameters.  Notwithstanding anything contained herein to the contrary, each of the Manager and each or any of the members of the
         Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or WCPT, from time to time (i) to cause the Company and its Subsidiaries to incur Covered Indebtedness and to mortgage, pledge, hypothecate or otherwise grant security interests in or with respect to the Company's and/or its Subsidiaries' assets including any or all of the
         Properties and/or the ownership interests in any one or more of the Subsidiaries, to secure such financings and re-financings and (ii) to execute, deliver and perform any and all agreements, instruments and other documents in the name and on behalf of the Company and/or its Subsidiaries and to do or take any other actions of any kind relating thereto, provided that:

                           (a)      (i) the Members shall have no personal liability for the
                  repayment of such Covered Indebtedness except that each Member (other than the Saracen Members) may be liable for (and shall execute any and all agreements or documents at the request of the Manager or a lender to evidence its liability for) the Standard Member Recourse Carveouts
                  (provided that, except as set forth in Schedule 3.9A, each such Member shall be liable for the Standard Member Recourse Carveouts only to the extent of damages or losses suffered by such lender arising from or on account of such events that give rise to such applicable Standard Member

                                                   -31-

                  Recourse Carveout) and (ii) neither WRP nor any Whitehall Fund shall have personal liability for the repayment of such Covered Indebtedness except for the Standard Parent Recourse Carveouts; provided that (1)
                  unless one or more of the Whitehall Funds actually provides a guaranty with respect to a particular Standard Parent Recourse Carveout, WRP shall not be required to do so and (2) WRP and the Whitehall Funds shall be liable for the Standard Parent Recourse Carveouts only to the extent of damages or losses suffered by such lender arising from or on account of such events that give rise to such applicable Standard Parent Recourse
                  Carveout; and provided further that any environmental indemnity not be recourse to WRP or any Whitehall Fund);

                           (b)      the Weighted Average Interest Rate of all Covered
                  Indebtedness of the Company and its Subsidiaries taken together does not exceed LIBOR plus 400 basis points (4%) per annum (calculated quarterly based on the outstanding debt balances of the Company and its
                  Subsidiaries as of the end of each calendar quarter); and

                           (c)      the aggregate Covered Indebtedness of the Company and its
                  Subsidiaries will not exceed 70% of the Borrowing Base (calculated quarterly based on the outstanding debt balances of the Company and its
                  Subsidiaries as of the end of each calendar quarter).

                  For the avoidance of doubt, (i) any particular financing may, without the approval of WCPT or the Management Committee, deviate from the terms set forth in clauses (b) and (c) above as long as all of the financings, taken together, continue to comply with the Financing Parameters, (ii) WCPT may be required
         (and hereby agrees) to provide guarantees to a prospective lender with respect to
         Standard Member Recourse Carveouts (provided that the members of the
         Whitehall Group actually provide such a guarantee, WCPT shall not be required to do so), (iii) WRP may be required (and hereby agrees) to provide guarantees to a prospective lender with respect to Standard Parent Recourse Carveouts
         (provided that unless one or more of the Whitehall Funds actually provides such a guarantee, WRP shall not be required to do so and provided further that any environmental indemnity may only be recourse to the Company, the Subsidiaries,
         WCPT and/or the Whitehall Group and not to WRP or any Whitehall Fund),
         (iv) such financing may be cross-collateralized and cross-defaulted with other assets of the Company or its Subsidiaries within the same or related financings that are contemporaneously closed with each other (including a cross-
         collateralized facility that allows for additional advances in connection with the financing or re-financing of other assets of the Company or its Subsidiaries) , (v)
         such financing may be fully or partially recourse to the Company and/or any or all of its Subsidiaries and (vi) Manager may incur financing, including fixed rate financings, secured by any Credit Lease Property and such financing and assets will not be taken into account in determining compliance with the tests in paragraphs (b) and (c) of this Section 3.9 (it being agreed that Manager may only incur fixed rate financings in connection with a Section 1031 Transaction involving Credit Lease Properties).  Notwithstanding the foregoing, in the event of

                                                   -32-

         a refinancing or repayment of debt (including a repayment of debt in connection with a Sale of a Property) that is then currently allocable to the Saracen Members that could result in a Saracen Debt Reduction Event, Manager will obtain a Tax
         Opinion.  The foregoing tests in clauses (b) and (c) are incurrence tests and not maintenance tests, meaning that additional Covered Indebtedness may not be incurred if the incurrence would cause the tests in clauses (b) or (c) to be violated, but the failure of the Company to satisfy these tests for reasons other than the incurrence of Covered Indebtedness (e.g., the sale of an asset for less than its
         Allocated Value) shall not require the repayment of any Covered Indebtedness or other action by the Manager or the Company."

                  Section 2.14.     Section 4.4 of the Operating Agreement is hereby amended
and restated by adding the following language at the end thereof:

                  "Without limitation of, and in supplement to, the foregoing, the Manager may, in its sole discretion, retain Goldman, Sachs & Co. or one or more of its
         Affiliates on behalf of the Company and/or its Subsidiaries in respect of debt financing transactions, and Goldman, Sachs & Co. or one or more of its Affiliates shall be paid a fee for arranging such financing transactions in an amount not greater than 1% of gross proceeds for financings up to $150 million and 0.75% of the gross proceeds for financings in excess of $150 million."

                  Section 2.15.     Section 5.2(a) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "(a)  If any of the Managing Members shall reasonably determine that funds are required for a Necessary Expenditure, or in the event of a Preferential
         Distribution Non-Payment (as defined in the Series A Terms), such Managing
         Member shall have the right to make a Mandatory Capital Call describing the amount and nature of the Necessary Expenditure or the aggregate amount of any payment default pursuant to the Series A Terms, in which event each of the
         Managing Members shall, within twenty (20) days after receipt of notice of such
         Mandatory Capital Call, fund a portion of the capital contribution required by such Mandatory Capital Call (which portion shall be equal to such Member's
         Funding Percentage multiplied by the amount of such Mandatory Capital Call).
         Notwithstanding anything to the contrary herein, except as provided in
         Section 5.2(f) and except for the payment of any Preferential Distribution Non-
         Payment (as defined in the Series A Terms), no Managing Member shall be required to contribute or lend any funds to the Company (and no Mandatory
         Capital Call for a Necessary Expenditure may be issued to such Member) pursuant to this Section 5.2 or otherwise (i) if such Member has fully funded its Capital
         Commitment (whether or not the other Members have fully funded their Capital
         Commitments), (ii) in response to a Capital Call made at any time after
         December 31, 2001 (irrespective of the amounts previously contributed) or (iii) at any time after an initial public offering of Shares by WCPT."

                                                   -33-

                  Section 2.16.     Section 5.2(b) of the Operating Agreement is hereby
amended by inserting the words "or the Manager" after the words "Management
Committee" appearing therein.

                  Section 2.17.     Section 5.2 of the Operating Agreement is hereby amended
by adding the following paragraph (f) thereto:

                  "(f)     Notwithstanding anything contained herein to the contrary, after the Capital Commitments are fully funded or expire, the Whitehall Group and
         WCPT will, within 20 days after receipt of notice of a Mandatory Capital Call delivered by the Manager, fund or cause to be funded on a 'revolving' basis up to
         $10 million for Necessary Expenditures (i.e. amounts funded under this provision may be returned and redrawn again later).  Such amounts will be funded 60% by the Members of the Whitehall Group and 40% by WCPT and will be callable at any time prior to December 31, 2003.  Fundings of the $10 million for Necessary
         Expenditures will be contributed as Subordinated Preferred Equity, and will accrue dividends at the rate of LIBOR plus 500 basis points (5%) per annum.
         Such Subordinated Preferred Equity will be (A) senior in priority to the
         Membership Units and will be paid prior to any distributions made on the account of the Membership Units and (B) junior in priority to the Series A Preferred
         Membership Units and any payments made in respect of the such Subordinated
         Preferred Equity will be subordinate to any payments due in respect of the Series
         A Preferred Membership Units."

                  Section 2.18.     Section 5.9(c) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "(c)  The Manager is hereby authorized and directed to cause the Company to issue Membership Units (i) to WCPT in connection with WHWEL's, Whitehall
         XI's, Holding Co.'s and Saracen's exercise of their rights set forth in Section 8.3 and (ii) to Saracen in connection with the conversion of the Series A Preferred
         Membership Units."

                  Section 2.19.     Section 5.10 of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "5.10.  Arbitration.  Any matter arising pursuant to any provision hereunder which specifies that such matter shall be resolved by arbitration and any other dispute involving an alleged breach or violation of this Agreement (including an alleged event constituting Management Co. Cause) shall be submitted to arbitration
("Arbitration") in accordance with the provisions of this Section 5.10.  The party having the right to submit a matter to Arbitration and exercising its rights to do so shall have the right to request an arbitration which shall be conducted in accordance with the Rules of
Arbitration of the American Arbitration Association for a single arbitrator arbitration (the
"Rules") in New York, New York, or at such other location as may be agreed between the parties.  The Arbitration shall be conducted by a single arbitrator chosen in accordance with the Rules, provided that, such arbitrator shall be a person having at least ten (10)
years experience in the matter in dispute including valuing real estate.  The determination

                                                   -34-

of the arbitrator shall be made within thirty (30) days following the appointment of such arbitrator and shall be conclusive and binding upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof.  Each party shall pay the fees and expenses of the arbitrator as determined by the arbitrator.  The arbitrator shall not have the right to amend any provision of this Agreement."

                  Section 2.20.     Section 6.2(a) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "6.2.  Profits and Losses.
                         ------------------

                  (a)  The profits and losses of the Company ("Profits" and "Losses") shall be the net income or net loss (including capital gains and losses, income and gain exempt from tax, and items of loss, deduction of expense not deductible from
         Company income or capitalizable into the basis of Company property), respectively, of the Company determined for each Fiscal Year in accordance with the accounting method followed for federal income tax purposes except that (i) in computing Profits and Losses, all depreciation and cost recovery deductions shall be deemed equal to Depreciation and (ii) gain or loss on the sale or other disposition of a Company Asset or an asset of a Subsidiary shall be determined by reference to Book Value.

                  (b)  Whenever a proportionate part of the Profits or Losses is allocated to a
         Member, every item of income, gain, loss, deduction or credit entering into the computation of such Profits or Losses or arising from the transactions with respect to which such Profits or Losses were realized shall be credited or charged, as the case may be, to such Member in the same proportion; provided, however, that
         "recapture income", if any, shall be allocated to the Members who were allocated the corresponding depreciation deductions.

                  (c)  If any Member transfers all or any part of its Interest during any Fiscal
         Year or its Interest is increased or decreased, Profits and Losses attributable to such Interest for such Fiscal Year shall be apportioned between the transferor and transferee ratably on a daily basis, provided in all events that any apportionment described above shall be permissible under the Code and applicable regulations thereunder.

                  (d)  Profits shall be allocated each year among the Members as follows:

                           (i)  First, among all the Members holding Membership Units, in proportion to the amounts previously allocated pursuant to Section
                  6.2(e)(vi) until the amounts allocated pursuant to this Section 6.2(d)(i) in the current and all prior years equals such amounts previously allocated pursuant to Section 6.2(e)(vi) in the current and all prior years.

                           (ii)  Second, to the Saracen Members holding Series A Preferred
                  Units, in proportion to the amounts previously allocated pursuant to

                                                   -35-

                  Section 6.2(e)(v) until the amount allocated pursuant to this Section
                  6.2(d)(ii) in the current and all prior years equals such amounts previously allocated pursuant to Section 6.2(e)(v) in the current and all prior years;

                           (iii)  Third, to the members of the Whitehall Group and WCPT, in proportion to the amounts previously allocated pursuant to Section
                  6.2(e)(iv) until the amount allocated pursuant to this Section 6.2(d)(iii) in the current and all prior years equals such amounts previously allocated pursuant to Section 6.2(e)(iv) in the current and all prior years;

                           (iv)  Fourth, to each Saracen Member holding Series A Preferred
                  Units, an amount equal to the aggregate amounts distributed and distributable pursuant to Section 7.1(b)(ii) (assuming that the Company had received all the cash attributable to the income being allocated) until the amounts allocated pursuant to this Section 6.2(d)(iv) in the current and all prior years equals such amounts previously distributed and distributable pursuant to Sections 7.1(b)(ii) in the current and all prior years; provided, however, that in no event shall amounts be allocated under this Section
                  6.2(d)(iv) in excess of the Preferred Limitation;

                           (v)   Fifth, to the members of the Whitehall Group and WCPT,  in proportion to the aggregate amounts actually distributed to the members of the Whitehall Group and WCPT (other than amounts attributable to a return of capital) pursuant to Section 7.1(b)(iii) until the amounts allocated pursuant to this Section 6.2(d)(v) in the current and all prior years equals such amounts previously distributed pursuant to Sections 7.1(b)(iii) in the current and all prior years;

                           (vi)  Sixth, among all the Members holding Membership Units, in proportion to the amounts previously allocated pursuant to Section
                  6.2(e)(iii) until the amount allocated pursuant to this Section 6.2(d)(vi) in the current and all prior years equals such amounts previously allocated pursuant to Section 6.2(e)(iii) in the current and all prior years.

                           (vii)  Seventh, to the Saracen Members holding Membership Units, in proportion to their respective Percentage Interests, an amount equal to the product of (x) their aggregate Percentage Interests, and (y) the remaining Profits of the Company after taking into account Sections
                  6.2(d)(i) through (d)(vi) above; and

                           (viii)  The balance of the Company's Profits shall be allocated as follows:

                           (I) The relative Percentage Interest of WHWEL to the combined
                  Percentage Interests of the Whitehall Group and WCPT multiplied by the balance of the Company's Profits shall be allocated as follows:

                                                   -36-

                                    (A)  First, to WHWEL up to the amounts previously
                           allocated pursuant to Section 6.2(e)(ii)(I)(D) until the amount allocated pursuant to this Section 6.2(d)(viii)(I)(A) equals such amounts previously allocated pursuant to Section 6.2(e)(ii)(I)(D);

                                    (B)  Next, to WHWEL until the amount allocated pursuant
                           to this Section 6.2(d)(viii)(I)(B) (and not reversed by Section
                           6.2(e)(ii)(I)(C)) equals such amounts previously distributed and distributable pursuant to Section 7.1(c)(ii) assuming that the
                           Company had received all the cash attributable to the income being allocated;

                                    (C)  Next, to WHWEL, WCPT and the Manager in
                           proportion to the aggregate amounts distributed and distributable pursuant to Section 7.1(c)(iii) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(I)(C) (and not reversed by Section 6.2(e)(ii)(I)(B))
                           equals such amounts previously distributed and distributable pursuant to Section 7.1 (c)(iii);

                                    (D)  Thereafter, to WHWEL, WCPT and the Manager in
                           proportion to the aggregate amounts distributed and distributable pursuant to Section 7.1(c)(iv) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(I)(D) (and not reversed by Section 6.2(e)(ii)(I)(A))
                           equals such amounts previously distributed and distributable pursuant to Section 7.1(c)(iv);

                           (II)  The relative Percentage Interest of Whitehall XI to the combined Percentage Interests of the Whitehall Group and WCPT
                  multiplied by the balance of the Company's Profits shall be allocated as follows:

                                    (A)  First, to Whitehall XI up to the amounts previously
                           allocated pursuant to Section 6.2(e)(ii)(II)(D) until the amount allocated pursuant to this Section 6.2(d)(viii)(II)(A) equals such amounts previously allocated pursuant to Section 6.2(e)(ii)(II)(D);

                                    (B)  Next, to Whitehall XI until the amount allocated
                           pursuant to this Section 6.2(d)(viii)(II)(B) (and not reversed by
                           Section 6.2(e)(ii)(II)(C)) equals such amounts previously
                           distributed and distributable pursuant to Section 7.1(d)(ii)
                           assuming the Company had received all the cash attributable to the income being allocated;

                                                   -37-

                                    (C)  Next, to Whitehall XI, WCPT and the Manager in
                           proportion to the aggregate amounts distributed and distributable pursuant to Section 7.1(d)(iii) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(II)(C) (and not reversed by Section 6.2(e)(ii)(II)(B))
                           equals such amounts previously distributed and distributable pursuant to Section 7.1(d)(iii);

                                    (D)  Next, to Whitehall XI, WCPT and the Manager in
                           proportion to the aggregate amounts distributed and distributable pursuant to Section 7.1(d)(iv) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(II)(D) (and not reversed by Section 6.2(e)(ii)(II)(A))
                           equals such amounts previously distributed and distributable pursuant to Section 7.1(d)(iv);

                           (III)  The relative Percentage Interest of Holding Co. to the combined Percentage Interests of the Whitehall Group and WCPT
                  multiplied by the balance of the Company's Profits shall be allocated as follows:

                                    (A)  First, to Holding Co. up to the amounts previously
                           allocated pursuant to Section 6.2(e)(ii)(III)(D) until the amount allocated pursuant to this Section 6.2(d)(viii)(III)(A) equals such amounts previously allocated pursuant to Section 6.2(e)(ii)(III)(D);

                                    (B)  Next, to Holding Co. until the amount allocated
                           pursuant to this Section 6.2(d)(viii)(III)(B) (and not reversed by
                           Section 6.2(e)(ii)(III)(C)) equals such amounts previously distributed and distributable pursuant to Section 7.1(e)(ii)
                           assuming that the Company had received all the cash attributable to the income being allocated;

                                    (C) Next, to Holding Co., WCPT and the Manager in
                           proportion to the aggregate amounts distributed and distributable pursuant to Section 7.1(e)(iii) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(III)(C) (and not reversed by Section 6.2(e)(ii)(III)(B))
                           equals such amounts previously distributed and distributable pursuant to Section 7.1(e)(iii);

                                    (D) Next, to Holding Co., WCPT and the Manager in
                           proportion to the aggregate amounts distributed and distributable pursuant to Section 7.1(e)(iv) (assuming that the Company had received all the cash attributable to the income being allocated)

                                                   -38-

                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(III)(D) (and not reversed by Section 6.2(e)(ii)(III)(A))
                           equals such amounts previously distributed and distributable pursuant to Section 7.1(e)(iv);

                           (IV)  The relative Percentage Interest of WCPT to the combined
                  Percentage Interests of the Whitehall Group and WCPT multiplied by the balance of the Company's Profits shall be allocated as follows:

                                    (A)  First, to WCPT up to the amounts previously allocated pursuant to Section 6.2(e)(ii)(IV)(D) until the amount allocated pursuant to this Section 6.2(d)(viii)(IV)(A) equals such amounts previously allocated pursuant to Section 6.2(e)(ii)(IV)(D);

                                    (B)  Next, to WCPT until the amount allocated pursuant to
                           this Section 6.2(d)(viii)(IV)(B) (and not reversed by Section
                           6.2(e)(ii)(IV)(C)) equals such amounts previously distributed and distributable pursuant to Sections 7.1(f)(ii) and 7.1(g)(ii) assuming that the Company had received all the cash attributable to the income being allocated;

                                    (C) Next, to WCPT and the Manager in proportion to the
                           aggregate amounts distributed and distributable pursuant to
                           Sections 7.1(f)(iii) and 7.1(g)(iii) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(IV)(C) (and not reversed by Section 6.2(e)(ii)(IV)(B))
                           equals such amounts previously distributed and distributable pursuant to Sections 7.1(f)(iii) and 7.1(g)(iii);

                                    (D) Next, to WCPT and the Manager in proportion to the
                           aggregate amounts distributed and distributable pursuant to
                           Sections 7.1(f)(iv) and 7.1(g)(iv) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(IV)(D) (and not reversed by Section 6.2(e)(ii)(IV)(A))
                           equals such amounts previously distributed and distributable pursuant to Sections 7.1(f)(iv) and 7.1(g)(iv).

                           (V)  The relative Percentage Interest of Management Co. to the combined Percentage Interests of the Whitehall Group and WCPT
                  multiplied by the balance of the Company's Profits shall be allocated as follows:

                                    (A)  First, to Management Co. up to the amounts previously allocated pursuant to Section 6.2(e)(ii)(V)(D) until the amount allocated pursuant to this Section 6.2(d)(viii)(V)(A) equals such amounts previously allocated pursuant to Section 6.2(e)(ii)(V)(D);

                                                   -39-

                                    (B)  Next, to Management Co. until the amount allocated
                           pursuant to this Section 6.2(d)(viii)(V)(B) (and not reversed by
                           Section 6.2(e)(ii)(V)(C)) equals such amounts previously
                           distributed and distributable pursuant to Section 7.1(h)(ii)
                           assuming that the Company had received all the cash attributable to the income being allocated;

                                    (C) Next, to Management Co., WCPT and the Manager in
                           proportion to the aggregate amounts distributed and distributable pursuant to Section 7.1(h)(iii) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(V)(C) (and not reversed by Section 6.2(e)(ii)(V)(B))
                           equals such amounts previously distributed and distributable pursuant to Sections 7.1(h)(iii);

                                    (D) Next, to Management Co., WCPT and the Manager in
                           proportion to the aggregate amounts distributed and distributable pursuant to Section 7.1(h)(iv) (assuming that the Company had received all the cash attributable to the income being allocated)
                           until the amount allocated pursuant to this Section
                           6.2(d)(viii)(V)(D) (and not reversed by Section 6.2(e)(ii)(V)(A))
                           equals such amounts previously distributed and distributable pursuant to Section 7.1(h)(iv).

                  (e)  Losses shall be allocated each year among the Members as follows:

                           (i)  First, among the Members holding Membership Units, in proportion to the amounts previously allocated pursuant to Sections
                  6.2(d)(vii) and (viii) until the amount allocated pursuant to this Section
                  6.2(e)(i) equals such amounts previously allocated pursuant to Sections
                  6.2(d)(vii) and (viii); such amount allocable to the Members, other than the Saracen Members, to be further allocated among them as set forth in
                  Section 6.2(e)(ii) below.

                           (ii)  The allocation among the Members described in Section
                  6.2(e)(i), other than the Saracen Members, shall be as follows:

                           (I)  The relative Percentage Interest of WHWEL to the combined
                  Percentage Interests of the Whitehall Group and WCPT multiplied by the
                  Losses allocable pursuant to Section 6.2(e)(i) to the Members other than the Saracen Members shall be allocated as follows:

                                    (A) First, to WHWEL, WCPT and the Manager in
                           proportion to the amounts previously allocated pursuant to Section
                           6.2(d)(viii)(I)(D) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(I)(A) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(I)(D);

                                                   -40-

                                    (B) Next, to WHWEL, WCPT and the Manager in
                           proportion to the amounts previously allocated pursuant to Section
                           6.2(d)(viii)(I)(C) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(I)(B) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(I)(C);

                                    (C) Next, to WHWEL until the amount allocated pursuant
                           to this Section 6.2(e)(ii)(I)(C) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(I)(B); and

                                    (D)  Thereafter, to WHWEL; and

                           (II)  The relative Percentage Interest Whitehall XI to the combined
                  Percentage Interests of the Whitehall Group and WCPT multiplied by the
                  Losses allocated pursuant to Section 6.2(e)(i) to the Members other than the Saracen Members shall be allocated as follows:

                                    (A) First, to Whitehall XI, WCPT and the Manager in
                           proportion to the amounts previously allocated pursuant to Section
                           6.2(d)(viii)(II)(D) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(II)(A) equal such amounts previously allocated pursuant to Section 6.2(d)(viii)(II)(D);

                                    (B) Next, to Whitehall XI, WCPT and the Manager in
                           proportion to the amounts previously allocated pursuant to Section
                           6.2(d)(viii)(II)(C) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(II)(B) equal such amounts previously allocated pursuant to Section 6.2(d)(viii)(II)(C);

                                    (C) Next, to Whitehall XI until the amount allocated
                           pursuant to this Section 6.2(e)(ii)(II)(C) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(II)(B); and

                                    (D)  Thereafter, to Whitehall XI.

                           (III)  The relative Percentage Interest of Holding Co. to the combined Percentage Interests of the Whitehall Group and WCPT
                  multiplied by the Losses allocated pursuant to Section 6.2(e)(i) to the
                  Members other than the Saracen Members shall be allocated as follows:

                                    (A)  First, to Holding Co., WCPT and the Manager in
                           proportion to the amounts previously allocated pursuant to Section
                           6.2(d)(viii)(III)(D) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(III)(A) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(III)(D);

                                    (B) Next, to Holding Co., WCPT and the Manager in
                           proportion to the amounts previously allocated pursuant to Section

                                                   -41-

                           6.2(d)(viii)(III)(C) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(III)(B) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(III)(C);

                                    (C) Next, to Holding Co. until the amount allocated
                           pursuant to this Section 6.2(e)(ii)(III)(C) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(III)(B); and

                                    (D)  Thereafter, to Holding Co.

                           (IV)  The relative Percentage Interest of WCPT to the combined
                  Percentage Interests of the Whitehall Group and WCPT multiplied by the
                  Losses allocated pursuant to Section 6.2(e)(i) to the Members other than the Saracen Members shall be allocated as follows:

                                    (A)  First, to WCPT and the Manager in proportion to the
                           amounts previously allocated pursuant to Section
                           6.2(d)(viii)(IV)(D) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(IV)(A) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(IV)(D);

                                    (B) Next, to WCPT and the Manager in proportion to the
                           amounts previously allocated pursuant to Section
                           6.2(d)(viii)(IV)(C) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(IV)(B) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(IV)(C);

                                    (C) Next, to WCPT until the amount allocated pursuant to
                           this Section 6.2(e)(ii)(IV)(C) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(IV)(B); and

                                    (D)  Thereafter, to WCPT.

                           (V)  The relative Percentage Interest of Management Co. to the combined Percentage Interests of the Whitehall Group and WCPT
                  multiplied by the Losses allocated pursuant to Section 6.2(e)(i) to the
                  Members other than the Saracen Members shall be allocated as follows:

                                    (A)  First, to Management Co., WCPT and the Manager in
                           proportion to the amounts previously allocated pursuant to Section
                           6.2(d)(viii)(V)(D) until the amount allocated pursuant to this
                           Section 6.2(e)(ii)(V)(A) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(V)(D);

                                    (B) Next, to Management Co., WCPT and the Manager in
                           proportion to the amounts previously allocated pursuant to Section
                           6.2(d)(viii)(V)(C) until the amount allocated pursuant to this

                                                   -42-

                           Section 6.2(e)(ii)(V)(B) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(V)(C);

                                    (C) Next, to Management Co. until the amount allocated
                           pursuant to this Section 6.2(e)(ii)(V)(C) equals such amounts previously allocated pursuant to Section 6.2(d)(viii)(V)(B); and

                                    (D)  Thereafter, to Management Co.

                           (iii)  Next, to the Members holding Membership Units, an amount required to reduce their positive Membership Capital Account balances to zero (except to the extent of any Capital Account attributable to any
                  Subordinated Preferred Equity), in proportion to the respective required amounts.

                           (iv)  Next,  to the Members holding Subordinated Preferred Equity, an amount required to reduce their positive Membership Capital Account balances to zero, in proportion to the respective required amounts.

                           (v)  Next, to the Saracen Members holding Series A Preferred
                  Membership Units, an amount required to reduce their positive Series A
                  Capital Account balances to zero, in proportion to the respective required amounts.

                           (vi)  Any remaining Losses shall be allocated among all Members holding Membership Units in proportion to their respective Percentage
                  Interests.

                  (f)  Notwithstanding Sections 6.2(d) and (e) hereof,

                           (i)      For federal income tax purposes but not for purposes of
                  crediting or charging Capital Accounts, depreciation or gain or loss realized by the Company with respect to any property that was contributed to the Company or that was held by the Company at a time when the Book
                  Value of the Company Assets and the assets of the Subsidiaries was adjusted pursuant to the third sentence of Section 6.1(b) shall, in accordance with the "traditional method" under Section 704(c) of the Code and Treasury Regulation Section 1.704-1(b)(2)(iv)(d) and (f), be allocated among the Members in a manner which takes into account the differences between the adjusted basis for federal income tax purposes to the
                  Company of its interest in such property and the fair market value of such interest at the time of its contribution or revaluation.

                           (ii)     If there is a net decrease in the Minimum Gain of the
                  Company during a taxable year (including any Minimum Gain attributable to Member-Funded Debt), each Member at the end of such year shall be allocated, prior to any other allocations required under this Article VI, items of gross income for such year (and, if necessary, for subsequent

                                                   -43-

                  years) in the amount and proportions described in Treasury Regulation
                  Sections 1.704-2(g) and 1.704-2(i)(4).

                           (iii)    Notwithstanding the allocations provided for in Sections
                  6.2(d) and (e), no allocation of an item of loss or deduction shall be made to a Member to the extent such allocation would cause or increase a deficit balance in such Member's Capital Account as of the end of the taxable year to which such allocation relates.  If any Member receives an adjustment, allocation or distribution that causes or increases such a deficit balance, taking into account the rules of Treasury Regulation Sections
                  1.704-1(b)(2)(ii)(d)(4), (5) and (6), such Member shall be allocated (after taking into account any allocations made pursuant to Section 6.2(f)(ii))
                  items of income and gain in an amount and manner to eliminate the
                  Member's Capital Account deficit attributable to such adjustment, allocation or distribution as quickly as possible.  For purposes of this
                  Section 6.2(f)(iii), there shall be excluded from a Member's deficit Capital
                  Account balance at the end of a taxable year of the Company (a) such
                  Member's share, determined in accordance with Section 704(b) of the
                  Code and Treasury Regulation Section 1.704-2(g) of Minimum Gain
                  (provided that, in the case of Minimum Gain attributable to Member-
                  Funded Debt, such Minimum Gain shall be allocated to the Member or
                  Members to whom such debt is attributable pursuant to Treasury
                  Regulation Section 1.704-2(i)), and (b) the amount that such Member is obligated to restore to the Company under Treasury Regulation Section
                  1.704-1(b)(2)(ii)(c).

                           (iv)     Notwithstanding the allocations provided for in subsection
                  (ii) of this Section 6.2(f) and Sections 6.2(d) and (e), if there is a net increase in Minimum Gain of the Company during a taxable year of the
                  Company that is attributable to Member-Funded Debt, then first
                  Depreciation, to the extent the increase in such Minimum Gain is allocable to depreciable property, and then a proportionate part of other deductions and expenditures described in Section 705(a)(2)(B) of the Code, shall be allocated to the lending or guaranteeing Member (and to joint lenders or guarantors in proportion to their relative obligations), provided that the total amount of deductions so allocated for any year shall not exceed the increase in Minimum Gain attributable to such Member-Funded Debt in such year.

                           (v)      Any special allocation under Sections 6.2(f)(ii) through (iv)
                  shall be taken into account in computing subsequent allocations of Profits and Losses of any item thereof pursuant to this Article VI so that the net amount of any items so allocated and the Profits, Losses and all items thereof allocated to each Member pursuant to this Article VI shall, to the extent permissible under Section 704(b) of the Code and the Treasury
                  Regulations promulgated thereunder, be equal to the net amount that would have been allocated to each Member pursuant to this Article VI if such special allocation had not occurred.

                                                   -44-

                           (vi)     It is intended that prior to a distribution of the proceeds from a liquidation of the Company pursuant to Section 10.2(vi) hereof, the positive Capital Account balance of each Member shall be equal to the amount that such Member would receive if liquidation proceeds were distributed in accordance with Section 7.1.  Accordingly, notwithstanding anything to the contrary in this Section 6.2, to the extent permissible under
                  Sections 704(b) and 514(c)(9) of the Code and the Treasury Regulations
                  promulgated thereunder, Profits and Losses and, if necessary, items of gross income and gross deductions, of the Company for the year of liquidation of the Company (or, if the liquidation spans more than one year, each such year) shall be allocated among the Members so as to bring the positive Capital Account balance of each Member as close as possible to the amount that such Member would receive if liquidation proceeds were distributed in accordance with Section 7.1.

                           (vii)    Appropriate adjustments shall be made to the provisions of this Section 6.2 if a New Member is admitted to the Company.

                           (viii)   To the extent any payments are made pursuant to Sections
                  7.1(i), 7.1(k), 7.1(l), 7.1(m), 7.1(p) and 7.2 then, to the extent permissible under Sections 704(b) and 514(c)(9) of the Code and the Treasury
                  Regulations promulgated thereunder, appropriate adjustments shall be made to the allocation of Profits and Losses under Sections 6.2(d) and (e)
                  among the Members, other than the Saracen Members, so that the cumulative Profits and Losses allocated to such Members equals, as nearly as possible, the amount of distributions received by each Member, after taking into account all payments made pursuant to Sections 7.1(i), 7.1(k),
                  7.1(l), 7.1(m), 7.1(p) and 7.2.

         Section 2.21.     Section 7.1 of the Operating Agreement is hereby amended and restated to read in its entirety as follows:

                  "7.1. Application and Distributions.
                        -----------------------------

                  (a)      Distributions on account of the Series A Preferred Membership
         Units, the Subordinated Preferred Equity and the Membership Units shall be made by the Manager to the Members of all or a portion of Available Cash as determined by the Manager (such amount, the 'Distribution Amount') in accordance with Section 7.1(b) through (h) within thirty (30) days after the end of each quarter of each Fiscal Year.  The Members acknowledge and agree, notwithstanding anything in this Agreement to the contrary, that the Company shall make distributions to the Members in accordance with this Section 7.1 in an amount at least sufficient to pay the amounts to Saracen set forth in
         Section 7.1(b)(ii) below.

                  (b)      The Distribution Amount and the Capital Proceeds Distribution
         Amount, if any, shall be distributed as follows:

                                                   -45-

                           (i)      First, but only with respect to, and to the extent of, any
                  Capital Proceeds Distribution Amount derived from a third-party mortgage financing or refinancing relating to a Property acquired with the proceeds of a corresponding specified Interim Capital Contribution, to each
                  Managing Member pro rata (in proportion to the unreturned Interim
                  Capital Contributions made by such Managing Member) until each such
                  Managing Member shall have received, taking into account the amount of all prior distributions under this Section 7.1(b)(i), the full amount of all
                  Interim Capital Contributions made by such Managing Member through the date of distribution;

                           (ii)     Second, in an aggregate amount equal to the sum of (A) the
                  Unpaid Preferred Distribution, if any, plus (B) the Preferred Distribution
                  Amount, pro rata to each Saracen Member, in proportion to its relative
                  Series A Preferred Percentage Interests;

                           (iii)    Third, if amounts have been funded pursuant to Section
                  5.2(f) as Subordinated Preferred Equity, to the members of the Whitehall
                  Group and WCPT (pro rata to each of them in accordance with the relative amounts of such Subordinated Preferred Equity and accrued and unpaid dividends thereon owing to each Member that has funded such
                  Subordinated Preferred Equity) until all accrued dividends on all such
                  Subordinated Preferred Equity have been all paid in full and all such
                  Subordinated Preferred Equity has been redeemed in full; and

                           (iv)     Fourth, in an aggregate amount equal to the Common
                  Distribution Amount, pro rata and on a pari passu basis, (A) to each
                  Saracen Member, an amount equal to each Saracen Member's Percentage
                  Interest multiplied by the Common Distribution Amount and (B) to
                  Whitehall XI, WHWEL, Holding Co., WCPT and Management Co. an
                  amount equal to their combined Percentage Interests multiplied by the
                  Common Distribution Amount which amount shall be distributed to
                  Whitehall XI, WHWEL, Holding Co., WCPT and Management Co. in
                  accordance with Section 7.1(c) through (h), respectively."

                  (c)      A portion of the total amount distributed to WHWEL,
         Whitehall XI, Holding Co., WCPT and Management Co. pursuant to Section
         7.1(b)(iv)(B) above equal to the product of such amount multiplied by the quotient (expressed as a percentage rounded up to the nearest one ten-thousandth
         (0.0001)) of the Percentage Interest of WHWEL divided by the Combined
         Whitehall/WCPT Percentage Interest shall be further distributed as follows:

                           (i)      First, to WHWEL until WHWEL shall have received,
                  taking into account the amount of all prior distributions under this
                  Section 7.1(c)(i), the full amount of all Capital Contributions made by
                  WHWEL through the date of distribution (it being understood and agreed that as of the Effective Date such Capital Contributions shall be deemed to be the aggregate amount shown for WHWEL in Schedule 5.1A);

                                                   -46-

                           (ii)     Second, to WHWEL until WHWEL shall have received,
                  taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 17.5% per annum;

                           (iii)    Third, on a pari passu basis: (w) 82.5% to WHWEL,
                  (x) 10.0625% to WCPT (subject to Section 7.1(l)), (y) 4.6484% to the
                  Manager (subject to Section 7.1(l)) and (z) 2.7891% to WHWEL, until
                  WHWEL shall have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 22.5% per annum; and

                           (iv)     Thereafter, on a pari passu basis: (w) 77.5% to WHWEL,
                                                     ---- -----
                  (x) 12.9375% to WCPT (subject to Section 7.1(l)), (y) 5.9766% to the
                  Manager (subject to Section 7.1(l)) and (z) 3.5859% to WHWEL.

                  (d)      A portion of the total amount distributed to Whitehall XI,
         WHWEL, Holding Co., WCPT and Management Co. pursuant to Section
         7.1(b)(iv)(B) above equal to the product of such amount multiplied by the quotient ((expressed as a percentage rounded up to the nearest one ten-thousandth
         (0.0001)) of the Percentage Interest of Whitehall XI divided by the Combined
         Whitehall/WCPT Percentage Interest shall be further distributed as follows:

                           (i)      First, to Whitehall XI until Whitehall XI shall have
                  received, taking into account the amount of all prior distributions under this Section 7.1(d)(i), the full amount of all Capital Contributions made by
                  Whitehall XI through the date of distribution (it being understood and agreed that as of the Effective Date such Capital Contributions shall be deemed to be the aggregate amount shown for Whitehall XI in Schedule
                  5.1A);

                           (ii)     Second, to Whitehall XI until Whitehall XI shall have
                  received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 15%
                  per annum;

                           (iii)    Third, on a pari passu basis: (w) 80% to Whitehall XI,
                  (x) 10.65% to WCPT (subject to Section 7.1(m)), (y) 5.8437% to the
                  Manager (subject to Section 7.1(m)) and (z) 3.5063% to Whitehall XI, until Whitehall XI shall have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of
                  Return equal to 25% per annum; and

                           (iv)     Thereafter, on a pari passu basis: (w) 75% to Whitehall XI,
                                                     ---- -----
                  (x) 13.3125% to WCPT (subject to Section 7.1(m)), (y) 7.3048% to the
                  Manager (subject to Section 7.1(m)) and (z) 4.3827% to Whitehall XI.

                  (e)      A portion of the total amount distributed to Holding Co.,
         WHWEL, Whitehall XI, WCPT and Management Co. pursuant to Section

                                                   -47-

         7.1(b)(iv)(B) above equal to the product of such amount multiplied by such amount by the quotient ((expressed as a percentage rounded up to the nearest one ten-thousandth  (0.0001)) of the Percentage Interest of Holding Co. divided by the
         Combined Whitehall/WCPT Percentage Interest shall be further distributed as follows:

                           (i)      First, to Holding Co. until Holding Co. shall have received, taking into account the amount of all prior distributions under this
                  Section 7.1(e)(i), the full amount of all Capital Contributions made by
                  Holding Co. through the date of distribution (it being understood and agreed that as of the Effective Date such Capital Contributions shall be deemed to be the aggregate amount shown for Holding Co. in Schedule
                                                                             --------
                  5.1A);
                  ----

                           (ii)     Second, to Holding Co. until Holding Co. shall have
                  received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 15%
                  per annum;

                           (iii)    Third, on a pari passu basis: (w) 80% to Holding Co.,
                                                ---- -----
                  (x) 10.65% to WCPT (subject to Section 7.1(m)), (y) 5.8438% to the
                  Manager (subject to Section 7.1(m)) and (z) 3.5062% to Holding Co., until
                  Holding Co. shall have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of
                  Return equal to 25% per annum; and

                           (iv)     Thereafter, on a pari passu basis: (w) 75% to Holding Co.
                                                     ---- -----
                  (x) 13.3125% to WCPT (subject to Section 7.1(m)), (y) 7.3047% to the
                  Manager (subject to Section 7.1(m)) and (z) 4.3828% to Holding Co.

                  (f)      The total amount equal to the WCPT I Distributions shall be further distributed as follows:

                           (i)      First, to WCPT until WCPT shall have received, taking into account the amount of all prior distributions under this Section 7.1(f)(i), the full amount of all WCPT Phase I Capital Contributions made by
                  WCPT through the date of distribution (it being understood and agreed that for the purposes of this Section 7.1(f), as of the Effective Date, the total amount of WCPT Phase I Capital Contributions made by WCPT shall be deemed to be the aggregate amount shown for WCPT in Schedule
                  5.1A);

                           (ii)     Second, to WCPT until WCPT shall have received, taking
                  into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 17.5% per annum with respect to the WCPT Phase I Capital Contributions;

                                                   -48-

                           (iii)    Third, on a pari passu basis: (w) 82.5% to WCPT,
                  (x) 10.0625% to WCPT and (y) 7.4375% to the Manager, until WCPT shall have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 22.5%
                  per annum with respect to the WCPT Phase I Capital Contributions; and

                           (iv)     Thereafter, on a pari passu basis: (w) 77.5% to WCPT,
                                                     ---- -----
                  (x) 12.9375% to WCPT and (y) 9.5625% to the Manager.

                  (g)      The total amount equal to the WCPT II Distributions shall be further distributed as follows:

                           (i)      First, to WCPT until WCPT shall have received, taking into account the amount of all prior distributions under this Section 7.1(g)(i), the full amount of all WCPT Phase II Capital Contributions made by
                  WCPT through the date of distribution (it being understood and agreed that for the purposes of this Section 7.1(g) as of the Effective Date, the total amount of WCPT Phase II Capital Contributions made by WCPT shall be deemed to be the aggregate amount shown for WCPT in Schedule
                  5.1A);

                           (ii)     Second, to WCPT until WCPT shall have received, taking
                  into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 15% per annum with respect to the WCPT Phase II Capital Contributions;

                           (iii)    Third, on a pari passu basis: (w) 80% to WCPT, (x) 10.65%
                  to WCPT and (y) 9.35% to the Manager, until WCPT shall have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 25% per annum with respect to the WCPT Phase II Capital Contributions; and

                           (iv)     Thereafter, on a pari passu basis: (w) 75% to WCPT,
                                                     ---- -----
                  (x) 13.3125% to WCPT and (y) 11.6875% to the Manager.

                  (h)      A portion of the total amount distributed to Management Co.,
         WHWEL, Whitehall XI, Holding Co. and WCPT pursuant to Section
         7.1(b)(iv)(B) above equal to the product of such amount multiplied by the quotient (expressed as a percentage rounded up to the nearest one ten-thousandth
         (0.0001)) of the Percentage Interest of Management Co. divided by the Combined
         Whitehall/WCPT Percentage Interest shall be further distributed as follows:

                           (i)      First, to Management Co. until Management Co. shall have
                  received, taking into account the amount of all prior distributions under this Section 7.1(h)(i), the full amount of all Capital Contributions made by
                  Management Co. through the date of distribution (it being understood and agreed that as of the Effective Date such Capital Contributions shall be

                                                   -49-

                  deemed to be the aggregate amount shown for Management Co. in
                  Schedule 5.1A);
                  -------------

                           (ii)     Second, to Management Co. until Management Co. shall
                  have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 17.5%
                  per annum;

                           (iii)    Third, on a pari passu basis: (w) 82.5% to Management
                                                ---- -----
                  Co., (x) 10.0625% to WCPT (subject to Section 7.1(l)), (y) 4.6484% to the
                  Manager (subject to Section 7.1(l)) and (z) 2.7891% to Management Co.,
                  until Management Co. shall have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of
                  Return equal to 22.5% per annum; and

                           (iv)     Thereafter, on a pari passu basis: (w) 77.5% to
                                                     ---- -----
                  Management Co., (x) 12.9375% to WCPT (subject to Section 7.1(l)),
                  (y) 5.9766% to the Manager (subject to Section 7.1(l)) and (z) 3.5859% to
                  Management Co.

                  (i)      If, after the Effective Date, a New Member is admitted to the
         Company and such New Member is subject to provisions comparable to Section
         7.1(c) through (h) pursuant to which a portion of the amount distributed by the
         Company to such New Member is to be distributed to the Manager, then WCPT shall be entitled to a portion of such amount which shall be reasonably determined by WCPT and the Whitehall Group, and such amount shall be distributed by the
         Company to WCPT and Manager and/or its designee as a promote.

                  (j)      [Intentionally Omitted.]

                  (k)      Distributions shall be made by the Manager to the Members of all or any portion of Capital Proceeds in the amount, if any, required by the last sentence of this Section 7.1(k) (such amount, the "Capital Proceeds Distribution
         Amount") in accordance with Section 7.1(b), provided, however, that such Capital
         Proceeds Distribution Amount shall not be made unless at least thirty (30) days'
         prior written notice of the approximate amount of such Capital Proceeds
         Distribution Amount has been delivered to the Preferred Holders; provided, further, that any Capital Proceeds Distribution Amount distributable pursuant to
         Section 7.1(b)(i) from a third-party mortgage financing or refinancing relating to a particular Property which has been acquired with the proceeds of a corresponding specified Interim Capital Contribution with respect to such Property that, at the time of such distribution, continues to qualify as an Interim Capital Contribution, shall not require such thirty (30) days' prior written notice specified in the preceding clause.  It is understood and agreed that the Manager will cause the
         Company to distribute all Capital Proceeds Distribution Amounts within 45 days of such event; provided that with respect to any Property sold on or after
         December 15 of any year, the Capital Proceeds from such sale shall be distributed by January 29 of the immediately following year; provided further that any and all

                                                   -50-

         amounts distributable pursuant to this Section 7.1(k) will be net of Permitted
         Reserves as determined by the Manager.

                  (l)      In connection with any distribution, if WCPT is entitled to receive payments pursuant to Sections 7.1(c)(iii)(x) or 7.1(c)(iv)(x) or Sections
         7.1(h)(iii)(x) or 7.1(h)(iv)(x), but Whitehall XI or Holding Co. shall have not received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 15% per annum with respect to its Capital Contributions pursuant to Section 7.1(d) or Section 7.1(e) (as applicable), the amount otherwise to be distributed to WCPT pursuant to Sections
         7.1(c)(iii)(x) or 7.1(c)(iv)(x) or Sections 7.1(h)(iii)(x) or 7.1(h)(iv)(x), if any, shall be distributed to Whitehall XI and Holding Co. on a pro rata basis in accordance with their relative Percentage Interests, until Whitehall XI and Holding Co. shall have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 15% per annum with respect to their Capital Contributions.  In connection with any distribution, if the Manager is entitled to receive payments pursuant to Sections 7.1(c)(iii)(y) or 7.1(c)(iv)(y)
         or Sections 7.1(h)(iii)(y) or 7.1(h)(iv)(y), but Whitehall XI and Holding Co. shall have not received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 15% per annum with respect to its Capital Contributions pursuant to Section 7.1(d) or
         Section 7.1(e)(as applicable), then the amount otherwise to be distributed to the
         Manager pursuant to Sections 7.1(c)(iii)(y) or 7.1(c)(iv)(y) or Sections
         7.1(h)(iii)(y) or 7.1(h)(iv)(y), if any, shall be distributed to Whitehall XI and
         Holding Co. on a pro rata basis in accordance with their relative Percentage
         Interests, until Whitehall XI and Holding Co. shall have received, taking into account the timing and amount of all prior contributions and distributions, an
         Internal Rate of Return equal to 15% per annum with respect to their Capital
         Contributions.  Any amounts distributed to Whitehall XI and Holding Co. under this Section 7.1(l) shall be taken into account in determining the distributions under Sections 7.1(d) and (e).  Notwithstanding the foregoing, WCPT and the
         Manager agree that each shall only be obligated to distribute a portion of the aggregate amounts required to be distributed by each of them pursuant to this
         Section 7.1(l) based upon the relative ratio of (A) the amounts to be distributed to
         WCPT pursuant to Sections 7.1(c)(iii)(x) or 7.1(c)(iv)(x) or Sections 7.1(h)(iii)(x)
         or 7.1(h)(iv)(x) to (B) the amounts to be distributed to the Manager pursuant to sections 7.1(c)(iii)(y) or 7.1(c)(iv)(y) or Sections 7.1(h)(iii)(y) or 7.1(h)(iv)(y),
         respectively.  Neither WCPT nor the Manager shall be obligated to make any distributions pursuant to this Section 7.1(l) required to be made by the other which has not been made.

                  (m)      In connection with any distribution, if WCPT is entitled to receive payments pursuant to Sections 7.1(d)(iii)(x) or 7.1(d)(iv)(x) or Sections
         7.1(e)(iii)(x) or 7.1(e)(iv)(x), but WHWEL or Management Co. shall have not received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to 15% per annum with respect to its Capital Contributions pursuant to Section 7.1(c) or Section 7.1(h) (as applicable), then the amount otherwise to be distributed to WCPT pursuant to

                                                   -51-

         Sections 7.1(d)(iii)(x) or 7.1(d)(iv)(x) or Sections 7.1(e)(iii)(x) or 7.1(e)(iv)(x), if
         any, shall be distributed to WHWEL and Management Co. on a pro rata basis in accordance with their relative Percentage Interests, until WHWEL and
         Management Co. shall have received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of Return equal to
         15% per annum with respect to their Capital Contributions.  In connection with any distribution, if the Manager is entitled to receive payments pursuant to
         Sections 7.1(d)(iii)(y) or Sections 7.1(d)(iv)(y) or 7.1(e)(iii)(y) or 7.1(e)(iv)(y), but
         WHWEL and Management Co. shall have not received, taking into account the timing and amount of all prior contributions and distributions, an Internal Rate of
         Return equal to 15% per annum with respect to its Capital Contributions pursuant to Section 7.1(c) or Section 7.1(h) (as applicable), then the amount otherwise to be distributed to the Manager pursuant to Sections 7.1(d)(iii)(y) or 7.1(d)(iv)(y) or
         Sections 7.1(e)(iii)(y) or 7.1(e)(iv)(y), if any, shall be distributed to WHWEL and
         Management Co. on a pro rata basis in accordance with their relative Percentage
         Interests, until WHWEL and Management Co. shall have received, taking into account the timing and amount of all prior contributions and distributions, an
         Internal Rate of Return equal to 15% per annum with respect to their Capital
         Contributions.  Any amounts distributed to WHWEL and Management Co. under this Section 7.1(l) shall be taken into account in determining the distributions under Sections 7.1(c) and (h).  Notwithstanding the foregoing, WCPT and the
         Manager agree that each shall only be obligated to distribute a portion of the aggregate amounts required to be distributed by each of them pursuant to this
         Section 7.1(m) based upon the relative ratio of (A) the amounts to be distributed to WCPT pursuant to Sections 7.1(d)(iii)(x) or 7.1(d)(iv)(x) or Sections
         7.1(e)(iii)(x) or 7.1(e)(iv)(x) to (B) the amounts to be distributed to the Manager pursuant to sections 7.1(d)(iii)(y) or 7.1(d)(iv)(y) or Sections 7.1(e)(iii)(y) or
         7.1(e)(iv)(y), respectively.  Neither WCPT nor the Manager shall be obligated to make any distributions pursuant to this Section 7.1(m) required to be made by the other which has not been made.

                  (n)      Although the terms of this Section 7.1 contemplate distributions being made under paragraph (b) and then under paragraphs (c), (d), (e), (f), (g) and
         (h) of this Section 7.1, the parties intend for the calculations required by such paragraphs to be made simultaneously and for the funds to be distributed simultaneously in accordance with such paragraphs in a single distribution rather than in seriatim.

                  (o)      Notwithstanding anything to the contrary herein, WCPT will be solely responsible for monitoring and maintaining compliance with the requirements to qualify as a "real estate investment trust" under the Code (a
         "REIT").  The Manager will deliver to WCPT quarterly statements of the
         Company's net taxable income from operations (and, for informational purposes, the net capital gains) for each of the calendar quarters of each calendar year within
         30 days after the end of each such quarter; provided that, with respect to the fourth calendar quarter, such statements shall be delivered by January 20 of the following calendar year.  At Manager's discretion the foregoing statements with respect to the first three calendar quarters may be prepared utilizing financial

                                                   -52-

         statement income amounts.  WCPT shall have the right, acting reasonably and in good faith, to advise the Manager (the "REIT Distribution Notice") of the amount of distributions required to be made by WCPT in order for WCPT to remain qualified as a REIT under the Code from the Company's net taxable income for each quarter and on a year-to-date basis (i.e., taking into account the Company's year-to-date net taxable income and the amount of any distributions already made to WCPT during such year).  Subject to (i) WCPT confirming in writing to the
         Manager that WCPT is still qualified as a REIT, (ii) the accuracy of the calculation of the proposed distributions requested by WCPT in the REIT
         Distribution Notice based on the distribution requirements of Section 857(a)(1) of the Code required to be made to WCPT in order WCPT to remain qualified as a
         REIT under the Code (or any successor provision thereto), (iii) the Company having sufficient Available Cash and (iv) any restrictions or limitations imposed by the terms and conditions of any loan or other agreements to which the
         Company or any Subsidiary is a party, the Manager shall make distributions of cash to the Members in accordance with Section 7.1(b) sufficient in amount to enable WCPT to receive the amount requested by WCPT (or, if the Manager reasonably determines that making such distributions in the full amount requested would be materially detrimental to the Company and certifies such determination in writing to WCPT, then not less than 40% of such requested amount) by the later of (i) 45 days after the end of each calendar quarter of each calendar year or
         30 days after the final calendar quarter of such calendar year (or if such day is not a Business Day, the Business Day immediately preceding such 30th day after the close of the preceding calendar year) and (ii) two Business Days after receipt of the REIT Distribution Notice.  Notwithstanding the foregoing, (i) WCPT shall not be entitled to receive any special distributions to which it would not otherwise be entitled under Section 7.1(b) (such as distributions under Section 7.1(b)(iii) that would exceed WCPT's pro rata share) and (ii) distributions shall cease to be required under this Section 7.1(o) if WCPT ceases to be qualified as a REIT.  For the purposes of this Section 7.1(o), all Permitted Reserves shall be disregarded in calculating Available Cash.  Any liability of Manager for wrongful or illegal distributions made to all Members pro rata in accordance with their Percentage
         Interests (e.g., because the Company was or became insolvent upon the distribution or because the Company did not adequately reserve for liabilities) will be borne by the Whitehall Group and WCPT pro rata in accordance with their relative Percentage Interests.  Notwithstanding the foregoing, no Saracen Member shall be relieved of any liability it would have to return such distributions that such Saracen Member would otherwise be required to return in accordance with the Act.  In the event any Saracen Member pays any amount to the Company in respect of such obligations, the Company shall distribute such amounts to all
         Members other than the Saracen Members pursuant to Section 7.1(b) (based on the proportionate amounts previously paid by such Members in excess of their pro rata portion of the amount of such illegal or wrongful distribution required to be returned by all of the Members) of the amounts so paid by such Saracen Member to the Company and such amounts shall be subject to further distribution pursuant to Sections 7.1(c) through (h).

                                                   -53-

                  (p)      Notwithstanding anything to the contrary in this Section 7.1, the first $500,000 that would otherwise be distributed on account of the Manager
         Promote and WCPT Promote, taken together, shall instead be distributed solely to the Manager."

                  Section 2.22.     Section 7.2 of the Operating Agreement is hereby amended
and restated to read in its entirety as follows:

                  "7.2.    Restoration of Excess Distributions.  Subject to Section 7.3:
                           -----------------------------------

                  If any Promote Payments to WCPT or the Manager have previously been made and, subsequently, the Internal Rate of Return for any of WHWEL,
         Whitehall XI, Holding Co., WCPT and Management Co. is reduced as a result of a Capital Contribution being made pursuant to Section 5.2 or otherwise, then the parties hereto shall make appropriate adjustments to the amounts previously distributed or paid to them (and each of the Manager and WCPT shall return all or a portion of such Promote Payments to such Member from whom such Promote
         Payment was received) to the extent necessary so that the balance of such Promote
         Payments retained by each of the Manager and WCPT (after giving effect to such adjustments) does not exceed the Requisite Manager Promote (in the case of amounts received and retained by the Manager) or the Requisite WCPT Promote
         (in the case of amounts received and retained by WCPT) with respect to such
         Member, taking into account (x) such reduction in such Member's Internal Rate of
         Return, (y) the timing and amount of all Capital Contributions made by, and all the Common Distribution Amounts received by, such Member and (z) the
         Promote Payments previously received by each of the Manager and WCPT and not yet returned to such Member pursuant to this Section 7.2.  In the event the
         Manager is required to return any amounts under this Section 7.2, then an amount equal to 160% of the amounts required to be returned to such Member by the
         Manager shall be deemed received by such Member for the purposes of calculating the Internal Rate of Return of such Member."

                  Section 2.23.     Section 7.6 of the Operating Agreement is hereby amended
and restated to read in its entirety as follows:

                  "7.6. [Intentionally Omitted.]"

                  Section 2.24.     Section 8.1(a) of the Operating Agreement is hereby
amended by adding the following language at the end thereof:

                  "Notwithstanding anything to the contrary herein, to the extent permitted under the terms of any Indebtedness of the Company or its Subsidiaries, (A)
         WCPT shall have the right, subject to Section 8.9 and WCPT providing the
         Whitehall Group 30-days' prior written notice, to Transfer up to 10% of its
         Interest in the Company to a designated subsidiary of WRP in which WRP owns, and continues to own, not less than 90% of each class of outstanding equity interests (it being understood and agreed that in WRP's discretion, the equity owners of the subsidiary other than WRP may hold and be entitled to receive the

                                                   -54-

         entire economic interest in such entity (but not more than 10% of any voting or other control rights); provided that (i) WCPT shall transfer such Interest only for the benefit of employees of WRP and the portion of the equity interests in such subsidiary not owned by WRP (and each said assigned economic rights) must always be owned by persons who are employees of WRP and have been employed by WRP for a minimum of six months (provided that upon the death, disability or retirement of any such person, such person or, in the event of such person's death, such person's executors, heirs and legal assigns may continue to own or have an economic interest in such interests), (ii) any required lender consents or other third-party consents are obtained, (iii) the terms of such Membership Units transferred do not provide the holder thereof with voting rights, (iv) such transfer complies with all applicable securities and other laws and regulations and such transferee certifies to the Company and the Members that it is an "accredited investor" (as such term is defined in Regulation D adopted by the Securities and
         Exchange Commission under the Securities Act of 1933, as amended), (v) any costs associated with amending this Agreement, obtaining such consents or otherwise implementing such transfer shall be borne and paid by WCPT and (vi)
         such transferee or assignee waives, to the fullest extent permitted by law, any fiduciary or similar duties that may be owed by any of the Members to such transferee and executes an agreement making all of the representations made by the Members in Sections 2.8(a)(ii) and (iii) and agreeing to be bound by all of the provisions of this Agreement and (B) the members of the Whitehall Group shall have the right to Transfer, collectively, up to 10% of their Interests in the
         Company to Management Co. so long as the terms of such Membership Units transferred do not provide the holder thereof with voting rights.  Notwithstanding anything to the contrary herein, the following events with respect to WRP shall not by themselves be deemed to be an impermissible disposition of the ownership interest in WCPT: (i) a merger (including a triangular merger), consolidation or other combinations with or into another Person; (ii) the sale of all or substantially all (but not less than 90%) of the assets of WRP in a single transaction; (iii) any reclassification, recapitalization or change of its outstanding equity interests (other than any reclassification or creation of a new class of securities that would entitle the holder thereof to interests in WCPT, its assets, business or profits or distributions or dividends in respect thereof and not to other assets or businesses of WRP (e.g., 'lettered' or 'tracking stock' or a spin-off or other similar transaction), (iv) any issuance of equity securities by WRP in exchange for assets or for other equity securities of WRP or the redemption by WRP of equity securities issued by it; (v) the adoption of any plan of liquidation or dissolution by
         WRP; (vi) any acquisition by another Person of any stock in WRP; and (vii) any change in membership of WRP's board of directors."

                  Section 2.25.     Section 8.1(b) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "(b)     Subject to compliance with the remaining provisions of this Article
         VIII and with Section 4.2 and notwithstanding anything to the contrary set forth in
         Section 8.1(a) above, each of WCPT, WHWEL, Whitehall XI, Holding Co. and
         Saracen may, from time to time and without any consent or approval, pledge or

                                                   -55-

         otherwise grant a security interest in all or part of such Member's Interest to an
         Institutional Lender to secure a loan made to such Member (a "Pledgor") by such
         Institutional Lender (a "Pledgee"); provided that, (i) such pledged Interest may not be transferred to the Pledgee by foreclosure, assignment in lieu thereof or other enforcement of such pledge, and (ii) WCPT, WHWEL, Whitehall XI, Holding Co.
         and Saracen may pledge only their respective economic interests in the Company and no other rights hereunder.  In addition, notwithstanding anything to the contrary set forth herein, (A) WHWEL shall have the right at any time to transfer all or any part of its Interest without the prior consent of any Member (including
         WCPT and the Manager) pursuant to Section 8.3, (B) Whitehall XI shall have the right at any time to transfer all or any part of its Interest without the prior consent of any Member (including WCPT and the Manager) pursuant to Section 8.3,
         (C) Holding Co. shall have the right at any time to transfer all or any part of its
         Interest without the prior consent of any Member (including WCPT and the
         Manager) pursuant to Section 8.3, (D) any Saracen Member shall have the right at any time to transfer all or any part of his or her Interest without the prior consent of any Member (i) pursuant to Section 8.3, (ii) to another Saracen Member, provided that such transfer shall not result in Dominic J. Saraceno having a
         Percentage Interest (assuming for purposes of determining Dominic J. Saraceno's
         Percentage Interest pursuant to this Section 8.1(b) only, all of his outstanding
         Series A Preferred Membership Units were converted into Membership Units at the conversion price set forth in the Series A Terms) equal to or greater than 10%
         or (iii) pursuant to a transfer for a tax or estate planning purpose only, by inter vivos gift or sale to an entity or trust or pursuant to any applicable laws of descent;
         provided that at all times the voting control of such entity or trust is held by and the decisions of such entity or trust are made solely by such Member (or, if applicable, by any executor) and (E) WHWEL, Whitehall XI and Holding Co.
         shall have the right at any time to transfer all or any part of its Interest without the prior consent of any Member (including WCPT and the Manager) to any Affiliate of the Goldman Sachs Group."

                  Section 2.26.     Section 8.2 of the Operating Agreement is hereby amended
and restated to read in its entirety as follows:

                  "8.2.    Sale of Assets; Buy-Sell Provisions.  (a)  Notwithstanding anything to the contrary contained herein, each or any of the Manager and each or any of the members of the Whitehall Group, acting alone, shall have the right, power and authority, without the consent of the Management Committee or WCPT, to Sell or cause the Company and its Subsidiaries to Sell any or all of the Properties or the
         Company itself or any or all of its Subsidiaries in accordance with the following:

                           (i)      the Manager gives WCPT notice at least 30 days prior to
                  closing of any such Sale, which notice shall (A) be for informational purposes only (with no obligation to sell such asset to WCPT) and (B) set forth the projected or anticipated terms and conditions thereof and, if available, any sales memorandum and analyses with respect to such sale;

                                                   -56-

                           (ii)     the Manager may Sell any of the Non-Nomura Properties,
                  only as part of a Section 1031 Transaction, pursuant to which the
                  Company or its Subsidiaries purchase other real properties selected by the
                  Manager in its sole discretion, provided that Manager obtains either (A)  a
                  Tax Opinion with respect to such transaction or (B) a waiver by Saracen of any tax indemnification claim under Section 8.2A with respect to such transaction;

                           (iii)    the Manager may Sell any of the Nomura Properties,
                  (A) only as part of a Section 1031 Transaction pursuant to which the
                  Company or its Subsidiaries purchase Credit Lease Properties, provided that Manager obtains either (I) a Tax Opinion with respect to such transaction or (II) a waiver by Saracen of any tax indemnification claim under Section 8.2A with respect to such transaction or (B) in exchange for
                  Qualified OP Units (with no limit as to the amount thereof) issued by an
                  Approved Company; and provided further the Company or its Subsidiaries obtain financing for such Credit Lease Properties in an amount equal to at least $140 million in the aggregate (i.e., among all of such Credit Lease
                  Properties taken together) or, if greater, 85% of the total purchase price of such Credit Lease Properties.

                           (iv)     the Manager may Sell any of the Other Assets for (A) cash
                  consideration or (B) Qualified OP Units issued by an Approved Company so long as the total value of such OP units received in all such transactions consummated under this clause (iv) is less than $50 million (as reasonably determined by the Manager at the time of such sale); and

                           (v)      the Manager may cause the Company to be party to an
                  Approved Extraordinary Transaction for (x) cash consideration or (y) a combination of cash and Qualified OP Units issued by an Approved
                  Company so long as the total value of such OP units received in such a transaction consummated pursuant to this clause (v) plus the total value of the OP units received in a transaction consummated pursuant to the preceding clause (iv) is less than $50 million (as reasonably determined by the Manager at the time of such sale); provided that, in the event the
                  Company and its Subsidiaries own any Properties the Sale of which would trigger the tax indemnification obligations under Section 8.2A, with respect to the transaction described in clause (y), the Manager obtains either (I) a Tax Opinion with respect to such transaction or (II) a waiver by
                  Saracen of any tax indemnification claim under Section 8.2A with respect to such transaction.

                  The Company may not, without the consent of WCPT, Sell the Company's assets to any Affiliate of the Whitehall Group other than (i) the Recently Acquired
         Assets and (ii) pursuant to the provisions of Sections 8.2(b) or 8.2(d).  Whenever the Manager shall have the right to cause a Sale pursuant to the foregoing provisions, it shall have the right, power and authority, without the consent of the
         Management Committee or WCPT, to execute, deliver and perform on behalf of

                                                   -57-

         the Company and/or its Subsidiaries all purchase agreements, deeds, assignments and other agreements, instruments or documents that the Manager determines in its sole discretion are necessary or desirable to effect or implement such sale.

                  If a Tax Opinion is to be obtained by Manager pursuant to clauses (ii) or
         (iii) or (v) above, the Manager shall deliver to WCPT a copy of a draft of such
         Tax Opinion at least five Business Days prior to the closing of such Sale for informational purposes only (but such opinion shall not be subject to WCPT's review or approval).  In connection with a Section 1031 Transaction pursuant to clause (iii) above, the ownership interest of the Company in any Credit Lease
         Property may, at the election of Manager, and provided that a Tax Opinion is obtained, be distributed to the Members so that each Member owns an undivided tenancy-in-common interest in such Credit Lease Property and held by such
         Members pursuant to a tenancy-in-common agreement in substantially the same form as this Agreement with such changes as may be reasonably acceptable to
         WCPT and the Whitehall Group.  In addition, in the event the Company and its
         Subsidiaries own any Properties the Sale of which would trigger the tax indemnification obligations under Section 8.2A, for (x) any subsequent Sale of real properties acquired by the Company or its Subsidiaries in connection with a
         Section 1031 Transaction set forth in clauses (ii) and (iii) above and (y) any distribution in kind of Properties to the Members, the Manager shall obtain either
         (A) a Tax Opinion with respect to such transaction or (B) a waiver by Saracen of any tax indemnification claim under Section 8.2A with respect to such transaction.

                  In connection with an Approved Extraordinary Transaction, the Manager agrees that it will not execute a confidentiality agreement without WCPT's consent, which consent will not be unreasonably withheld, conditioned or delayed and, in any event, such consent shall be deemed given if it is not granted or denied within three Business Days of delivery by the Whitehall Group of written notice thereof and copy of such agreement; provided that it shall not be considered unreasonable for WRP to request a 'standstill' provision in such confidentiality agreement in appropriate circumstances in the form set forth in Schedule E.

                  In the event that a purchaser of one or more Properties also acquires the limited liability company interests in, or all or substantially all of the assets of, the
         Manager, the Manager shall allocate the purchase price for such sale between the
         Properties being sold and the Management Co., or its assets, on a fair and reasonable basis.

                  (b)      If one or more of the Committee Representatives appointed by
         WCPT vote against a decision requiring consent under Section 3.4(A)(v) (i.e., the
         Major Decision relating to Pointview), then the Whitehall Group shall have the right to exercise the following buy-sell mechanism with respect to Pointview (the
         'Pointview Buy-Sell') such that either WCPT or the Whitehall Group will purchase Pointview from the Company or its Subsidiary pursuant to the following terms:

                                                   -58-

                           (i)      The Whitehall Group may trigger a Pointview Buy-Sell by
                  delivering to WCPT a notice in the form attached to this Agreement as
                  Schedule 8.2(b)(i)-A (the 'Pointview Buy-Sell Notice') that specifies the price at which the Whitehall Group is willing (1) to buy Pointview from the Company or (2) to cause the Company to sell Pointview to WCPT.
                  Such Pointview Buy-Sell Notice shall contain both (A) an irrevocable and unconditional offer by the Whitehall Group to buy Pointview for a price
                  (the 'Pointview Offer Price') equal to the price specified in the Pointview
                  Buy-Sell Notice (the 'Pointview Offer to Buy') and (B) an irrevocable and unconditional offer to cause the Company to sell Pointview to WCPT at the Pointview Offer Price (the 'Pointview Offer to Sell').  Within 45 days after receipt of a Pointview Buy-Sell Notice, WCPT shall deliver to the
                  Whitehall Group a notice in the form attached to this Agreement as
                  Schedule 8.2(b)(i)-B (the 'Pointview Election Notice') specifying whether it elects to accept the Pointview Offer to Buy or to accept the Pointview
                  Offer to Sell, which Pointview Election Notice shall be binding and shall constitute an irrevocable and unconditional acceptance of the Pointview
                  Offer to Buy or the Pointview Offer to Sell, as applicable.  If within such
                  45-day period, WCPT shall not have delivered a Pointview Election
                  Notice expressly making an election to accept the Pointview Offer to Sell, then WCPT shall be conclusively deemed to have irrevocably and unconditionally accepted the Pointview Offer to Buy.

                           (ii)     If WCPT accepts (or is deemed to have accepted) the
                  Pointview Offer to Buy, the Whitehall Group shall deliver to the Company within three Business Days after such acceptance a deposit in the amount equal to 10% of the Pointview Offer Price, which deposit shall be non-
                  refundable except in the event of a failure for the sale of Pointview to be completed not resulting from the default of the Whitehall Group.  If
                  WCPT accepts the Pointview Offer to Sell, WCPT shall deliver to the
                  Company within three Business Days after such acceptance a deposit in the amount equal to 10% of the Pointview Offer Price, which deposit shall be non-refundable except in the event of a failure for the sale of Pointview to be completed not resulting from the default of WCPT.  Any deposit made pursuant to this Section 8.2(b) (ii) shall be funded by wire transfer of immediately available funds and shall be held by the Company in an interest bearing account, and any interest earned thereon shall constitute part of the deposit.  The party obligated to buy Pointview pursuant to this
                  Section 8.2(b)(ii) is referred to as the 'Pointview Buying Party.'  If the deposit is not timely funded by the Pointview Buying Party, then (x) (i) in the event such party is WCPT, the Whitehall Group and the Manager shall have the right to make all future decisions with respect to Pointview without the consent of the Management Committee or WCPT and Section
                  3.4A(v) shall thereupon be deemed deleted from this Agreement and (ii) in the event such party is the Whitehall Group, it shall lose any further rights to trigger the Pointview Buy-Sell and WCPT shall have the right, after the expiration of the 60 day period specified in clause (y) of this sentence, to exercise the Pointview Buy-Sell with the same effect as if WCPT were the

                                                   -59-

                  Whitehall Group under this Section 8.2(b) (and in such event the
                  Whitehall Group shall have the same rights as WCPT under this Section
                  8.2(b)) and (y) the non-defaulting party shall have the right (but not the obligation), exercisable at any time within 60 days after the date the
                  Pointview Buying Party was required to fund the deposit, to purchase
                  Pointview at a price equal to 90% of the Pointview Offer Price, in which case (A) all Members other than the Pointview Buying Party shall be entitled to receive a distribution of the proceeds from the sale of Pointview equal to the amount such Members would be entitled to receive had
                  Pointview been acquired at the Pointview Offer Price, and (B) the
                  Pointview Buying Party shall be entitled to receive a distribution of the proceeds from the sale of Pointview in an amount equal to the excess, if any, of (i) the amount the Pointview Buying Party would have been entitled to receive had Pointview been acquired at the Pointview Offer
                  Price over (ii) the amount of the deposit required to be delivered to the
                  Company pursuant to this Section 8.2(b)(ii).  Notwithstanding anything contained herein to the contrary, in the event Pointview is purchased for a price that is less than the Pointview Offer Price, each of the Saracen
                  Members shall be entitled to receive, in cash upon the distribution of such amounts, an amount not less than the amount such Saracen Member would have received if Pointview were purchased at the Pointview Offer Price.

                           (iii)    Closing of the Pointview Buy-Sell shall occur within 90 (or if the Offer Price exceeds $25 million, 180) days after the Pointview
                  Election Notice is delivered or an election is deemed made.  In the event the Company or WCPT, in the event the Pointview Offer to Buy is accepted, or the Whitehall Group, in the event the Pointview Offer to Sell is accepted, defaults in its obligation to sell (or to cause the Company to sell) Pointview, the non-defaulting party shall be entitled to the return of the deposit or to seek specific performance.  If the Pointview Buying Party defaults in its obligation to purchase Pointview, then either (A) the
                  Company shall retain the deposit as liquidated damages and shall have no other remedy under law or equity (in which case the defaulting party shall not share in the same and such deposit shall be distributed by the Manager to the Members pursuant to Section 7.1 with the defaulting party's
                  Percentage Interest being deemed to be 0% for such purpose) or (B) at the election of the non-defaulting party (WCPT, in the event the Pointview
                  Offer to Buy is accepted, or the Whitehall Group, in the event the
                  Pointview Offer to Sell is accepted), the non-defaulting party shall have the right (but not the obligation) as its sole remedy, exercisable at any time within 60 days after the date the closing of the Pointview Buy-Sell was scheduled, to complete the purchase of Pointview for its account with a reduction in the Pointview Offer Price by the amount of such deposit, which deposit shall be applied to the purchase price for Pointview with the same effect as if the deposit were funded by the non-defaulting party.  In the event the Whitehall Group defaults in its obligation either to cause the
                  Company to sell Pointview (if the Pointview Offer to Sell is accepted) or buy Pointview (if the Pointview Offer to Buy is accepted), it shall lose any

                                                   -60-

                  further rights to trigger the Pointview Buy-Sell and WCPT shall, after the expiration of the 60-day period specified in the preceding sentence, have the right to exercise the Pointview Buy-Sell with the same effect as if
                  WCPT were the Whitehall Group under this Section 8.2(b) (and in such event the Whitehall Group shall have the same rights as WCPT under
                  Section 8.2(b)).

                           (iv)     The Manager shall have the right, power and authority to
                  sell Pointview to the party entitled to purchase Pointview pursuant to
                  Section 8.2(b)(ii) or Section 8.2(b)(iii) (or its designee) and to execute, deliver and perform, and cause the Company or its Subsidiaries to execute, deliver and perform, any and all agreements, instruments or other documents necessary or desirable to effect such sale.  In the event that
                  WCPT is obligated to purchase Pointview from the Company pursuant to this Section 8.2(b), during the period beginning on the date that WCPT delivers the Pointview Election Notice and ending on the earlier of (x) the date WCPT defaults in its obligations or (y) date designated as the closing date for the Pointview Buy-Sell, Manager will provide to WCPT at least ten Business Days' written notice (but shall not be required to obtain
                  WCPT's consent) prior to executing any lease with respect to more than
                  5,000 square feet of rentable space at Pointview.  Notwithstanding anything to the contrary herein, the Manager shall not cause a sale of
                  Pointview during the period from the posting of a deposit pursuant to this
                  Section 8.2(b) until the earlier of the closing of the acquisition of
                  Pointview or the forfeiture of such deposit; provided that a sale of
                  Pointview may be completed during such period at a price in excess of the
                  Pointview Offer Price, in which event the party entitled to purchase
                  Pointview shall be reimbursed for any costs and expenses incurred in connection with the Pointview Buy-Sell up to a maximum amount of
                  $50,000 plus any out of pocket financing fees paid to a lender.  For the avoidance of doubt, any costs or benefits relating to the currently pending litigation affecting Pointview shall belong to the Company and the party purchasing Pointview pursuant to this Section 8.2(b) shall have no rights or obligations with respect to such pending litigation.

                           (v)      In connection with the foregoing purchase and sale, (i) no representations shall be made by the Company and (ii) if the fee title interest of Pointview is being transferred, the Company or its Subsidiary shall (A) deliver customary title affidavits and provide sufficient evidence of authority and organization necessary for the party entitled to purchase
                  Pointview to obtain requisite title insurance and (B) execute and deliver assignments of the leases and contracts affecting Pointview.  Any Capital
                  Contributions made by the Members to the Company to fund expenses relating specifically to Pointview from and after the date the Pointview
                  Buy-Sell Notice is delivered shall result in a dollar-for-dollar increase in the Pointview Offer Price and all reserves or other cash deposits owned by the Company or its Subsidiary relating specifically to Pointview as well as casualty proceeds or condemnation awards received by the Company or

                                                   -61-

                  any Subsidiary in respect of Pointview shall be transferred or delivered to the party that acquires Pointview.  Without duplication of the adjustments pursuant to the immediately preceding sentence, there shall also be an adjustment of the Pointview Offer Price at closing (i) to reflect a proration of any accrued income and expenses relating specifically to Pointview, excluding non-cash items, from the date the Pointview Buy-Sell Notice was first delivered through the date of closing of the sale of Pointview and
                  (ii) to reduce the purchase price by any liens to which the purchaser would take title subject and that can be discharged by the payment of a liquidated sum of money that are the responsibility of the Company or its Subsidiary to discharge (as opposed to any tenant or other third party).  Within 45 days after the closing, the party that acquires Pointview shall direct the independent accountants for the Company to complete a review of such proration and such independent accountants shall deliver their report to such party and the Manager.  If such report shall adjust such proration, the party in whose favor such adjustment is made shall promptly be paid by the other party the amount of such adjustment.  The following costs and expenses relating to the Pointview Buy-Sell shall be allocated as follows:
                  (i) the Company shall be responsible for its own attorneys' fees and expenses and the party that acquires Pointview shall be responsible for its own attorneys' fees and expenses; (ii) the Company shall be responsible for the payment of any transfer taxes in connection with the sale of
                  Pointview and (iii) the Company will bear any consent or similar fees or expenses.

                           (vi)     The party entitled to acquire Pointview may, at the closing of the sale of Pointview pursuant to this Section 8.2(b), designate another entity to take title to Pointview, provided that in the event such party elects to do so, such party shall not be relieved of any obligations hereunder.  In the event WRP or its Controlled Affiliate actually acquires Pointview pursuant to the Pointview Buy-Sell, Manager shall, at the request of WRP or its controlled Affiliate, agree to act as asset manager of Pointview for a fee of 1% per annum of the Offer Price and to act as leasing agent, development manager or construction manager (the 'Additional Services')
                  at such fees set forth on Schedule C for a period of not more than three years after the closing date of the Pointview Buy-Sell (it being understood that Manager will not be required to act as an asset manager unless it is also engaged to provide Additional Services and shall not be required to provide Development Services unless it is also engaged to act as an asset manager).  Upon any transfer of Pointview by WRP or its Controlled
                  Affiliate (or if such Controlled Affiliate ceases to be a Controlled Affiliate of WRP), the Manager may, at its sole election, terminate the asset management and Additional Services agreements.

                                                   -62-

                           (vii)    If there would be substantial savings achieved by
                  structuring the transfer of Pointview as a sale of the interests in the
                  Subsidiary that owns Pointview, then at the option of the Pointview
                  Buying Party, the Pointview Buying Party may elect to acquire all of the interests in such Subsidiary, in which case all of the provisions of this
                  Section 8.2(b) shall apply mutatis mutandis.

                  (c)      Commencing on January 1, 2004, if there shall be any Property owned by the Company or a Subsidiary the sale of which would trigger the tax indemnification obligations of the Company under Section 8.2A, then, except as otherwise provided in this clause (c) or in clause (d), each of the Whitehall Group and WCPT (each a 'Global Triggering Party') shall each have the right to exercise the following Buy-Sell mechanism (the 'Global Buy-Sell') after on or after January
         1, 2004:

                           (i)      A Global Triggering Party may trigger a Global Buy-Sell by delivering to the other party (the 'Global Non-Triggering Party') a notice in the form attached to this Agreement as Schedule 8.2(c)(i)-A (the 'Global
                  Buy-Sell Notice') that specifies (x) the price per membership unit of the
                  Company (as such price may be adjusted pursuant to clause (vii) of this
                  Section 8.2(c); the 'Unit Price') such Global Triggering Party is willing
                  (1) to pay for the entire interest of the Global Non-Triggering Party in the
                  Company (the 'Global Non-Triggering Party Interest') or (2) to accept to sell to the Global Non-Triggering Party the entire interest of the Global
                  Triggering Party in the Company (the 'Global Triggering Party Interest')
                  and (y) the amount of Indebtedness for borrowed money (including Short-
                  Term Advances) plus, in the event the Unit Price is less than the then effective conversion price of the Series A Preferred Membership Units (as set forth in the terms of the Series A Preferred Membership Units, the
                  'Conversion Price'), the outstanding amount of the liquidation preference of the outstanding Series A Preferred Membership Units (it being understood and agreed that in the event the Unit Price is equal to or greater than the Conversion Price, all outstanding Series A Preferred Membership
                  Units shall, for all purposes of this Global Buy-Sell, be assumed to be converted into Membership Units) and the Subordinated Preferred Equity of the Company and its Subsidiaries (the 'Assumed Debt Level') that the
                  Global Triggering Party assumed was outstanding in calculating the Unit
                  Price (which amounts shall be equal to the corresponding amounts set forth in the Company's most recent balance sheet delivered to the
                  Members).  Such Global Buy-Sell Notice shall contain both (A) an irrevocable and unconditional offer by the Global Triggering Party to buy the Global Non-Triggering Party Interest for a price equal to the product of such Unit Price multiplied by the number of Membership Units owned by the Global Non-Triggering Party (the 'Global Offer to Buy') and (B) an
                  irrevocable and unconditional offer to sell the Global Triggering Party
                  Interest for a price equal to the product of such Unit Price multiplied by the number of Membership Units owned by the Global Triggering Party
                  (the 'Global Offer to Sell').  Within 45 days after receipt of a Global Buy-
                  Sell Notice, the Global Non-Triggering Party shall deliver to the Global
                  Triggering Party notice in the form attached to this Agreement as Schedule
                  8.2(c)(i)-B (the 'Global Election Notice') specifying whether it elects to accept the Global Offer to Buy or to accept the Global Offer to Sell, which
                  Global Election Notice shall be binding and shall constitute an irrevocable and unconditional acceptance of the Global Offer to Buy or the Global
                  Offer to Sell, as applicable.  If within such 45-day period the Global Non-
                  Triggering Party shall not have delivered a Global Election Notice expressly making an election to accept the Global Offer to Sell, then the
                  Global Non-Triggering Party shall be conclusively deemed to have irrevocably and unconditionally accepted the Global Offer to Buy.

                           (ii)     If the Global Non-Triggering Party accepts (or is deemed to have accepted) the Global Offer to Buy, the Global Triggering Party shall deliver to the Global Non-Triggering Party within three Business Days after such acceptance a deposit in the amount equal to 10% of the product of (x) the number of Membership Units owned by the Global Non-
                  Triggering Party multiplied by (y) the Unit Price specified in the Global
                  Buy-Sell Notice; provided that in the event the sum of (I) the product of
                  (A) the total number of outstanding Membership Units multiplied by
                  (B) the Unit Price specified in the Global Buy-Sell Notice, plus (II) the
                  Assumed Debt Level (the "Company Value")) is greater than $250 million, the deposit shall be in the amount equal to 7.5% of the product of (x) the number of Membership Units owned by the Global Non-Triggering Party multiplied by (y) the Unit Price specified in the Global Buy-Sell Notice.
                  Such deposit shall be non-refundable except in the event of a failure for the sale of the Global Non-Triggering Party Interest to be completed not resulting from the default of the Global Triggering Party.

                           If the Global Non-Triggering Party accepts the Global Triggering
                  Party's Global Offer to Sell, the Global Non-Triggering Party shall deliver to the Global Triggering Party within three Business Days after such acceptance a deposit in the amount equal to 10% of the product of (x) the number of Membership Units owned by the Global Triggering Party multiplied by (y) the Unit Price specified in the Global Buy-Sell Notice;
                  provided that in the event the Company Value is greater than $250 million, the deposit shall be in the amount equal to 7.5% of the product of (x) the number of Membership Units owned by the Global Triggering Party multiplied by (y) the Unit Price specified in the Global Buy-Sell Notice.
                  Such deposit shall be non-refundable except in the event of a failure for the sale of the Global Triggering Party Interest to be completed not resulting from the default of the Global Non-Triggering Party.

                           Any deposit made pursuant to this Section 8.2(c) shall be funded by wire transfer of immediately available funds and shall be held by the recipient in an interest bearing account and any interest earned thereon shall constitute part of the deposit.  The party obligated to buy the other party's Interests in the Company pursuant to this Section 8.2(c)(ii) is

                                                   -63-

                  referred to as the 'Global Buying Party'.  The party obligated to sell its
                  Interests in the Company pursuant to this Section 8.2(c)(ii) is referred to as the 'Global Selling Party'.  In the event WCPT is the Global Buying Party,
                  WCPT shall be obligated to buy the entire Interest of each member of the
                  Whitehall Group in the Company.  If the deposit is not timely funded by the Global Buying Party, then (i) the Global Buying Party shall lose any further rights to trigger a Global Buy-Sell and the Global Selling Party shall thereupon have the right to exercise the Global Buy-Sell at any time thereafter and (ii) the Global Selling Party shall have the right (but not the obligation) as its sole remedy, exercisable at any time within 60 days after the date on which the Global Buying Party was required to fund the deposit, to acquire all of the Global Buying Party's Interests at 90% of the
                  Unit Price specified in the Global Buy-Sell Notice.

                           (iii)    Closing of the Global Buy-Sell shall occur within 180 days after the Global Election Notice is delivered or an election is deemed made.  In the event the Global Selling Party defaults in its obligation to sell its Interests, the Global Buying Party  shall be entitled to the return of the deposit or to seek specific performance.  If the Global Buying Party defaults in its obligation to purchase the Interests of the Global Selling
                  Party, the Global Selling Party shall retain the deposit for its own account as liquidated damages.  In addition, (i) the defaulting party shall lose any further rights to exercise a Global Buy-Sell and the non-defaulting party shall have the right (but not the obligation), exercisable at any time within
                  60 days after the date the closing of the Global Buy-Sell was scheduled, to exercise the Global Buy-Sell and (ii) the non-defaulting party shall have the right to acquire the defaulting party's Interests at 90% of the Unit Price specified in the Global Buy-Sell Notice on the same basis and terms (other than price) as would have applied to the purchase of the non-defaulting party's interest.

                           (iv)     In connection with the foregoing purchase and sale, the
                  party obligated to sell its Interests will deliver to the party obligated to purchase such Interests an assignment of interest in the form attached hereto as Schedule 8.2(c)(iv).  After the closing of a purchase and sale pursuant to the Global Buy-Sell, the party selling its Interests will not be liable for any claims in connection with the Company (the 'Post-Closing
                  Claims') except for claims that result from or are on account of tortious actions of such party, and the party obligated to purchase such Interests shall either obtain a release of the seller from, or indemnify the seller against, the Post-Closing Claims.  The following costs and expenses relating to the Global Buy-Sell will be allocated as follows: (i) each party will be responsible for its own attorneys' fees and expenses; (ii) the party that actually sells its Interests will be responsible for the payment of any transfer taxes in connection with the sale of such party's Interests; and
                  (iii) the purchaser of such Interests will bear any consent or similar fees or expenses.  In the event WCPT is the purchaser of such Interests, upon the transfer of the Interests by each member of the Whitehall Group, subject to

                                                   -64-

                  the terms set forth in Section 8.2(c)(vi), (A) WCPT shall have the right to terminate Management Co. as the Manager and any asset management and
                  Additional Services agreements with Management Co., and (B)
                  Management Co. shall have the right to resign as the Manager and to terminate any asset management and Additional Services agreements with the Company.

                           (v)      Upon payment of the purchase price for the Interests of the party obligated to sell its Interests, the party obligated to purchase such
                  Interests shall, with respect to any Indebtedness of the Company and its
                  Subsidiaries for which the selling party (or any guarantor affiliated therewith or which delivered the guaranty on behalf of such Person) is or may be personally liable (x) obtain a release of the selling party (and any guarantor affiliated therewith or which delivered the guaranty on behalf of such Person) from all liability, direct or contingent, from holders of
                  Indebtedness, other than with respect to claims arising prior to the transfer of such selling party's Interests, from the fraud, misappropriation or other willful misconduct of such selling party, (y) cause Indebtedness to be paid in full at the closing, or (z) deliver to such selling party, an agreement in form and substance reasonably satisfactory to such selling party, which satisfaction may require a creditworthy guarantor, to defend, indemnify and hold the Global Selling Party (and any guarantor affiliated therewith or which delivered the guaranty on behalf of such Person) harmless from any actions, including attorneys' fees and costs of litigation, claims or loss arising from such Indebtedness.  In no event shall such indemnity apply to liabilities resulting from the breach by any Member of its obligations under this Agreement.  This subparagraph (v) shall not apply to any
                  Indebtedness which is fully insured by public liability insurer(s)
                  reasonably acceptable to both the buying and selling parties.
                  Notwithstanding anything to the contrary herein, in the event WCPT is the party obligated to purchase such Interests, WCPT shall not be obligated to satisfy any of the obligations set forth in clauses (x), (y) or (z) above for any Indebtedness incurred by the Company or its Subsidiaries in violation of the express terms hereof unless WCPT consents to the incurrence of such Indebtedness.

                           (vi)     At the closing of the sale of such Interests pursuant to this
                  Section 8.2(c), the party obligated to purchase such Interests (a) may designate one of its Affiliates to acquire such Interests (provided that in such event the party obligated to purchase such Interests shall not be released of any of the obligations herewith) and (b) shall purchase the
                  Subordinated Preferred Equity from the selling party(ies) for an additional amount equal to the outstanding amount of the Subordinated Preferred
                  Equity funded by such selling party(ies) plus all accrued and unpaid dividends in respect of such Subordinated Preferred Equity.

                                                   -65-

                           (vii)    Notwithstanding anything contained herein to the contrary, the Unit Price for each Membership Unit to be paid in connection with the closing of the Global Buy-Sell shall be adjusted as follows:

                                    (A)  The Unit Price to be paid for each Membership Unit
                           shall be reduced by an amount equal to the sum of the amount of
                           Capital Proceeds distributed in respect of each Membership Unit during the period beginning on the date the Global Buy-Sell Notice is delivered pursuant to clause (i) of this Section 8.2(c) and ending on the date of the Closing of the Global Buy-Sell.

                                    (B)  At least ten Business Days prior to the closing date for the Global Buy-Sell (the "Global Buy-Sell Closing Date"), the
                           Manager shall prepare, based on the Company's books and records and other information then available, and deliver to WCPT and the
                           Whitehall Group a consolidated balance sheet (each an "Estimated
                           Balance Sheet") prepared in accordance with GAAP consistent with the Company's past practice (except as provided herein) and setting forth an estimate of the aggregate Cash Equivalent Net
                           Worth as of the Global Buy-Sell Closing Date (the "Estimated
                           Cash Equivalent Net Worth") for the Company.  If the Estimated
                           Cash Equivalent Net Worth exceeds zero, the Unit Price to be paid at the closing of the Global Buy-Sell shall be increased by a portion of such excess (determined by dividing the amount of such excess by the number of Membership Units outstanding on the Global
                           Buy-Sell Closing Date).  If the Estimated Cash Equivalent Net
                           Worth is less than zero, the Unit Price to be paid at the closing of the Global Buy-Sell shall be decreased by a portion of the amount by which the Estimated Cash Equivalent Net Worth is less than zero (determined by dividing the amount of such shortfall by the number of Membership Units outstanding on the Global Buy-Sell
                           Closing Date).  In the event the Estimated Cash Equivalent Net
                           Worth is zero, the Unit Price for each Membership Unit to be paid at the closing of the Global Buy-Sell shall not be adjusted.

                                    As promptly as practicable, but no later than 90 days after the Global Buy-Sell Closing Date, the Manager shall cause the
                           Company's accountants, to prepare and deliver to WCPT and its accountants and the Whitehall Group, a consolidated balance sheet of the Company (the "Closing Balance Sheet"), together with a report of the Company's accountants thereon, for the purpose of establishing the Closing Cash Equivalent Net Worth for the
                           Company.  The Closing Balance Sheet shall reflect the Cash
                           Equivalent Assets and Cash Equivalent Liabilities of the Company
                           as of the close of business on the Global Buy-Sell Closing Date and shall be prepared on a basis consistent with that required hereby to be used in the preparation of the Estimated Cash
                           Equivalent Net Worth Balance Sheet.

                                                   -66-

                                    If the Closing Cash Equivalent Net Worth exceeds the
                           Estimated Cash Equivalent Net Worth, the party that acquired
                           Membership Units in the Global Buy-Sell shall promptly (and in any event within ten Business Days after receipt of the Closing
                           Balance Sheet unless a disagreement relating thereto is being resolved as described below) deliver to the party(ies) that sold the
                           Membership Units in the Global Buy-Sell an amount equal to the product of (i) the number of Membership Units sold in the Global
                           Buy-Sell by the selling party(ies) multiplied by (ii) a portion of the amount of such excess (determined by dividing the amount of such excess by the number of Membership Units outstanding on the
                           Global Buy-Sell Closing Date).  If the Closing Cash Equivalent
                           Net Worth is less than the Estimated Cash Equivalent Net Worth, the party(ies) that sold Membership Units in the Global Buy-Sell shall promptly (and in any event within ten Business Days after receipt of the Closing Balance Sheet unless a disagreement relating thereto is being resolved as described below) deliver to each party that acquired Membership Units in the Global Buy-Sell an amount equal to the product of (i) the number of Membership Units sold by the selling party(ies) in the Global Buy-Sell multiplied by (ii) a portion of the amount of such deficit (determined by dividing the amount of such deficit by the number of Membership Units
                           outstanding on the Global Buy-Sell Closing Date). In the event the
                           Closing Cash Equivalent Net Worth equals the Estimated Cash
                           Equivalent Net Worth no payment shall be made to any party pursuant to this paragraph.

                                    (C)  If the principal amount of the outstanding Indebtedness for borrowed money (including Short-Term Advances) plus, in the event the Unit Price is less than the Conversion Price, the outstanding amount of the liquidation preference of the outstanding
                           Series A Preferred Membership Units and the Subordinated
                           Preferred Equity of the Company and its Subsidiaries of the
                           Company and its Subsidiaries set forth in the Closing Balance
                           Sheet (the "Actual Debt Level") is less than the Assumed Debt
                           Level, then (I) the Unit Price shall be increased by an amount equal to the quotient of (A) the difference between the Assumed Debt
                           Level and the Actual Debt Level and (B) the number of
                           Membership Units outstanding on the Global Buy-Sell Closing
                           Date, and (II) the party that acquired Membership Units in the
                           Global Buy-Sell shall promptly (and in any event within ten
                           Business Days after receipt of the Closing Balance Sheet unless a disagreement relating thereto is being resolved as described below)
                           deliver to the party(ies) that sold the Membership Units an amount equal to the product of (i) the increase in the Unit Price multiplied by (ii) the number of Membership Units sold by the party(ies) in the Global Buy-Sell.

                                                   -67-

                                    If the Actual Debt Level is greater than the Assumed Debt
                           Level, then (I) the Unit Price shall be decreased by an amount equal to the quotient of (A) the difference between the Actual Debt
                           Level and the Assumed Debt Level and (B) the number of
                           Membership Units outstanding on the Global Buy-Sell Closing
                           Date, and (II) the party(ies) that sold Membership Units in the
                           Global Buy-Sell shall promptly (and in any event within ten
                           Business Days after receipt of the Closing Balance Sheet unless a disagreement relating thereto is being resolved as described below)
                           deliver to the party that purchased the Membership Units an amount equal to the product of (i) the decrease in the Unit Price multiplied by (ii) the number of Membership Units sold by the party(ies) in the Global Buy-Sell.

                                    (D)  If either WCPT or the Whitehall Group disagrees with
                           any items on the Closing Balance Sheet, WCPT or the Whitehall
                           Group shall notify the Manager and the other party in writing of such disagreement within ten Business Days after the  receipt thereof, and such notice shall set forth the basis for such disagreement in reasonable detail.  During such ten-Business Day period, the Manager shall afford WCPT and the Whitehall Group and their duly designated representatives access to all the
                           Company's books and records solely for the purpose of resolving such disagreement.  WCPT and the Whitehall Group shall
                           thereafter negotiate in good faith to resolve any such
                           disagreements; provided that WCPT shall promptly pay to the
                           Whitehall Group, or the Whitehall Group shall promptly pay to
                           WCPT, as the case may be, the amount, if any, determined
                           pursuant to this clause (vii) that is not subject to dispute.  If WCPT and the Whitehall Group are unable to resolve any such
                           disagreements within such ten-Business Day period, WCPT and the Whitehall Group shall select an Auditor to resolve the disagreements in accordance with this clause (vii).

                                    (E)  The "Auditor" shall be a "Big Five" nationally
                           recognized certified public accounting firm mutually selected by the respective accounting firms of WCPT and the Whitehall Group solely to resolve only those disputed items in accordance with the terms of this Agreement.  WCPT and the Whitehall Group shall use their reasonable best efforts to cause the Auditor to resolve all disagreements on the disputed items as soon as practicable;
                           provided that the Auditor shall be bound by the provisions of this clause (vii)  and shall not assign a value to any item greater than the greatest value for such item claimed by either party or less than the smallest value for such item claimed by either party.  Each of
                           WCPT and the Whitehall Group shall permit the Auditor to have full access to their books, records, key employees and independent accountants in order to resolve any such disagreements.  The

                                                   -68-

                           resolution of such disagreements by the Auditor shall be final and binding on WCPT and the Whitehall Group.  The fees and
                           expenses of the Auditor shall be paid by the party whose position is most at variance with the decision of the Auditor, as such person shall be determined by the Auditor.

                                    (F)  If any amounts (the 'True-Up Amounts') are owed by
                           one party to the other as a result of the true-up set forth in paragraphs (B) and (C) of this Section 8.2(c)(vii), the party paying the True-Up Amounts shall also pay an amount equal to the
                           interest accrued on such True-Up Amounts at a rate of 15% per annum, calculated from and including the Global Buy-Sell Closing
                           Date to but excluding the date such party pays the True-Up
                           Amounts.

                           (viii)   During the period beginning on the date that the party
                  entitled to acquire the Membership Units in the Global Buy-Sell exercises its election to acquire such Membership Units and ending on the earlier of
                  (x) the date such party defaults in its obligation to fund the deposit pursuant to Section 8.2(c)(ii) or (y) the date designated as the scheduled
                  Global Buy-Sell Closing Date, Manager shall not, without the consent of such party, sell or enter into any agreement to sell any of the Company's
                  Properties.  Notwithstanding the foregoing, the Manager may complete the sale of any Properties that the Company or its Subsidiaries were obligated to sell as of the date the Global Buy-Sell Notice was delivered.

                  (d)      Commencing on January 1, 2004, if the Company and its
         Subsidiaries do not own any Properties the sale of which would trigger the tax indemnification obligations of the Company under Section 8.2A, then, except as provided in this clause (d), each of the Whitehall Group and WCPT (each, a
         'Portfolio Triggering Party') shall have the right on or after January 1, 2004, to exercise the following buy-sell mechanism (the 'Global/Portfolio Buy-Sell') with respect to all of the Properties of the Company and its Subsidiaries (the 'Portfolio')
         upon the following terms:

                           (i)      A Portfolio Triggering Party may trigger a Global/Portfolio
                  Buy-Sell by delivering to the other party (the 'Portfolio Non-Triggering
                  Party') a notice in the form attached to this Agreement as Schedule
                  8.2(d)(i)-A (the 'Global/Portfolio Buy-Sell Notice') that specifies (x) the price at which such Portfolio Triggering Party is willing (1) to buy the
                  Portfolio from the Company and its Subsidiaries and (2) to cause the
                  Company and its Subsidiaries to sell the Portfolio to the Portfolio Non-
                  Triggering Party and (y) the Unit Price such Portfolio Triggering Party is willing (1) to pay for the Global Non-Triggering Party Interest or (2) to
                  accept to sell to the Portfolio Non-Triggering Party the Global Triggering
                  Party Interest (the provisions of the Global/Portfolio Buy-Sell Notice for purposes of this Section 8.2(d)(i)(y) shall be identical to the provisions of the Global Buy-Sell Notice).  Such Global/Portfolio Buy-Sell Notice shall

                                                   -69-

                  contain  (A) an irrevocable and unconditional offer by such Portfolio
                  Triggering Party to buy the Portfolio for a price (the 'Portfolio Offer Price')
                  equal to the price specified in the Portfolio Buy-Sell Notice (the 'Portfolio
                  Offer to Buy'), (B) an irrevocable and unconditional offer to cause the
                  Company and its Subsidiaries to sell the Portfolio to the Portfolio Non-
                  Triggering Party at the Portfolio Offer Price (the 'Portfolio Offer to Sell'),
                  (C) a Global Offer to Buy (on the same basis as if the Global Triggering
                  Party exercised its rights under Section 8.2(c)) and (D) a Global Offer to
                  Sell (on the same basis as if the Global Triggering Party exercised its rights under Section 8.2(c)).  Within 45 days after receipt of a Global/
                  Portfolio Buy-Sell Notice, the Portfolio Non-Triggering Party shall deliver to the Portfolio Triggering Party a notice in the form attached to this
                  Agreement as Schedule 8.2(d)(i)-B (the 'Global/Portfolio Election Notice')
                  specifying whether it elects to accept either (i) at the election of the
                  Portfolio Triggering Party, the Portfolio Offer to Buy or the Global Offer
                  to Buy or (ii) at the election of the Portfolio Non-Triggering Party, the
                  Portfolio Offer to Sell or the Global Offer to Sell.  If within such 45-day period, the Portfolio Non-Triggering Party shall not have delivered a
                  Global/Portfolio Election Notice expressly making an election to accept one of the foregoing, then the Portfolio Non-Triggering Party shall be conclusively deemed to have irrevocably and unconditionally accepted, at the option of the Portfolio Triggering Party,  the Portfolio Offer to Buy or
                  the Global Offer to Buy.  If the Portfolio Triggering Party is deemed to have elected to accept, the Portfolio Offer to Buy or the Global Offer to
                  Buy, the Portfolio Triggering Party shall have the election, exercisable in its sole discretion, whether to acquire the Membership Units pursuant to the Global Offer to Buy or the Portfolio pursuant to the Portfolio Offer to
                  Buy.  If the Portfolio Non-Triggering Party elects to accept the Global
                  Offer to Sell or the Portfolio Offer to Sell, the Portfolio Non-Triggering
                  Party shall have the election, exercisable in its sole discretion, whether to acquire the Membership Units pursuant to the Global Offer to Sell or the
                  Portfolio pursuant to the Portfolio Offer to Sell.  In the event that the
                  Portfolio Offer to Buy or the Portfolio Offer to Sell is accepted or deemed to be accepted pursuant to this clause (i), the parties shall proceed with the
                  Portfolio Offer to Sell or the Portfolio Offer to Buy in accordance with the provisions of this Section 8.2(d).  In the event that the Global Offer to Buy or the Global Offer to Sell is accepted or deemed to be accepted, such acceptance or deemed acceptance shall be deemed to be an acceptance of the Global Offer to Sell or the Global Offer to Buy, as applicable, and the parties shall proceed with the Global Buy-Sell pursuant to clauses (ii)
                  through (viii) of Section 8.2(c).

                           (ii)     If the Portfolio Non-Triggering Party accepts (or is deemed to have accepted) the Portfolio Offer to Buy, the Portfolio Triggering Party
                  (or its designee) shall deliver to the Company within three Business Days after such acceptance a deposit in the amount equal to 5% of the Portfolio
                  Offer Price, which deposit shall be non-refundable except in the event of a failure for the sale of the Portfolio to be completed not resulting from the

                                                   -70-

                  default of the Portfolio Triggering Party.  If the Portfolio Non-Triggering
                  Party accepts the Portfolio Offer to Sell, the Portfolio Non-Triggering
                  Party shall deliver to the Company within three Business Days after such acceptance a deposit in the amount equal to 5% of the Portfolio Offer
                  Price, which deposit shall be non-refundable except in the event of a failure for the sale of the Portfolio to be completed not resulting from the default of the Portfolio Non-Triggering Party.  Any deposit made pursuant to this Section 8.2(d) (ii) shall be funded by wire in immediately available funds and shall be held by the Company in an interest bearing account, and any interest earned thereon shall constitute part of the deposit.  The party obligated to buy the Portfolio pursuant to this Section 8.2(d)(ii) is referred to as the 'Portfolio Buying Party'.  The party obligated to sell the Portfolio pursuant to this Section 8.2(d)(ii) is referred to as 'Portfolio Selling Party'.
                  If the deposit is not timely funded by the Portfolio Buying Party, then (x)
                  the Portfolio Buying Party shall thereupon lose any further rights to trigger the Portfolio Buy-Sell and the Portfolio Selling Party shall have the right
                  (but not the obligation), exercisable at any time within 180 days after the date on which the Portfolio Buying Party was required to fund the deposit, to exercise the Portfolio Buy-Sell to exercise the Portfolio Buy-Sell at any time thereafter and (y) the Portfolio Selling Party shall have the right to acquire the Portfolio at a purchase price equal to the Portfolio Offer Price less the amount of the deposit required to be delivered to the Company pursuant to this Section 8.2(d)(ii), in which case (A) all Members other than the Portfolio Buying Party shall be entitled to receive a distribution of the proceeds from the sale of the Portfolio equal to an amount such
                  Member would be entitled to receive if the Portfolio had been acquired by at the Portfolio Offer Price, and (B) the Portfolio Buying Party shall be entitled to receive a distribution equal to the excess, if any, of (i) the amount it would be entitled to receive if the Portfolio had been acquired by the Portfolio Buying Party at the Portfolio Offer Price over (ii) the amount of the deposit delivered to the Company pursuant to this Section
                  8.2(d)(ii).  Notwithstanding anything contained herein to the contrary, in the event the Portfolio is purchased for a price that is less than the
                  Portfolio Offer Price, each of the Saracen Members shall be entitled to receive, in cash upon the distribution of such amounts, an amount not less than the amount such Saracen Member would have received if the
                  Portfolio were purchased at the Portfolio Offer Price.

                           (iii)    Closing of the Portfolio Buy-Sell shall occur within 90 (or if the total purchase price for the Portfolio (debt plus equity) (the 'Portfolio
                  Purchase Price') exceeds $250 million, 120) days after the Portfolio
                  Election Notice is delivered or an election is deemed made.  In the event the Company or the Portfolio Non-Triggering Party, in the event the
                  Portfolio Offer to Buy is accepted, or the Portfolio Triggering Party, in the event the Portfolio Offer to Sell is accepted, defaults in its obligation to sell (or to cause the Company and its Subsidiaries to sell) the Portfolio, the non-defaulting party will be entitled to the return of the deposit or to seek specific performance.  If the Portfolio Buying Party defaults in its

                                                   -71-

                  obligation, then either (A) the Company shall retain the deposit as liquidated damages and shall have no other remedy under law or equity (in which case the defaulting party shall not share in the same and such deposit may be distributed by the Manager to the Members pursuant to
                  Section 7.1 with the defaulting party's Percentage Interest being deemed to be 0% for such purpose) or (B) at the election of the non-defaulting party
                  (the Portfolio Non-Triggering Party, in the event the Portfolio Offer to Buy is accepted, or the Portfolio Triggering Party, in the event the Portfolio
                  Offer to Sell is accepted), the non-defaulting party shall have the right (but not the obligation) as its sole remedy, exercisable at any time within 180 days after the date on which the closing of the Portfolio Buy-Sell was scheduled, to complete the purchase of the Portfolio for its account with a reduction in the Portfolio Offer Price by the amount of such deposit, which deposit shall be applied to the purchase price for the Portfolio with the same effect as the deposit were funded by the non-defaulting party.  In addition, the defaulting party shall lose any further rights to trigger the
                  Portfolio Buy-Sell the Portfolio Non-Triggering Party will have the right to exercise the Portfolio Buy-Sell at any time thereafter.

                           (iv)     The Manager shall have the right, power and authority to
                  sell the Portfolio to the party entitled to purchase the Portfolio pursuant to
                  Section 8.2(d)(ii) or Section 8.2(d)(iii) (or its designee) and to execute, deliver and perform, and cause the Company or its Subsidiaries to execute, deliver and perform, any and all agreements, instruments or other documents necessary or desirable to effect such sale.  For the period between (A) the date the Portfolio Election Notice is delivered or an election is deemed made and (B) the earlier of the date the party obligated to purchase the Portfolio defaults in its obligation or the closing date of the
                  Portfolio Buy-Sell, the Manager shall provide to WCPT at least ten
                  Business Days' written notice (but shall not be required to obtain WCPT's consent) prior to executing any lease with respect to more than 10,000 square feet of rentable space at any Property.

                           (v)      In connection with the foregoing purchase and sale, (i) no representations will be made by the Company and (ii) if the fee title interest of any Property in the Portfolio is being transferred, the Company or its Subsidiaries shall (A) deliver customary title affidavits and provide sufficient evidence of authority and organization necessary for the party entitled to purchase the Portfolio to obtain requisite title insurance for such
                  Property in the Portfolio and (B) execute and deliver assignments of the leases and contracts.  Any Capital Contributions made by the Members from and after the date the Portfolio Buy-Sell Notice is delivered shall result in a dollar-for-dollar increase in the Portfolio Offer Price and all reserves or other cash deposits owned by the Company or its Subsidiary as well as casualty proceeds or condemnation awards received by the
                  Company or any Subsidiary in respect of the Portfolio shall be transferred or delivered to the party that acquires the Portfolio.  Without duplication of the adjustments pursuant to the immediately preceding sentence, there

                                                   -72-

                  shall be an adjustment of the Portfolio Offer Price at closing (i) to reflect a proration of any accrued income and expenses, excluding non-cash items, from the date the Portfolio Buy-Sell Notice was first delivered through the date of closing of the sale of the Portfolio and (ii) to reduce the purchase price by any liens to which the purchaser would take title subject and that can be discharged by the payment of a liquidated sum of money that are the responsibility of the Company or its Subsidiaries to discharge (as opposed to any tenant or other third party).  Within 45 days after the closing, the party that acquires the Portfolio shall direct the independent accountants for the Company to complete a review of such proration and such independent accountants shall deliver their report to such party and the Manager.  If such report shall adjust such proration, the party in whose favor such adjustment is made shall promptly be paid by the other party the amount of such adjustment.  The following costs and expenses relating to the Portfolio Buy-Sell will be allocated as follows: (i) the Company will be responsible for its own attorneys' fees and expenses and the party that acquires the Portfolio will be responsible for its own attorneys' fees and expenses; (ii) the Company and/or its Subsidiaries will be responsible for the payment of any transfer taxes in connection with the sale of the
                  Portfolio and (iii) the Company will bear any consent or similar fees or expenses.  In the event WCPT is the party that acquires the Portfolio, upon the transfer of the Portfolio by the Company or its Subsidiaries, subject to the terms set forth in Section 8.2(d)(vi), (A) WCPT shall have the right to terminate Management Co. as the Manager and any asset management and
                  Additional Services agreements with Management Co., and
                  (B) Management Co. shall have the right to resign as the Manager and to terminate any asset management and Additional Services agreements with the Company.

                           (vi)     On payment of the purchase price for the Portfolio, the
                  party obligated to purchase the Portfolio or its designee shall, with respect to any Indebtedness of the Company and its Subsidiaries for which any
                  Member other than such buying party (or any guarantor affiliated therewith or which delivered the guaranty on behalf of such Person) is or may be personally liable with respect to the Company, any of its Subsidiaries or the Portfolio (x) obtain a release of the Company, its Subsidiaries and the any Member other than such buying party (and any guarantor affiliated therewith or which delivered the guaranty on behalf of such Person) from all liability, direct or contingent, from holders of such Indebtedness other than with respect to claims arising prior to the transfer of the Portfolio, from the fraud, misappropriation or other willful misconduct of any
                  Member other than such buying party, (y) cause such Indebtedness to be paid in full at the closing, or (z) deliver to the Members other than such buying party, an agreement in form and substance reasonably satisfactory to the Members other than such buying party, which satisfaction may require a creditworthy guarantor, to defend, indemnify and hold the
                  Members other than such buying party (and any guarantor affiliated therewith or which delivered the guaranty on behalf of such Person)

                                                   -73-

                  harmless from any actions, including attorneys' fees and costs of litigation, claims or loss arising from such Indebtedness.  In no event shall such indemnity apply to liabilities resulting from the breach by any Member of its obligations under this Agreement.  This subparagraph (v) shall not apply to any Indebtedness or claim which is fully insured by public liability insurer(s) reasonably acceptable to both the buying and selling parties.  Notwithstanding anything to the contrary herein, if WCPT is the party obligated to purchase the Portfolio and the Manager has violated the express terms hereof by causing the Company or its Subsidiaries to incur
                  Indebtedness in violation of the Financing Parameters without obtaining
                  WCPT's consent, then WCPT shall not be obligated to comply with clauses (x), (y) and (z) with respect to such Indebtedness.

                           (vii)    During the period beginning on the date that the party
                  entitled to acquire the Portfolio pursuant to the Portfolio Buy-Sell exercises its election to acquire the Portfolio and ending on the earlier of
                  (x) the date such party defaults in its obligation to fund the deposit pursuant to Section 8.2(d)(ii) or (y) the date designated as the scheduled closing date of the Portfolio Buy-Sell, Manager shall not, without the consent of such party, sell or enter into any agreement to sell, any of the
                  Properties.  Notwithstanding the foregoing, the Manager may complete the sale of any Properties that the Company or its Subsidiaries were obligated to sell as of the date the Global/Portfolio Buy-Sell Notice was delivered.
                  In the event that one or more of the Properties is sold pursuant to the immediately preceding sentence, the Portfolio Purchase Price shall be decreased by an amount equal to the amount of the proceeds of the sale of such Property, including any debt repaid in connection with such sale, and the proceeds of such sale shall be distributed to the Members (including the purchasing party) in accordance with the provisions of Section 7.1.

                           (viii)   Each of the Properties sold pursuant to the Portfolio Buy-
                  Sell shall be sold free and clear of all liens and encumbrances; provided that in the event the party entitled to acquire Portfolio elects to assume any
                  Indebtedness in connection with the Portfolio Buy-Sell, the Portfolio
                  Purchase Price shall be decreased, on a dollar for dollar basis, by the principal amount of such Indebtedness so assumed by such acquiror.

                           (ix)     The Portfolio Buying Party may, at the time closing of the sale of the Portfolio pursuant to this Section 8.2(d), designate a Controlled
                  Affiliate of such Portfolio Buying Party to acquire the Portfolio; in the event the Portfolio Buying Party elects to do so, the Portfolio Buying Party shall not be released of any obligations herewith.

                  (e)      In connection with any of the buy-sells triggered pursuant to this
         Section 8.2, neither party will make any representations to the other, except only for those representations contained in the assignment of interest in the form as set forth on Schedule 8.2(c)(iv).  In the event that at the time of the closing of either the Global Buy-Sell or the Portfolio Buy-Sell, the Company owns any

                                                   -74-

         Development Assets, then the Manager will, at the request of WCPT or a
         Controlled Affiliate (if it is the purchaser), agree to act as asset manager for such
         Properties for a fee of 1% per annum of the costs of such Development Assets and to provide Additional Services in respect of such Developmental Assets at 90% of the rates set forth on Schedule C for a period of up to one year.  Time shall be of the essence with respect to each deadline or time period specified in this
         Section 8.2.

                  (f)      In the event WCPT is the buying party in connection with a Global
         Buy-Sell or a Global/Portfolio Buy-Sell, the Manager (i) shall notify WCPT (for informational purposes only) of its intent to obtain any financings for the
         Company or its Subsidiaries and of the proposed or expected amount to be borrowed and the proposed or expected interest rate and (ii) shall keep WCPT informed of any material developments (as determined in the Manager's reasonable discretion) thereof."

                  Section 2.27.     Section 8.2A of the Operating Agreement is hereby
amended by adding the following language as paragraph (d) thereof:

                  "(d)     Any liability in respect of a Saracen Gain Recognition or a
         Saracen Debt Reduction Event under this Section 8.2A in connection with any Section 1031 Transaction effected by the Manager pursuant to
         Sections 8.2(a)(ii) and (iii) shall be borne by the Company."

                  Section 2.28.     Section 8.4 of the Operating Agreement is hereby amended
and restated to read in its entirety as follows:

                  "8.4.    [Intentionally Omitted]."

                  Section 2.29.     Section 9.1 of the Operating Agreement is hereby amended
and restated to read in its entirety as follows:

                  "9.1.    Event of Cause.  Upon the occurrence of Management Co. Cause,
         WCPT shall have the right to exercise the Global Buy-Sell or the Portfolio Buy-
         Sell without regard to when such right is first exercisable by any Global
         Triggering Party under Section 8.2(c)(i) or any Portfolio Triggering Party under
         Section 8.2(d)(i)."

                  Section 2.30.     Section 9.2 of the Operating Agreement is hereby amended
and restated to read in its entirety as follows:

                  "9.2.    Manager Fee.  (a)  The Company shall pay to the Manager,
         monthly in arrears on the first day of each month, an asset management fee equal to 1/12 multiplied by the product of (A) 0.93% and (B) the Base Value as of the date which is six months before such date.  This fee will be in exchange for the services rendered by the Manager under this Agreement, which services shall not include the Additional Services.  In the event the Company acquires one or more
         Credit Lease Properties, Manager will, in its sole discretion, have the right to

                                                   -75-

         commence a bidding process in which each of Manager and WCPT will seek a bid from one manager on a list of pre approved third party managers who will be responsible for all asset management services, tax services and accounting services (the scope of such services to be reasonably approved by WCPT and
         Manager before the commencement of the bidding process) with respect to such
         Credit Lease Properties. After the receipt by the Company of complying bids in response to such invitations to bid, Manager will, in its sole discretion, have the option of managing such Credit Lease Properties for a fee equal to the more competitive bid submitted in the bidding process or awarding the management of such Credit Lease Properties to the more competitive bidder.  In the event
         Manager elects to award the management of such Credit Lease Properties to the more competitive bidder, Manager shall have no further reporting, tax, accounting, information  or other obligations to WRP or WCPT with respect to such Credit Lease Properties (other than, for so long as the Company owns such
         Credit Lease Properties,  the consolidation of the financial results of such Credit
         Lease Properties in the financial statements and tax returns of the Company).

                  (b)      The Company will pay Manager additional fees for the Additional
         Services at 90% of rates set forth on Schedule C.  As of January 1, 2001, the
         Administration Fee payable to WRP will be terminated.

                  (c)       Except as provided in this Section 9.2 and elsewhere in this
         Agreement, the Manager shall not be compensated for its services as the Manager of the Company.  Notwithstanding the foregoing, the Manager shall be paid the fee set forth in clause (a) of this Section 9.2 on the first day of each month on a monthly basis in arrears and shall be reimbursed, on a monthly basis, for all expenses that it incurs relating to the operating expenses and other costs for the
         Properties and/or in connection with any Capital Events."

                  Section 2.31.     Section 11.3(b) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "(b)     For each Fiscal Year, the Manager shall send to each Person who was a Member at any time during such Fiscal Year, within 60 days after the end of such Fiscal Year, an annual report of the Company including an annual balance sheet, profit and loss statement, a statement of cash flow and a statement of changes in Member's capital, all as prepared in accordance with generally accepted accounting principles consistently applied and audited by the Company's independent public accountants, which shall be Ernst & Young, unless another
         "Big Five" independent public accountants of recognized standing is selected by the Management Committee, and a statement showing allocations to the Members of taxable income, gains, losses, deductions and credits, as prepared by such accountants.  In addition, the Manager shall send to each Member, such other information concerning the Company and reasonably requested by such Member as is necessary for the preparation of such Member's federal, state and local income or other tax returns."

                                                   -76-

                  Section 2.32.     Section 11.3 of the Operating Agreement is hereby further
amended by adding the following clauses (d), (e), (f), (g), (h) and (i) thereto.

                  "(d)     Commencing January 1, 2001, the Manager will be required to deliver such reports and financial statements in the same form as has been previously customarily provided by the Manager (the 'Reports') on a monthly basis within 20 days after such calendar month.  In the event Manager fails to deliver the Reports on or before the 25th day after a month-end or the 60th day after a year-
         end (each such date, a 'Reporting Deadline'), the Manager will be assessed the following penalties: (1) $10,000 if Manager fails to deliver the Reports after the
         Reporting Deadline for any month-end (other than a quarter-end month and year-
         end), (2) $100,000 if the Manager fails to deliver any Reports necessary for WRP to file its Form 10-Q or Form 10-K after the Reporting Deadline for any quarter-
         end month or year-end and such penalty will be increased to $250,000 (instead of
         $100,000) if the Manager fails to deliver any Reports on or before the 5th day after such applicable Reporting Deadline; provided that no penalty shall be assessed in the event that, with respect to an annual report, the Manager delivers such annual report within 60 days after the end of the fiscal year to which such annual report relates and delivers the monthly Reports for the first two months of the succeeding fiscal year within 80 days of the beginning of such fiscal year (and in such event all penalties for January and February shall be refunded).  If the Manager fails to meet two or more Reporting Deadlines, then WCPT may assume responsibility for supervising the Company's financial reporting (which will continue to be performed by Manager's accounting staff), in which event WCPT will be paid an annual fee of $600,000 (payable in monthly installments of $50,000 on the last day of each month) in consideration of supervising such reporting to the
         Company's Members.  If WCPT takes over such responsibility, there will be no further penalties assessed on Manager for late reports.  If the Manager provides a quarterly report and financial statements to WCPT within 25 days after the end of the calendar quarter, then any penalties for late monthly reports and financial statements for such quarter shall be refunded, no penalty shall be assessed in respect of such quarterly report and such monthly reports shall not be counted toward the number of Reporting Deadlines that the Manager must fail to meet before the penalties specified in the second sentence of this Section 11.3(d) apply.
         WCPT and not the Manager will be responsible for the supervision of the year-
         end audit, financial statement and tax reporting and any other reporting requirements necessary for WRP to file its 10-K or any other reporting requirement under the Exchange Act of 1934, as amended, for the year ended
         December 31, 2000.  Any penalties paid pursuant to this Section 11.3(d) shall constitute liquidated damages with respect to the failure or delay in delivering the
         Reports and WCPT shall have no further rights or remedies with respect to such failure or delay.

                  (e)      At least four calendar days before any penalty would otherwise be imposed on the Manager pursuant to the foregoing provision, WCPT shall provide notice to the President and General Counsel of the Manager identifying the Report that is overdue and that a penalty will be assessed, and no penalties will be payable until not earlier than the fourth day after such notice is provided.

                                                   -77-

                  (f)      Upon reasonable request by WCPT, the Manager will promptly make available to WCPT, consistent with past practice (and Ernst & Young for its quarterly review of the financial statements of WRP) financial and other data and personnel of Manager during reasonable business hours, provided that such requests by WCPT will not impose any additional significant cost on the
         Company and Manager.  In addition, WRP will be provided with financial information and analyses consistent with past practice that are reasonably requested by WRP for its board meetings.

                  (g)      WCPT will be provided with a quarterly report showing amounts of leasing, development and construction fees payable to Manager or its Affiliates by the Company and the calculations thereof.

                  (h)      In connection with the exercise of any buy/sell rights of WCPT set forth in Section 8.2, WCPT will be given access to the Properties to conduct a customary real estate due diligence investigation (including access to leases, rent rolls, tenant books and records, commission agreements, mortgage documents, title materials, property managers, tenants, environmental engineering reports, construction-related documents and correspondences with tenants) and each of
         WCPT and WRP will, jointly and severally, indemnify and hold harmless the
         Company, the Whitehall Group and the Manager for any loss or harm caused by or arising from such investigation or inspection.

                  (i)      WRP shall be solely responsible for determining whether it is required to file, and to cause to be filed, any current reports on Form 8-K as a result of the acquisition and/or disposition of assets by WRP and its Affiliates and/or the Company and its Affiliates.  In addition to the notice required to be given pursuant to Section 8.2, the Manager will provide WCPT with a copy of any executed contract for the sale or purchase of a Property within five Business Days after such contract is executed.  The Manager will also notify WRP of any acquisition or disposition of assets within five Business Days after the consummation thereof.  In addition, the Manager shall notify WCPT of the
         Manager's intent to execute a definitive agreement with respect to any acquisition of Credit Lease Properties in connection with a Section 1031 Transaction involving a Nomura Property pursuant to Section 8.2(a)(iii) no later than ten
         Business Days prior to the execution of such definitive agreement and shall use its reasonable efforts to include in such definitive agreement a covenant of the seller of such Credit Lease Properties to cooperate with WRP in providing information necessary for WRP to file a Form 8-K in connection with such transaction in the event WRP determines that it is required to file a Form 8-K (it being understood and agreed that in the event such seller does not agree with the Manager to include such covenant in the definitive agreement, the Manager shall permit WRP to discuss with the seller, during such ten-Business Day period prior to the execution of such definitive agreement, the terms, if any, upon which the seller would, at the sole cost and expense of WRP, agree with WRP to provide such information to
         WRP, provided that the Manager shall be entitled to participate in all meetings or other telephonic conversations between the seller and WRP and the Manager shall in no event have any obligation to agree to any request made by the seller in

                                                   -78-

         connection with the agreement that will have any adverse monetary effect on the
         Company unless the Company is compensated by WRP for the amount of such adverse effect; provided further that if WRP fails to reach agreement with the seller upon the expiration of such ten-Business Day period, the Manager shall have the right to proceed with the execution of such agreement).

                  (j)      The Manager will provide WCPT notice within 15 days after
         retaining any third-party broker to market a Property for sale, which notice shall be for informational purposes only."

                  Section 2.33.     Section 11.4 of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "11.4.   Reimbursable Expenses.  Professional fees for normal and
         customary accounting, audit, legal and tax preparation functions as well as other normal operating expenses previously included in the Company's general and administrative budget, and consistent with past practices, shall be borne by the
         Manager and not be subject to reimbursement, but property operating and capital expenses as well as transactional expenses such as legal, accounting and tax costs incurred in connection with a Sale, financing or refinancing of a Property or any other event that results in Capital Proceeds shall be charged to or reimbursed by the Company."

                  Section 2.34.     Section 11.5 of the Operating Agreement is hereby
amended by deleting the last sentence thereof and replacing such deleted text with the following sentence:

                  "The Manager from time to time shall authorize signatories for such accounts and withdrawals or checks in excess of $100,000 shall require the signature of an appointee of the Whitehall Group."

                  Section 2.35.     Section 11.6 of the Operating Agreement is hereby
amended by adding the following language to the end thereof.

                  "The Manager shall not be entitled to be reimbursed for the cost of the fidelity bonds or worker's compensation insurance referred to above."

                  Section 2.36.     Section 13.2(a) of the Operating Agreement is hereby
amended and restated to read in its entirety as follows:

                  "(a)     To the Company, c/o WP Commercial, L.L.C., Chatham Executive
         Center, 26 Main Street, Chatham, New Jersey 07928, or at such other address as may be designated by the Manager upon written notice to all Members; and"

                                                   -79-

                                               ARTICLE III.

                                               MISCELLANEOUS

                  Section 3.1.      Headings and Captions.  All headings and captions
contained in this First Amendment and the table of contents hereto are inserted for convenience only and shall not be deemed a part of this First Amendment.

                  Section 3.2.      Variance of Pronouns.  All pronouns and all variations
                  ------------      --------------------
thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or entity may require.

                  Section 3.3.      Counterparts.  This First Amendment may be executed in
                  ------------      ------------
two or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

                  Section 3.4.      GOVERNING LAW.  THIS FIRST AMENDMENT
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAW
PROVISIONS THEREOF.

                  Section 3.5.      Invalidity.  Every provision of this First Amendment is
intended to be severable.  The invalidity and unenforceability of any particular provision of this First Amendment in any jurisdiction shall not affect the other provisions hereof, and this First Amendment shall be construed in all respects as if such invalid or unenforceable provision were omitted.

                  Section 3.6.      Exhibits and Schedules.  All exhibits and schedules
                  ------------      ----------------------
attached to this First Amendment shall constitute exhibits and schedules to the Operating
Agreement, and shall be incorporated therein by reference.

                  Section 3.7.      Ratification of Operating Agreement.  Except as expressly
set forth herein, the parties hereby ratify the Operating Agreement (as amended hereby)
and agree that the Operating Agreement continues in full force and effect, provided that no party shall be relieved of any liability accruing under the Operating Agreement prior to giving effect to this First Amendment.

                                                   -80-

                  IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the day and year first above written.

                                    WHWEL REAL ESTATE LIMITED PARTNERSHIP

                                    By:    WHATR Gen-Par, Inc., General Partner

                                           By:/s/ Ronald Bernstein
                                               Name:  Ronald Bernstein
                                               Title: Vice President

                                    WXI/WWG REALTY, L.L.C.

                                    By:/s/ Ronald Bernstein
                                       Name:  Ronald Bernstein
                                       Title: Vice President

                                    W/W GROUP HOLDINGS, L.L.C.

                                    By:/s/ Ronald Bernstein
                                       Name:  Ronald Bernstein
                                       Title: Vice President

                                                   -81-

                                    WELLSFORD COMMERCIAL PROPERTIES TRUST

                                    By:/s/ Edward Lowenthal
                                       Name:  Edward Lowenthal
                                       Title: Chief Executive Officer

                                    WP COMMERCIAL, L.L.C.

                                    By:/s/ Ronald Bernstein
                                       Name:  Ronald Bernstein
                                       Title: Vice President

                                    FOR PURPOSES OF SECTIONS 3.1,  3.9, 8.2(b) AND
                                    11.3 OF THE OPERATING AGREEMENT:

                                    WELLSFORD REAL PROPERTIES, INC.

                                    By:/s/ Edward Lowenthal
                                       Name:  Edward Lowenthal
                                       Title: President

                                                   -82-

                                                 JOINDER

         Under power of attorney granted to the Manager pursuant to Section 12.1(b) of the
Operating Agreement, as amended by the First Amendment, the Manager hereby executes on behalf of each of the undersigned this Joinder to the First Amendment.

                                    DOMINIC J. SARACENO

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ Dominic J. Saraceno
                                              Name:
                                              Title:

                                    KURT W. SARACENO

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ Kurt W. Saraceno
                                              Name:
                                              Title:

                                    INGEBORG E. SARACENO

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ Ingeborg E. Saraceno
                                                  Name:
                                                  Title:

                                                   -83-

                                    HEIDI A. SARACENO-LAWLOR

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ Heidi A. Saraceno-Lawlor
                                              Name:
                                              Title:

                                    LEAS A. SARACENO

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ Leas A. Saraceno
                                              Name:
                                              Title:

                                                   -84-

                                    STEPHEN DAVIS

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ Stephen Davis
                                              Name:
                                              Title:

                                    EDWARD WERNER

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ Edward Werner
                                              Name:
                                              Title:

                                    CARLETON G. TARPINIAN

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ Carleton G. Tarpinian
                                                  Name:
                                                  Title:

                                                   -85-

                                    GEORGE MCLAUGHLIN, III

                                    By:    Wellsford Commercial Properties Trust

                                           By:/s/ George McLaughlin, III
                                              Name:
                                              Title:

                                                   -86-